UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Cash Reserve Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

8/31/08

LMM-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities abound in oversold markets. When markets experience excessive selloffs, assets become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Short term credit quality (q)
Average Credit Quality Short Term Bonds (a)	A-1
All holdings are rated “A-1”

Maturity breakdown (u)
0 - 29 days	50.1%
30 - 59 days	18.9%
60 - 89 days	10.9%
90 - 366 days	20.1%
Other Assets Less Liabilities (o)	0.0%

(a)	The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(o)	Less than 0.1%.
(q)	Each security is assigned a rating from Moody’s Investors Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned a rating by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the “A-1”-rating category. Percentages are based on the total market value of investments as of 8/31/08.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of 8/31/08, unless otherwise noted.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/08

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share Class	Inception Date	1 Year Total Return (without sales charge)	Current 7-day yield	Current 7-day yield without waiver
A	9/07/93	3.43%	2.16%	1.76%
B	12/29/86	2.40%	1.16%	0.76%
C	4/01/96	2.40%	1.16%	0.76%
R1	4/01/05	2.35%	1.16%	0.76%
R2 (formerly Class R3)	4/01/05	2.86%	1.66%	1.26%
R3 (formerly Class R4)	4/01/05	3.12%	1.91%	1.51%
R4 (formerly Class R5)	4/01/05	3.39%	2.16%	1.76%
529A	7/31/02	3.23%	2.06%	1.31%
529B	7/31/02	2.21%	1.06%	0.66%
529C	7/31/02	2.21%	1.06%	0.66%

3

Performance Summary – continued

Share class	1 Year total return
B with CDSC (Declining over six years from 4% to 0%) (x)	(1.60)%
C with CDSC (1% for 12 months) (x)	1.40%
529B with CDSC ( Declining over six year from 4% to 0%) (x)	(1.79)%
529C with CDSC (1% for 12 months) (x)	1.21%

Class R1, R2, R3, R4, and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

CDSC – Contingent Deferred Sales Charge.

(x)	Assuming redemption at the end of the applicable period

Yields quoted are based on the latest seven days ended as of August 31, 2008, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Performance for Class R3, R4, and 529A shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for Class R1, R2, and 529B shares includes the performance of the fund’s Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund’s Class C shares for periods prior to their offering. For reporting periods ending prior to March 31, 2004, when quoting performance for the fund’s Class 529A shares, the performance of these share classes included the performance of the fund’s Class B shares, rather than Class A shares. The blending methodology changed for reporting periods ending on or after March 31, 2004, because Class A shares now has a 10 year performance history, and share class performance is being blended to Class A shares based upon the similarity of share class operating expenses. This change in blending methodology results in better performance for Class 529A shares than it had under the prior blending methodology. For a transitional period lasting until December 31, 2007, performance for Class 529A shares under the prior methodology is available at mfs.com.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share

4

Performance Summary – continued

classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

5

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2008 through August 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 through August 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).

Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/01/08-8/31/08
A	Actual	0.48%	$1,000.00	$1,011.95	$2.43
	Hypothetical (h)	0.48%	$1,000.00	$1,022.72	$2.44
B	Actual	1.48%	$1,000.00	$1,006.88	$7.47
	Hypothetical (h)	1.48%	$1,000.00	$1,017.70	$7.51
C	Actual	1.48%	$1,000.00	$1,006.88	$7.47
	Hypothetical (h)	1.48%	$1,000.00	$1,017.70	$7.51
R1	Actual	1.48%	$1,000.00	$1,006.88	$7.47
	Hypothetical (h)	1.48%	$1,000.00	$1,017.70	$7.51
R2 (formerly R3)	Actual	0.98%	$1,000.00	$1,009.41	$4.95
	Hypothetical (h)	0.98%	$1,000.00	$1,020.21	$4.98
R3 (formerly R4)	Actual	0.73%	$1,000.00	$1,010.68	$3.69
	Hypothetical (h)	0.73%	$1,000.00	$1,021.47	$3.71
R4 (formerly R5)	Actual	0.48%	$1,000.00	$1,011.95	$2.43
	Hypothetical (h)	0.48%	$1,000.00	$1,022.72	$2.44
529A	Actual	0.61%	$1,000.00	$1,011.31	$3.08
	Hypothetical (h)	0.61%	$1,000.00	$1,022.07	$3.10
529B	Actual	1.61%	$1,000.00	$1,006.25	$8.12
	Hypothetical (h)	1.61%	$1,000.00	$1,017.04	$8.16
529C	Actual	1.61%	$1,000.00	$1,006.25	$8.12
	Hypothetical (h)	1.61%	$1,000.00	$1,017.04	$8.16

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 0.58%, 1.58%, and 1.58% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $2.93, $7.97, and $7.97 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $2.95, $8.01, and $8.01 for Class 529A, Class 529B, and Class 529C shares, respectively.

7

PORTFOLIO OF INVESTMENTS

8/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Certificates of Deposit - 16.1%
Issuer	Shares/Par	Value ($)

Financial Institutions - 2.2%
Swedbank AB, 2.87%, due 10/14/08	$13,320,000	$13,320,000

Major Banks - 7.4%
Bank of Scotland PLC, NY, 2.66%, due 9/08/08	$17,700,000	$17,700,000
Bank of Scotland PLC, NY, 2.78%, due 9/09/08	2,400,000	2,400,000
BNP Paribas, NY, 3.08%, due 2/26/09	800,000	800,000
Wachovia Bank N.A., 2.52%, due 9/08/08	23,245,000	23,245,000

		$44,145,000
Other Banks & Diversified Financials - 6.5%
Bank of Montreal, Chicago, 2.69%, due 9/09/08	$16,540,000	$16,540,000
Calyon, NY, 2.75%, due 9/15/08	500,000	500,000
DEPFA Bank PLC, NY, 3.15%, due 12/29/08	11,020,000	11,020,000
DEPFA Bank PLC, NY, 3.09%, due 1/06/09	11,215,000	11,215,000

		$39,275,000
Total Certificates of Deposit, at Amortized Cost and Value		$96,740,000

Commercial Paper - 80.0% (y)
Automotive - 4.0%
Toyota Motor Credit Corp., 2.62%, due 12/05/08	$24,000,000	$23,834,067

Brokerage & Asset Managers - 8.2%
Merrill Lynch & Co., Inc., 2.86%, due 10/10/08	$432,000	$430,662
Merrill Lynch & Co., Inc., 3.13%, due 12/08/08	2,266,000	2,246,692
Merrill Lynch & Co., Inc., 3.15%, due 12/22/08	22,810,000	22,586,462
Morgan Stanley, 2.68%, due 10/17/08	3,851,000	3,837,812
Morgan Stanley, 3.15%, due 12/08/08	19,195,000	19,030,403
Morgan Stanley, 3.22%, due 2/27/09	1,066,000	1,048,933

		$49,180,964
Electrical Equipment - 3.8%
General Electric Co., 2.32%, due 9/08/08	$2,450,000	$2,448,895
General Electric Co., 2.42%, due 9/26/08	20,602,000	20,567,377

		$23,016,272

8

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Commercial Paper - continued
Financial Institutions - 8.6%
American Express Credit Corp., 2.78%, due 9/26/08	$13,101,000	$13,075,708
American Express Credit Corp., 2.8%, due 9/18/08	8,886,000	8,874,251
Lloyds TSB Bank PLC, 2.38%, due 9/10/08	23,033,000	23,019,295
Swedbank AB, 2.905%, due 10/15/08	480,000	478,296
Swedbank AB, 2.93%, due 11/03/08	6,000,000	5,969,235

		$51,416,785
Food & Beverages - 5.0%
Cargill, Inc., 2.47%, due 9/24/08 (t)	$10,000,000	$9,984,219
Coca-Cola Co., 2.3%, due 9/16/08 (t)	9,159,000	9,150,223
Hershey Foods Corp., 2.18%, due 10/09/08 (t)	10,581,000	10,556,652

		$29,691,094
Insurance - 5.5%
AIG Funding, Inc., 2.9%, due 10/21/08	$23,333,000	$23,239,020
MetLife, Inc., 2.1%, due 9/04/08	131,000	130,977
MetLife, Inc., 2.12%, due 9/25/08 (t)	4,360,000	4,353,838
Prudential Funding LLC, 2.5%, due 9/10/08	5,460,000	5,456,588

		$33,180,423
Major Banks - 23.5%
Abbey National North America LLC, 2.53%, due 10/03/08	$495,000	$493,887
Bank of America Corp., 2.66%, due 11/03/08	4,062,000	4,043,091
Bank of America Corp., 2.88%, due 1/09/09	18,249,000	18,059,210
Bank of America Corp., 2.98%, due 3/05/09	1,843,000	1,814,776
BNP Paribas Financial, Inc., 2.41%, due 9/11/08	1,612,000	1,610,921
BNP Paribas Financial, Inc., 2.58%, due 9/19/08	21,440,000	21,412,342
JPMorgan Chase & Co., 2.52%, due 10/06/08	1,051,000	1,048,425
JPMorgan Chase & Co., 2.64%, due 10/20/08	22,340,000	22,259,725
Natexis Banques Populaires, U.S. Financial Co., Inc., 2.755%, due 11/05/08	22,500,000	22,388,078
Royal Bank Of Canada, 2.49%, due 9/08/08	1,100,000	1,099,467
Societe Generale North America, Inc., 2.77%, due 10/17/08	22,200,000	22,121,424
Societe Generale North America, Inc., 3%, due 2/27/09	1,800,000	1,773,150
Wells Fargo & Co., 2.35%, due 11/21/08	21,913,000	21,797,135
Wells Fargo & Co., 2.41%, due 9/05/08	1,065,000	1,064,715

		$140,986,346
Network & Telecom - 3.8%
AT&T, Inc., 2.15%, due 9/08/08 (t)	$48,000	$47,980
AT&T, Inc., 2.3%, due 9/22/08 (t)	12,870,000	12,852,733
AT&T, Inc., 2.33%, due 9/03/08 (t)	10,000,000	9,998,706

		$22,899,419

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Commercial Paper - continued
Other Banks & Diversified Financials - 10.0%
Bank of Montreal, 2.62%, due 9/02/08	$740,000	$739,946
Calyon North America, Inc., 2.59%, due 9/24/08	4,695,000	4,687,231
Calyon North America, Inc., 2.7%, due 11/25/08	5,565,000	5,529,523
Citigroup Funding, Inc., 2.67%, due 9/02/08	128,000	127,991
Citigroup Funding, Inc., 2.7%, due 9/19/08	16,791,000	16,768,332
Citigroup Funding, Inc., 3.1%, due 2/24/09	7,128,000	7,019,971
UBS Finance Delaware LLC, 2.65%, due 9/02/08	930,000	929,932
UBS Finance Delaware LLC, 2.8%, due 10/27/08	14,840,000	14,775,363
UBS Finance Delaware LLC, 2.82%, due 11/25/08	5,860,000	5,820,982
UBS Finance Delaware LLC, 2.88%, due 9/08/08	3,240,000	3,238,186
UBS Finance Delaware LLC, 2.88%, due 10/27/08	500,000	497,760

		$60,135,217
Tobacco - 3.8%
Philip Morris International, Inc., 2.26%, due 9/26/08 (t)	$23,000,000	$22,963,903

Utilities - Electric Power - 3.8%
Florida Power & Light Co., 2.1%, due 9/12/08	$22,892,000	$22,877,311
Total Commercial Paper, at Amortized Cost and Value		$480,181,801

Repurchase Agreements - 3.8%
Merrill Lynch & Co., 2.13%, dated 8/29/08, due 9/02/08, total to be received $22,801,395 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$22,796,000	$22,796,000
Total Investments, at Amortized Cost and Value		$599,717,801

Other Assets, Less Liabilities - 0.1%		794,333
Net Assets - 100.0%		$600,512,134

(t)	Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at amortized cost and value	$599,717,801
Cash	609
Receivable for fund shares sold	2,516,808
Interest receivable	500,750
Other assets	1,421
Total assets		$602,737,389
Liabilities
Distributions payable	$17,239
Payable for fund shares reacquired	1,859,651
Payable to affiliates
Management fee	9,817
Shareholder servicing costs	136,748
Distribution and service fees	31,790
Administrative services fee	978
Program manager fees	69
Payable for independent trustees’ compensation	25,213
Accrued expenses and other liabilities	143,750
Total liabilities		$2,225,255
Net assets		$600,512,134
Net assets consist of
Paid-in capital	$600,536,379
Accumulated net realized gain (loss) on investments	(24,245)
Net assets		$600,512,134
Shares of beneficial interest outstanding		600,535,961

11

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$189,683,711
Shares outstanding	189,690,990
Net asset value and offering price per share		$1.00
Class B shares
Net assets	$112,706,813
Shares outstanding	112,716,047
Net asset value and offering price per share		$1.00
Class C shares
Net assets	$79,090,553
Shares outstanding	79,093,755
Net asset value and offering price per share		$1.00
Class R1 shares
Net assets	$27,361,020
Shares outstanding	27,361,529
Net asset value, offering price, and redemption price per share		$1.00
Class R2 shares (formerly Class R3 shares)
Net assets	$98,824,529
Shares outstanding	98,826,138
Net asset value, offering price, and redemption price per share		$1.00
Class R3 shares (formerly Class R4 shares)
Net assets	$82,454,303
Shares outstanding	82,455,912
Net asset value, offering price, and redemption price per share		$1.00
Class R4 shares (formerly Class R5 shares)
Net assets	$4,094,283
Shares outstanding	4,094,466
Net asset value, offering price, and redemption price per share		$1.00
Class 529A shares
Net assets	$3,777,006
Shares outstanding	3,777,148
Net asset value, offering price and redemption price per share		$1.00
Class 529B shares
Net assets	$700,135
Shares outstanding	700,154
Net asset value and offering price per share		$1.00
Class 529C shares
Net assets	$1,819,781
Shares outstanding	1,819,822
Net asset value and offering price per share		$1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Interest income		$19,130,938
Expenses
Management fee	$2,820,860
Distribution and service fees	2,628,268
Program manager fees	9,012
Shareholder servicing costs	1,117,825
Administrative services fee	78,015
Retirement plan administration and services fees	87,317
Independent trustees’ compensation	14,443
Custodian fee	125,361
Shareholder communications	76,602
Auditing fees	35,826
Legal fees	10,198
Miscellaneous	169,529
Total expenses		$7,173,256
Fees paid indirectly	(35)
Reduction of expenses by investment adviser and distributor	(2,065,858)
Net expenses		$5,107,363
Net investment income		$14,023,575
Change in net assets from operations		$14,023,575

See Notes to Financial Statements

13

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 8/31/08	Year ended 8/31/07
Change in net assets
From operations
Net investment income	$14,023,575	$16,106,250
Net realized gain (loss) on investments	—	(22,989)
Change in net assets from operations	$14,023,575	$16,083,261
Distributions declared to shareholders
From net investment income
Class A	$(4,983,420)	$(5,611,214)
Class B	(2,887,171)	(7,009,719)
Class C	(1,405,342)	(1,743,169)
Class R1	(445,800)	(175,656)
Former Class R2 (b)	(268,397)	(147,919)
Class R2 (formerly Class R3)	(1,929,113)	(711,011)
Class R3 (formerly Class R4)	(1,845,052)	(575,671)
Class R4 (formerly Class R5)	(123,580)	(33,784)
Class 529A	(101,887)	(109,027)
Class 529B	(9,123)	(11,220)
Class 529C	(24,690)	(25,406)
Total distributions declared to shareholders	$(14,023,575)	$(16,153,796)
Change in net assets from fund share transactions	$155,628,784	$40,254,200
Total change in net assets	$155,628,784	$40,183,665
Net assets
At beginning of period	444,883,350	404,699,685
At end of period	$600,512,134	$444,883,350

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

14

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2008	2007		2006		2005	2004
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.05		$0.04		$0.02	$0.01
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.00	)(w)	—	—
Total from investment operations	$0.03	$0.05		$0.04		$0.02	$0.01
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.05)		$(0.04)		$(0.02)	$(0.01)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	3.43	5.06		4.19		2.11	0.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.83		0.89		0.90	0.79
Expenses after expense reductions (f)	0.47	0.43		0.49		0.50	0.55
Net investment income	3.29	4.94		4.14		2.10	0.58
Net assets at end of period (000 Omitted)	$189,684	$136,204		$114,481		$91,165	$101,287

See Notes to Financial Statements

15

Financial Highlights – continued

Class B	Years ended 8/31
	2008	2007		2006		2005	2004
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.04		$0.03		$0.01	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.00	)(w)	—	—
Total from investment operations	$0.02	$0.04		$0.03		$0.01	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.04)		$(0.03)		$(0.01)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	2.40	4.02		3.16		1.10	0.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.83		1.89		1.89	1.80
Expenses after expense reductions (f)	1.46	1.43		1.49		1.49	1.07
Net investment income	2.44	3.94		3.09		1.03	0.06
Net assets at end of period (000 Omitted)	$112,707	$154,176		$222,661		$280,361	$429,844

Class C	Years ended 8/31
	2008	2007		2006		2005	2004
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.04		$0.03		$0.01	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.00	)(w)	—	—
Total from investment operations	$0.02	$0.04		$0.03		$0.01	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.04)		$(0.03)		$(0.01)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	2.40	4.02		3.15		1.10	0.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.83		1.89		1.89	1.79
Expenses after expense reductions (f)	1.47	1.43		1.49		1.49	1.07
Net investment income	2.18	3.94		3.14		1.03	0.06
Net assets at end of period (000 Omitted)	$79,091	$60,390		$56,456		$46,483	$80,482

See Notes to Financial Statements

16

Financial Highlights – continued

Class R1	Years ended 8/31
	2008	2007		2006		2005 (i)
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.04		$0.03		$0.01
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.02	$0.04		$0.03		$0.01
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.04)		$(0.03)		$(0.01)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)	2.35	3.91		3.04		0.59	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.91	1.97		2.09		2.24	(a)
Expenses after expense reductions (f)	1.51	1.53		1.59		1.84	(a)
Net investment income	2.10	3.82		3.15		1.52	(a)
Net assets at end of period (000 Omitted)	$27,361	$8,538		$898		$258

Class R2 (formerly Class R3)	Years ended 8/31
	2008	2007		2006	2005 (i)
Net asset value, beginning of period	$1.00	$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.04		$0.04	$0.01
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.01)	—
Total from investment operations	$0.03	$0.04		$0.03	$0.01
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.04)		$(0.03)	$(0.01)
Net asset value, end of period	$1.00	$1.00		$1.00	$1.00
Total return (%) (r)	2.86	4.38		3.51	0.78	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.52		1.63	1.83	(a)
Expenses after expense reductions (f)	1.01	1.09		1.13	1.43	(a)
Net investment income	2.58	4.28		3.73	2.10	(a)
Net assets at end of period (000 Omitted)	$98,825	$36,027		$4,909	$1,179

See Notes to Financial Statements

17

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 8/31
	2008	2007		2006		2005 (i)
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.05		$0.04		$0.01
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.03	$0.05		$0.04		$0.01
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.05)		$(0.04)		$(0.01)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)	3.12	4.63		3.77		0.93	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.15	1.23		1.28		1.38	(a)
Expenses after expense reductions (f)	0.75	0.83		0.88		0.98	(a)
Net investment income	2.82	4.53		4.06		2.21	(a)
Net assets at end of period (000 Omitted)	$82,454	$32,545		$1,019		$51

Class R4 (formerly Class R5)	Years ended 8/31
	2008	2007		2006		2005 (i)
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.05		$0.04		$0.01
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.00	)(w)	—
Total from investment operations	$0.03	$0.05		$0.04		$0.01
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.05)		$(0.04)		$(0.01)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00
Total return (%) (r)	3.39	4.96		4.09		1.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	0.93		0.99		1.08	(a)
Expenses after expense reductions (f)	0.50	0.53		0.59		0.68	(a)
Net investment income	3.24	4.80		4.03		2.51	(a)
Net assets at end of period (000 Omitted)	$4,094	$3,717		$53		$51

See Notes to Financial Statements

18

Financial Highlights – continued

Class 529A	Years ended 8/31
	2008	2007		2006		2005	2004
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.05		$0.04		$0.02	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.00	)(w)	—	—
Total from investment operations	$0.03	$0.05		$0.04		$0.02	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.05)		$(0.04)		$(0.02)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)	3.23	4.80		3.93		1.86	0.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.40	1.44		1.49		1.50	1.39
Expenses after expense reductions (f)	0.65	0.68		0.74		0.75	0.80
Net investment income	3.05	4.69		3.92		1.93	0.34
Net assets at end of period (000 Omitted)	$3,777	$2,548		$2,135		$1,650	$1,140

Class 529B	Years ended 8/31
	2008	2007		2006		2005	2004
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.04		$0.03		$0.01	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.00	)(w)	—	—
Total from investment operations	$0.02	$0.04		$0.03		$0.01	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.04)		$(0.03)		$(0.01)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	2.21	3.77		2.90		0.87	0.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.09		2.14		2.13	2.03
Expenses after expense reductions (f)	1.64	1.69		1.74		1.73	1.08
Net investment income	1.91	3.69		2.88		0.87	0.07
Net assets at end of period (000 Omitted)	$700	$328		$297		$340	$339

See Notes to Financial Statements

19

Financial Highlights – continued

Class 529C	Years ended 8/31
	2008	2007		2006		2005	2004
Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.04		$0.03		$0.01	$0.00	(w)
Net realized and unrealized gain (loss) on investments	—	(0.00	)(w)	(0.00	)(w)	—	—
Total from investment operations	$0.02	$0.04		$0.03		$0.01	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.04)		$(0.03)		$(0.01)	$(0.00	)(w)
Net asset value, end of period	$1.00	$1.00		$1.00		$1.00	$1.00
Total return (%) (r)(t)	2.21	3.76		2.90		0.87	0.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.09		2.14		2.13	2.03
Expenses after expense reductions (f)	1.64	1.68		1.74		1.73	1.08
Net investment income	1.85	3.69		2.89		0.85	0.06
Net assets at end of period (000 Omitted)	$1,820	$814		$688		$611	$640

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, April 1, 2005 (Classes R1, R2, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Cash Reserve Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations – Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund’s use of amortized cost is subject to the fund’s compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that

21

Notes to Financial Statements – continued

may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement

22

Notes to Financial Statements – continued

and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2008, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders is as follows:

	8/31/08	8/31/07
Ordinary income (including any short-term capital gains)	$14,023,575	$16,153,796

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/08
Cost of investments	$599,717,801
Undistributed ordinary income	42,799
Capital loss carryforwards	(24,245)
Other temporary differences	(42,799)

As of August 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/12	$(441)
8/31/13	(4)
8/31/15	(811)
8/31/16	(22,989)
$(24,245)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

23

Notes to Financial Statements – continued

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.15% of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2008, this waiver amounted to $2,051,535 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.15% of the fund’s average daily net assets.

Effective September 1, 2008, the advisory agreement has been amended such that the management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. The investment advisor has agreed to waive this fee to 0.15% of average daily net assets through February 28, 2009.

Distributor – The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFS Fund Distributors, Inc. (MFD) for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.00%	$0
Class B	0.75%	0.25%	1.00%	1.00%	1,185,773
Class C	0.75%	0.25%	1.00%	1.00%	644,831
Class R1	0.75%	0.25%	1.00%	0.90%	190,625
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	40,186
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	373,588
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	163,444
Class 529A	0.25%	0.25%	0.50%	0.00%	11,693
Class 529B	0.75%	0.25%	1.00%	1.00%	4,772
Class 529C	0.75%	0.25%	1.00%	1.00%	13,356
Total Distribution and Service Fees					$2,628,268

24

Notes to Financial Statements – continued

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2008 based on each class’ average daily net assets. Payment of the 0.25% annual Class A service fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Payment of the 0.10% annual Class A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. 0.10% of the Class 529A distribution fee is currently being waived under a written waiver arrangement through December 31, 2008. For the year ended August 31, 2008, this waiver amounted to $3,341 and is reflected as a reduction of total expenses in the Statement of Operations. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. 0.25% of the Class 529A service fee is currently being waived under a written waiver arrangement through December 31, 2008. For the year ended August 31, 2008, this waiver amounted to $8,352 and is reflected as a reduction of total expenses in the Statement of Operations. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2008, were as follows:

Amount
Class A	$6,222
Class B	$330,316
Class C	$36,533
Class 529B	$100
Class 529C	$5

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.18% on Class 529A, and 0.17% on Class 529B and Class 529C of average daily net assets for each of the fund’s 529 classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s

25

Notes to Financial Statements – continued

compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2008, were as follows:

Amount
Class 529A	$5,964
Class 529B	811
Class 529C	2,237
Total Program Manager Fees	$9,012

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2008, the fee was $420,036, which equated to 0.0819% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $697,789.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

26

Notes to Financial Statements – continued

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.14%	$30,462
Former Class R2 (b)	0.25%	—	—	0.11%	9,226
Class R2 (formerly Class R3)	0.15%	—	—	0.04%	26,345
Class R3 (formerly Class R4)	0.15%	—	—	0.03%	20,195
Class R4 (formerly Class R5)	0.10%	—	—	0.03%	1,089
Total Retirement Plan Administration and Services Fees					$87,317

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $2,553. This amount is included in independent trustees’ compensation for the year ended August 31, 2008. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $25,213 at August 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and

27

Notes to Financial Statements – continued

Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2008, the fee paid by the fund to Tarantino LLC and Griffin Compliance LLC was $3,528 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $2,630, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of money market securities, exclusive of securities subject to repurchase agreements, aggregated $5,396,569,539 and $5,233,394,651, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended		Year ended
	8/31/08		8/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	172,485,490	$172,485,490	109,927,782	$109,927,782
Class B	101,303,033	101,303,033	112,273,280	112,273,280
Class C	86,112,900	86,112,900	60,361,403	60,361,403
Class R1	78,385,633	78,385,633	61,618,688	61,618,688
Former Class R2 (b)	58,115,747	58,115,747	54,718,434	54,718,434
Class R2 (formerly Class R3)	246,786,335	246,786,335	151,186,527	151,186,527
Class R3 (formerly Class R4)	238,218,335	238,218,335	104,892,406	104,892,406
Class R4 (formerly Class R5)	11,642,469	11,642,469	17,149,069	17,149,069
Class 529A	2,413,422	2,413,422	1,188,482	1,188,482
Class 529B	448,042	448,042	101,520	101,520
Class 529C	1,514,398	1,514,398	497,316	497,316
	997,425,804	$997,425,804	673,914,907	$673,914,907

28

Notes to Financial Statements – continued

	Year ended		Year ended
	8/31/08		8/31/07
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	4,683,683	$4,683,683	5,246,094	$5,246,094
Class B	2,668,459	2,668,459	6,563,810	6,563,810
Class C	1,311,958	1,311,958	1,624,513	1,624,513
Class R1	429,173	429,173	149,283	149,283
Former Class R2 (b)	217,134	217,134	119,311	119,311
Class R2 (formerly Class R3)	1,870,880	1,870,880	643,871	643,871
Class R3 (formerly Class R4)	1,804,478	1,804,478	539,714	539,714
Class R4 (formerly Class R5)	123,580	123,580	28,877	28,877
Class 529A	101,205	101,205	108,508	108,508
Class 529B	8,992	8,992	11,154	11,154
Class 529C	24,507	24,507	25,156	25,156
	13,244,049	$13,244,049	15,060,291	$15,060,291
Shares reacquired
Class A	(123,689,742)	$(123,689,742)	(93,431,093)	$(93,431,093)
Class B	(145,435,312)	(145,435,312)	(187,291,191)	(187,291,191)
Class C	(68,724,606)	(68,724,606)	(58,042,860)	(58,042,860)
Class R1	(59,992,434)	(59,992,434)	(54,127,011)	(54,127,011)
Former Class R2 (b)	(67,929,610)	(67,929,177)	(46,341,559)	(46,341,559)
Class R2 (formerly Class R3)	(185,861,524)	(185,861,524)	(120,708,753)	(120,708,753)
Class R3 (formerly Class R4)	(190,115,228)	(190,115,228)	(73,903,225)	(73,903,225)
Class R4 (formerly Class R5)	(11,388,944)	(11,388,944)	(13,513,179)	(13,513,179)
Class 529A	(1,285,355)	(1,285,355)	(884,377)	(884,377)
Class 529B	(85,328)	(85,328)	(81,516)	(81,516)
Class 529C	(533,419)	(533,419)	(396,234)	(396,234)
	(855,041,502)	$(855,041,069)	(648,720,998)	$(648,720,998)
Net change
Class A	53,479,431	$53,479,431	21,742,783	$21,742,783
Class B	(41,463,820)	(41,463,820)	(68,454,101)	(68,454,101)
Class C	18,700,252	18,700,252	3,943,056	3,943,056
Class R1	18,822,372	18,822,372	7,640,960	7,640,960
Former Class R2 (b)	(9,596,729)	(9,596,296)	8,496,186	8,496,186
Class R2 (formerly Class R3)	62,795,691	62,795,691	31,121,645	31,121,645
Class R3 (formerly Class R4)	49,907,585	49,907,585	31,528,895	31,528,895
Class R4 (formerly Class R5)	377,105	377,105	3,664,767	3,664,767
Class 529A	1,229,272	1,229,272	412,613	412,613
Class 529B	371,706	371,706	31,158	31,158
Class 529C	1,005,486	1,005,486	126,238	126,238
	155,628,351	$155,628,784	40,254,200	$40,254,200

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares

29

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2008, the fund’s commitment fee and interest expense were $2,172 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Subsequent Event

On October 1, 2008, the Trustees of the fund approved the fund’s participation in the initial term of the United States Department of Treasury’s Temporary Guarantee Program (the Program) through December 18, 2008. The Program, the cost of which will be borne by the fund, provides coverage to shareholders for amounts held in participating funds as of the close of business September 19, 2008, subject to certain conditions and limitations (but does not guarantee a $1.00 net asset value upon redemption or liquidation of shares). The Treasury may elect to extend the program beyond December 18, 2008, at which time the fund will determine whether to continue to participate in the Program.

30

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and the Shareholders of

MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the portfolios comprising MFS Series Trust I) (the “Trust”) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund as of August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 15, 2008

31

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

32

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

33

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (November 2005 – March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

34

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

35

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and

36

Trustees and Officers – continued

will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Edward O’Dette

37

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients,

38

Board Review of Investment Advisory Agreement – continued

(iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

39

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS observes an advisory fee reduction that will remain in effect for the Fund through February 28, 2009 as part of MFS’ settlement with the New York Attorney General concerning market timing and related matters (the “NYAG Settlement”). The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee reduction), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee reduction noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

40

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: The advisory fee reduction required by the NYAG Settlement with respect to the Fund will expire on February 28, 2009. At the time MFS entered into the NYAG Settlement, MFS also agreed with the Board that it would not eliminate such advisory fee reduction without the Board’s consent. Following

41

Board Review of Investment Advisory Agreement – continued

discussions between MFS and the Board at the contract review meetings, MFS and the Board agreed to amend the Fund’s investment advisory agreement. As a result, effective March 1, 2009, the Fund’s investment advisory fee rate will be 0.40% of the Fund’s average daily net assets.

In addition, MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class 529A shares, effective March 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

42

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

43

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

44

CONTACT US

Web site

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

Account service and literature

Shareholders

1-800-225-2606

8 a.m. to 8 p.m. Eastern time

Investment professionals

1-800-343-2829

8 a.m. to 8 p.m. Eastern time

Retirement plan services

1-800-637-1255

8 a.m. to 8 p.m. Eastern time

Mailing address

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA

02205-5824

Overnight mail

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign-up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Core Equity Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

8/31/08

RGI-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities abound in oversold markets. When markets experience excessive selloffs, assets become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Danaher Corp.	3.5%
Merck & Co., Inc.	2.8%
Chevron Corp.	2.4%
International Business Machines Corp.	2.0%
AT&T, Inc.	1.9%
Apple, Inc.	1.8%
Exxon Mobil Corp.	1.7%
Schering-Plough Corp.	1.6%
Mack-Cali Realty Corp., REIT	1.6%
Bank of America Corp.	1.5%

Equity sectors
Financial Services	16.5%
Technology	15.2%
Energy	12.9%
Health Care	12.4%
Industrial Goods & Services	8.9%
Consumer Staples	8.1%
Utilities & Communications	7.1%
Retailing	6.1%
Leisure	4.7%
Basic Materials	3.3%
Special Products & Services	2.6%
Autos & Housing	1.3%

Percentages are based on net assets as of 8/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2008, Class A shares of the MFS Core Equity Fund provided a total return of -8.94%, at net asset value. This compares with a return of -10.22% for the fund’s benchmark, the Russell 3000 Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding considerably during the second quarter due to the fiscal stimulus and strong net exports. Domestic headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, mounting concerns surrounding the distressed sale of failing Bear Stearns to JPMorgan, which was backstopped by the Federal Reserve, the Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, as well as U.S. investment bank Lehman Brothers, kept the markets under significant pressure. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. In the middle of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

3

Management Review – continued

Contributors to Performance

Stock selection in the financial services sector was the principal factor in the fund’s positive relative return. Avoiding poor-performing financial services firms, Citigroup and Wachovia, and insurance company American International Group boosted relative returns. Real estate investment trust firm Mack-Cali Realty and banking firm UnionBanCal were also among the fund’s top contributors. Shares of UnionBanCal rose after Mitsubishi UFJ Financial Group declared its intent to purchase the company in a tender offer.

Stock selection in the industrial goods and services sector also aided relative performance. Among the top contributors was diversified manufacturing and technology company Danaher. Not holding diversified industrial conglomerate General Electric (g) also helped relative returns.

Although stock selection in the special products and services sector was among the more positive factors in relative performance, no individual stocks within this sector were among the fund’s top contributors for the reporting period.

Elsewhere, overweighted positions in global integrated energy company Hess, global biotech company Genzyme, and oilfield services provider Halliburton boosted relative returns. Shares of Hess rose as plans were prepared to drill for oil in a much-anticipated site off the coast of Brazil.

Detractors from Performance

Stock selection in the health care sector hindered relative performance. Pharmaceutical company Merck & Co., dialysis producer NxStage Medical, and medical equipment company Aspect Medical Systems (g) were top relative detractors. Not holding strong-performing health care products maker Johnson & Johnson (g) also dampened relative returns.

The fund’s underweighted position in the transportation sector hurt relative performance. No individual stocks within this sector were among the fund’s top detractors for the reporting period.

Stock selection in the technology sector also held back relative results. Flash memory storage products maker SanDisk was a top relative detractor. SanDisk shares fell as analysts downgraded the company’s rating due to warnings of weakening profit margins on flash memory.

4

Management Review – continued

Elsewhere, specialty finance company Euro Dekania (aa) and mortgage financers FNMA (g) and Countrywide Financial (g) were top detractors. A dramatic slowdown in the U.S. housing market, coupled with a significant deterioration in credit quality, put shares of Countrywide Financial under pressure. Positioning in integrated energy company Chevron and not holding strong-performing retail giant Wal-Mart Stores also had a negative impact on relative performance.

Respectfully,

Joseph MacDougall Portfolio Manager	Katrina Mead Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	1/02/96	(8.94)%	7.74%	4.84%
B	1/02/97	(9.55)%	7.05%	4.16%
C	1/02/97	(9.54)%	7.05%	4.14%
I	1/02/97	(8.56)%	8.14%	5.20%
R1	4/01/05	(9.53)%	6.98%	4.12%
R2 (formerly Class R3 shares)	10/31/03	(9.08)%	7.41%	4.34%
R3 (formerly Class R4 shares)	4/01/05	(8.90)%	7.72%	4.83%
R4 (formerly Class R5 shares)	4/01/05	(8.67)%	7.94%	4.94%

Comparative benchmark

Russell 3000 Index (f)	(10.22)%	7.57%	5.52%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(14.18)%	6.48%	4.22%
B With CDSC (Declining over six years from 4% to 0%) (x)	(12.89)%	6.74%	4.16%
C With CDSC (1% for 12 months) (x)	(10.37)%	7.05%	4.14%

Class I, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 3000 Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for Classes R3 and R4 include the performance of the fund’s Class A shares for periods prior to their offering. Performance for Classes R1 and R2 includes the performance of the fund’s Class B shares for periods prior to their offering.

7

Performance Summary – continued

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2008 through August 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 through August 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/01/08-8/31/08
A	Actual	1.29%	$1,000.00	$990.54	$6.45
	Hypothetical (h)	1.29%	$1,000.00	$1,018.65	$6.55
B	Actual	1.96%	$1,000.00	$987.22	$9.79
	Hypothetical (h)	1.96%	$1,000.00	$1,015.28	$9.93
C	Actual	1.94%	$1,000.00	$987.16	$9.69
	Hypothetical (h)	1.94%	$1,000.00	$1,015.38	$9.83
I	Actual	0.93%	$1,000.00	$992.61	$4.66
	Hypothetical (h)	0.93%	$1,000.00	$1,020.46	$4.72
R1	Actual	1.92%	$1,000.00	$987.81	$9.59
	Hypothetical (h)	1.92%	$1,000.00	$1,015.48	$9.73
R2 (formerly R3)	Actual	1.41%	$1,000.00	$989.77	$7.05
	Hypothetical (h)	1.41%	$1,000.00	$1,018.05	$7.15
R3 (formerly R4)	Actual	1.18%	$1,000.00	$990.53	$5.90
	Hypothetical (h)	1.18%	$1,000.00	$1,019.20	$5.99
R4 (formerly R5)	Actual	0.93%	$1,000.00	$991.79	$4.66
	Hypothetical (h)	0.93%	$1,000.00	$1,020.46	$4.72

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
Issuer	Shares/Par	Value ($)

Aerospace - 2.5%
Lockheed Martin Corp.	66,600	$7,754,904
Northrop Grumman Corp.	97,020	6,679,827
United Technologies Corp.	148,290	9,726,341

		$24,161,072
Alcoholic Beverages - 0.2%
Molson Coors Brewing Co.	39,470	$1,880,746

Apparel Manufacturers - 0.8%
NIKE, Inc., “B”	92,040	$5,578,544
Quiksilver, Inc. (a)	333,830	2,573,829

		$8,152,373
Automotive - 0.6%
Johnson Controls, Inc.	175,330	$5,421,204

Biotechnology - 1.5%
Genzyme Corp. (a)	184,321	$14,432,334

Broadcasting - 1.8%
Omnicom Group, Inc.	114,770	$4,865,100
Viacom, Inc., “B” (a)	147,050	4,335,034
Walt Disney Co.	263,580	8,526,813

		$17,726,947
Brokerage & Asset Managers - 2.1%
Affiliated Managers Group, Inc. (a)	22,220	$2,115,788
Deutsche Boerse AG	24,970	2,374,178
Goldman Sachs Group, Inc.	44,490	7,295,025
Invesco Ltd.	82,180	2,106,273
Merrill Lynch & Co., Inc.	113,650	3,221,978
TD AMERITRADE Holding Corp. (a)	169,180	3,456,347

		$20,569,589
Business Services - 1.8%
Amdocs Ltd. (a)	126,770	$3,827,186
Fidelity National Information Services, Inc.	227,670	4,974,590

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Satyam Computer Services Ltd., ADR (l)	217,540	$4,842,440
Visa, Inc., “A”	51,540	3,911,886

		$17,556,102
Cable TV - 0.7%
Comcast Corp., “Special A” (l)	199,610	$4,219,755
Time Warner Cable, Inc., “A” (a)(l)	94,460	2,526,805

		$6,746,560
Chemicals - 0.8%
3M Co.	86,810	$6,215,596
PPG Industries, Inc. (l)	30,000	1,885,800

		$8,101,396
Computer Software - 3.7%
CommVault Systems, Inc. (a)	67,464	$1,137,443
MicroStrategy, Inc., “A” (a)	175,960	11,289,594
MSC Software Corp. (a)(l)	442,717	5,746,467
Oracle Corp. (a)	493,210	10,816,095
VeriSign, Inc. (a)	200,620	6,413,821

		$35,403,420
Computer Software - Systems - 4.4%
Apple, Inc. (a)	103,300	$17,512,449
Hewlett-Packard Co.	126,200	5,921,304
International Business Machines Corp.	156,640	19,067,787

		$42,501,540
Construction - 0.7%
Pulte Homes, Inc. (l)	296,340	$4,299,893
Sherwin-Williams Co.	46,820	2,741,311

		$7,041,204
Consumer Goods & Services - 3.3%
Avon Products, Inc.	78,110	$3,345,451
Colgate-Palmolive Co.	122,460	9,310,634
DeVry, Inc.	29,060	1,498,915
ITT Educational Services, Inc. (a)(l)	19,460	1,730,189
New Oriental Education & Technology Group, Inc., ADR (a)	38,680	2,866,188
Priceline.com, Inc. (a)	10,070	936,309
Procter & Gamble Co.	170,630	11,904,855

		$31,592,541

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - 3.8%
Danaher Corp.	412,000	$33,606,840
WESCO International, Inc. (a)	63,150	2,427,486

		$36,034,326
Electronics - 3.5%
Applied Materials, Inc.	64,610	$1,157,811
Flextronics International Ltd. (a)	434,623	3,876,837
GT Solar International, Inc. (a)	74,360	936,936
Hittite Microwave Corp. (a)	107,810	3,815,396
Intel Corp.	515,680	11,793,602
Intersil Corp., “A”	79,910	1,872,291
Marvell Technology Group Ltd. (a)	276,250	3,897,888
National Semiconductor Corp.	105,010	2,250,364
SanDisk Corp. (a)(l)	262,560	3,796,618

		$33,397,743
Energy - Independent - 2.9%
Apache Corp.	94,170	$10,771,165
Chesapeake Energy Corp.	63,650	3,080,660
EOG Resources, Inc.	39,200	4,093,264
Peabody Energy Corp.	44,680	2,812,606
XTO Energy, Inc.	146,440	7,382,040

		$28,139,735
Energy - Integrated - 6.8%
Chevron Corp.	262,510	$22,659,863
Exxon Mobil Corp.	207,182	16,576,632
Hess Corp.	58,540	6,129,723
Marathon Oil Corp.	171,810	7,743,477
Royal Dutch Shell PLC, “A”	190,950	6,682,631
Statoil A.S.A.	68,050	2,101,722
TOTAL S.A.	46,600	3,352,481

		$65,246,529
Engineering - Construction - 1.7%
Fluor Corp.	127,030	$10,178,914
Foster Wheeler Ltd. (a)	37,880	1,882,257
North American Energy Partners, Inc. (a)	233,500	3,857,420

		$15,918,591
Food & Beverages - 3.7%
Coca-Cola Co.	246,900	$12,856,083
Hain Celestial Group, Inc. (a)(l)	163,900	4,259,761
J.M. Smucker Co.	50,340	2,729,938

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - continued
Pepsi Bottling Group, Inc.	80,700	$2,387,106
PepsiCo, Inc.	196,369	13,447,349

		$35,680,237
Food & Drug Stores - 1.0%
CVS Caremark Corp.	275,560	$10,085,496

Gaming & Lodging - 0.7%
International Game Technology	88,420	$1,894,841
Las Vegas Sands Corp. (a)(l)	19,500	924,495
Royal Caribbean Cruises Ltd. (l)	95,430	2,593,787
Wyndham Worldwide	90,450	1,743,876

		$7,156,999
General Merchandise - 1.6%
99 Cents Only Stores (a)(l)	276,520	$2,367,011
Family Dollar Stores, Inc.	167,940	4,185,065
Kohl’s Corp. (a)	128,600	6,323,262
Stage Stores, Inc.	174,025	2,770,478

		$15,645,816
Health Maintenance Organizations - 1.0%
CIGNA Corp.	157,320	$6,588,562
WellPoint, Inc. (a)	53,590	2,829,016

		$9,417,578
Insurance - 3.8%
ACE Ltd.	144,900	$7,623,189
Allied World Assurance Co. Holdings Ltd.	142,210	5,492,150
Chubb Corp.	218,770	10,503,148
Genworth Financial, Inc., “A”	166,020	2,664,621
MetLife, Inc.	100,420	5,442,764
Prudential Financial, Inc.	57,730	4,255,278

		$35,981,150
Internet - 1.2%
Google, Inc., “A” (a)	21,780	$10,090,456
TechTarget, Inc. (a)(l)	192,200	1,383,840

		$11,474,296
Leisure & Toys - 0.7%
Activision Blizzard, Inc. (a)	158,120	$5,189,498
THQ, Inc. (a)	89,930	1,377,728

		$6,567,226

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 0.9%
Bucyrus International, Inc., “A”	54,280	$3,791,458
Eaton Corp.	21,270	1,556,539
Timken Co.	106,490	3,441,757

		$8,789,754
Major Banks - 5.9%
Bank of America Corp.	467,530	$14,558,884
Bank of New York Mellon Corp.	193,068	6,682,084
JPMorgan Chase & Co.	355,890	13,698,206
State Street Corp.	128,440	8,691,535
UnionBanCal Corp.	38,760	2,855,837
Wells Fargo & Co.	322,430	9,759,956

		$56,246,502
Medical & Health Technology & Services - 0.6%
DaVita, Inc. (a)	7,800	$447,642
IDEXX Laboratories, Inc. (a)	20,560	1,157,528
MWI Veterinary Supply, Inc. (a)(l)	105,352	4,149,815

		$5,754,985
Medical Equipment - 4.1%
Advanced Medical Optics, Inc. (a)(l)	271,250	$5,867,138
Boston Scientific Corp. (a)	998,100	12,536,136
Conceptus, Inc. (a)(l)	382,530	6,464,757
Cooper Cos., Inc. (l)	144,670	5,328,196
NxStage Medical, Inc. (a)(z)	342,400	1,301,120
NxStage Medical, Inc. (a)	821,480	3,121,624
Zimmer Holdings, Inc. (a)	59,760	4,326,026

		$38,944,997
Metals & Mining - 1.3%
BHP Billiton PLC	386,940	$12,110,644

Natural Gas - Distribution - 0.5%
Questar Corp.	97,730	$5,071,210

Network & Telecom - 2.4%
Cisco Systems, Inc. (a)	98,300	$2,364,115
Juniper Networks, Inc. (a)	139,580	3,587,206
NICE Systems Ltd., ADR (a)	175,424	5,373,237
Polycom, Inc. (a)	119,330	3,346,013
Research in Motion Ltd. (a)	49,170	5,979,072
Sonus Networks, Inc. (a)	734,930	2,484,064

		$23,133,707

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - 3.2%
Exterran Holdings, Inc. (a)(l)	51,770	$2,366,407
Halliburton Co.	278,010	12,215,759
Helix Energy Solutions Group, Inc. (a)	82,000	2,523,140
Nabors Industries Ltd. (a)	45,300	1,612,680
National Oilwell Varco, Inc. (a)	40,620	2,994,913
Noble Corp.	170,430	8,570,925

		$30,283,824
Other Banks & Diversified Financials - 2.3%
American Express Co.	147,100	$5,836,928
Euro Dekania Ltd. (a)(z)	492,120	3,519,098
Sovereign Bancorp, Inc.	1,266,028	12,229,831

		$21,585,857
Pharmaceuticals - 5.2%
Abbott Laboratories	60,410	$3,469,346
Merck & Co., Inc.	761,290	27,155,214
Schering-Plough Corp.	805,100	15,618,940
Warner Chilcott Ltd., “A” (a)	194,110	3,105,760

		$49,349,260
Real Estate - 2.4%
Apartment Investment & Management, “A”, REIT	156,090	$5,531,830
Kilroy Realty Corp., REIT	30,860	1,544,543
Mack-Cali Realty Corp., REIT	382,710	15,469,138

		$22,545,511
Restaurants - 0.8%
P.F. Chang’s China Bistro, Inc. (a)(l)	86,570	$2,249,089
Red Robin Gourmet Burgers, Inc. (a)(l)	85,540	2,283,918
Texas Roadhouse, Inc., “A” (a)(l)	309,190	2,776,526

		$7,309,533
Specialty Chemicals - 1.2%
Airgas, Inc.	141,010	$8,353,432
Praxair, Inc.	31,770	2,854,217

		$11,207,649
Specialty Stores - 2.7%
AnnTaylor Stores Corp. (a)	133,510	$3,241,623
Dick’s Sporting Goods, Inc. (a)(l)	593,010	13,573,999
Nordstrom, Inc. (l)	174,870	5,438,457
Pier 1 Imports, Inc. (a)(l)	753,960	3,332,503

		$25,586,582

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - 0.6%
Rogers Communications, Inc., “B”	149,670	$5,418,224

Telephone Services - 2.5%
AT&T, Inc.	569,360	$18,213,826
Embarq Corp.	44,920	2,118,427
Verizon Communications, Inc.	92,240	3,239,469

		$23,571,722
Tobacco - 1.7%
Lorillard, Inc.	76,870	$5,553,089
Philip Morris International, Inc.	201,190	10,803,903

		$16,356,992
Utilities - Electric Power - 3.5%
American Electric Power Co., Inc.	147,340	$5,752,154
Exelon Corp.	54,140	4,112,474
FirstEnergy Corp.	69,780	5,068,819
NRG Energy, Inc. (a)(l)	167,350	6,299,054
PG&E Corp.	60,270	2,490,959
PPL Corp.	110,560	4,839,211
Public Service Enterprise Group, Inc.	129,560	5,282,161

		$33,844,832
Total Common Stocks (Identified Cost, $1,017,616,736)		$949,144,535

Issuer	Strike Price	First Exercise

Warrants - 0.0%
Medical Equipment - 0.0%
NxStage Medical, Inc. (1 share for 1 warrant) (Identified Cost, $187,933) (a)(z)	$5.50	5/23/13	68,480	$173,404
Repurchase Agreements - 0.9%
Merrill Lynch, dated 8/29/08, due 9/02/08, total to be received $8,544,022 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost			$8,542,000	$8,542,000
Collateral for Securities Loaned - 6.7%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value			63,937,655	$63,937,655
Total Investments (Identified Cost, $1,090,284,324) (k)				$1,021,797,594
Other Assets, Less Liabilities - (6.7)%				(64,269,392)
Net Assets - 100.0%				$957,528,202

17

Portfolio of Investments – continued

(a)	Non-income producing security.
(k)	As of August 31, 2008, the fund had one security that was fair valued, aggregating $3,519,098 and 0.34% of market value, in accordance with the policies adopted by the Board of Trustees.
(l)	All or a portion of this security is on loan.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Euro Dekania Ltd.	3/08/07-6/25/07	$7,015,361	$3,519,098
NxStage Medical, Inc.	8/06/07-5/20/08	1,352,874	1,301,120
NxStage Medical, Inc. (Warrants)	5/22/08	187,933	173,404
Total Restricted Securities			$4,993,622
% of Net Assets			0.5%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value, including $69,183,813 of securities on loan (identified cost, $1,090,284,324)	$1,021,797,594
Cash	424
Receivable for investments sold	9,528,279
Receivable for fund shares sold	238,820
Interest and dividends receivable	1,517,219
Receivable from investment adviser	116,424
Other assets	4,769
Total assets		$1,033,203,529
Liabilities
Payable for investments purchased	$9,222,940
Payable for fund shares reacquired	1,539,810
Collateral for securities loaned, at value (c)	63,937,655
Payable to affiliates
Management fee	63,547
Shareholder servicing costs	294,987
Distribution and service fees	53,823
Administrative services fee	1,504
Payable for independent trustees’ compensation	213,004
Accrued expenses and other liabilities	348,057
Total liabilities		$75,675,327
Net assets		$957,528,202
Net assets consist of
Paid-in capital	$2,731,239,154
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(68,472,441)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,708,549,845)
Undistributed net investment income	3,311,334
Net assets		$957,528,202
Shares of beneficial interest outstanding		58,389,820

19

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$650,475,665
Shares outstanding	38,825,806
Net asset value per share		$16.75
Offering price per share (100/94.25 × net asset value per share)		$17.77
Class B shares
Net assets	$162,122,477
Shares outstanding	10,494,045
Net asset value and offering price per share		$15.45
Class C shares
Net assets	$79,213,308
Shares outstanding	5,150,018
Net asset value and offering price per share		$15.38
Class I shares
Net assets	$17,269,044
Shares outstanding	988,620
Net asset value, offering price, and redemption price per share		$17.47
Class R1 shares
Net assets	$3,663,339
Shares outstanding	238,080
Net asset value, offering price, and redemption price per share		$15.39
Class R2 shares (formerly Class R3 shares)
Net assets	$16,538,858
Shares outstanding	1,005,473
Net asset value, offering price, and redemption price per share		$16.45
Class R3 shares (formerly Class R4 shares)
Net assets	$28,185,357
Shares outstanding	1,684,224
Net asset value, offering price, and redemption price per share		$16.73
Class R4 shares (formerly Class R5 shares)
Net assets	$60,154
Shares outstanding	3,554
Net asset value, offering price, and redemption price per share		$16.92

(c)	Non-cash collateral is not included.

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

Shares outstanding are rounded for presentation purposes.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$18,126,191
Income on securities loaned	1,073,981
Interest	214,813
Foreign taxes withheld	(58,667)
Total investment income		$19,356,318
Expenses
Management fee	$6,671,966
Distribution and service fees	6,054,272
Shareholder servicing costs	2,457,376
Administrative services fee	159,368
Retirement plan administration and services fees	31,358
Independent trustees’ compensation	38,629
Custodian fee	176,499
Shareholder communications	185,035
Auditing fees	47,899
Legal fees	13,105
Miscellaneous	182,472
Total expenses		$16,017,979
Fees paid indirectly	(7,709)
Reduction of expenses by investment adviser	(275,355)
Net expenses		$15,734,915
Net investment income		$3,621,403
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(24,126,195)
Foreign currency transactions	(1,309)
Net realized gain (loss) on investments and foreign currency transactions		$(24,127,504)
Change in unrealized appreciation (depreciation)
Investments	$(83,788,733)
Translation of assets and liabilities in foreign currencies	17,905
Net unrealized gain (loss) on investments and foreign currency translation		$(83,770,828)
Net realized and unrealized gain (loss) on investments and foreign currency		$(107,898,332)
Change in net assets from operations		$(104,276,929)

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 8/31
	2008	2007
Change in net assets
From operations
Net investment income	$3,621,403	$84,182
Net realized gain (loss) on investments and foreign currency transactions	(24,127,504)	114,285,109
Net unrealized gain (loss) on investments and foreign currency translation	(83,770,828)	(101,717,953)
Change in net assets from operations	$(104,276,929)	$12,651,338
Distributions declared to shareholders
From net realized gain on investments
Class A	$(55,958,979)	$(10,891,644)
Class B	(22,499,641)	(3,614,424)
Class C	(8,053,425)	(1,273,576)
Class I	(1,831,049)	(376,619)
Class R (b)	(183,230)	(399,070)
Class R1	(329,794)	(34,465)
Former Class R2 (b)	(159,753)	(64,230)
Class R2 (formerly Class R3)	(1,031,345)	(96,597)
Class R3 (formerly Class R4)	(2,393,639)	(1,876,812)
Class R4 (formerly Class R5)	(4,832)	(4,256)
Total distributions declared to shareholders	$(92,445,687)	$(18,631,693)
Change in net assets from fund share transactions	$(124,491,190)	$1,037,237,225
Total change in net assets	$(321,213,806)	$1,031,256,870
Net assets
At beginning of period	1,278,742,008	247,485,138
At end of period (including undistributed net investment income of $3,311,334 and accumulated net investment loss of $217,468)	$957,528,202	$1,278,742,008

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.83	$18.17	$17.88	$15.35	$13.97
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.04	$0.03	$0.03	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.71)	3.01	1.06	2.50	1.35
Total from investment operations	$(1.62)	$3.05	$1.09	$2.53	$1.38
Less distributions declared to shareholders
From net realized gain on investments	$(1.46)	$(1.39)	$(0.80)	$—	$—
Net asset value, end of period	$16.75	$19.83	$18.17	$17.88	$15.35
Total return (%) (r)(s)(t)	(8.94)	17.26	6.25	16.48	9.88	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	1.26	1.37	1.41	1.38
Expenses after expense reductions (f)	1.21	1.26	1.36	1.41	1.38
Net investment income	0.52	0.22	0.15	0.17	0.22
Portfolio turnover	86	283	138	81	116
Net assets at end of period (000 Omitted)	$650,476	$766,202	$146,355	$141,808	$67,415

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$18.52	$17.16	$17.03	$14.71	$13.48
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.08)	$(0.09)	$(0.08)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.59)	2.83	1.02	2.40	1.29
Total from investment operations	$(1.61)	$2.75	$0.93	$2.32	$1.23
Less distributions declared to shareholders
From net realized gain on investments	$(1.46)	$(1.39)	$(0.80)	$—	$—
Net asset value, end of period	$15.45	$18.52	$17.16	$17.03	$14.71
Total return (%) (r)(s)(t)	(9.55)	16.49	5.60	15.77	9.12 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.88	1.90	2.02	2.06	2.02
Expenses after expense reductions (f)	1.86	1.90	2.02	2.06	2.02
Net investment loss	(0.14)	(0.46)	(0.50)	(0.47)	(0.43)
Portfolio turnover	86	283	138	81	116
Net assets at end of period (000 Omitted)	$162,122	$325,525	$49,192	$71,088	$73,395

See Notes to Financial Statements

24

Financial Highlights – continued

Class C	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$18.44	$17.09	$16.97	$14.66	$13.43
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.08)	$(0.09)	$(0.08)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.58)	2.82	1.01	2.39	1.29
Total from investment operations	$(1.60)	$2.74	$0.92	$2.31	$1.23
Less distributions declared to shareholders
From net realized gain on investments	$(1.46)	$(1.39)	$(0.80)	$—	$—
Net asset value, end of period	$15.38	$18.44	$17.09	$16.97	$14.66
Total return (%) (r)(s)(t)	(9.54)	16.50	5.56	15.76	9.16 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.89	1.90	2.02	2.06	2.02
Expenses after expense reductions (f)	1.86	1.90	2.02	2.06	2.02
Net investment loss	(0.14)	(0.45)	(0.50)	(0.48)	(0.43)
Portfolio turnover	86	283	138	81	116
Net assets at end of period (000 Omitted)	$79,213	$107,948	$16,613	$17,898	$15,990

See Notes to Financial Statements

25

Financial Highlights – continued

Class I	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.54	$18.72	$18.33	$15.68	$14.22
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.11	$0.09	$0.09	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(1.78)	3.10	1.10	2.56	1.37
Total from investment operations	$(1.61)	$3.21	$1.19	$2.65	$1.46
Less distributions declared to shareholders
From net realized gain on investments	$(1.46)	$(1.39)	$(0.80)	$—	$—
Net asset value, end of period	$17.47	$20.54	$18.72	$18.33	$15.68
Total return (%) (r)(s)	(8.56)	17.63	6.66	16.90	10.27	(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.89	0.92	1.01	1.09	1.03
Expenses after expense reductions (f)	0.86	0.92	1.01	1.09	1.03
Net investment income	0.88	0.58	0.50	0.51	0.56
Portfolio turnover	86	283	138	81	116
Net assets at end of period (000 Omitted)	$17,269	$27,544	$4,763	$3,170	$460

See Notes to Financial Statements

26

Financial Highlights – continued

Class R1	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$18.45	$17.11	$17.01	$16.25
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.09)	$(0.10)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.57)	2.82	1.00	0.80	(g)
Total from investment operations	$(1.60)	$2.73	$0.90	$0.76
Less distributions declared to shareholders
From net realized gain on investments	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$15.39	$18.45	$17.11	$17.01
Total return (%) (r)(s)	(9.53)	16.42	5.43	4.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	2.05	2.20	2.23	(a)
Expenses after expense reductions (f)	1.91	2.02	2.11	2.23	(a)
Net investment loss	(0.18)	(0.51)	(0.61)	(0.63	)(a)
Portfolio turnover	86	283	138	81
Net assets at end of period (000 Omitted)	$3,663	$2,543	$441	$55

See Notes to Financial Statements

27

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 8/31
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$19.53	$17.97	$17.74	$15.29	$14.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$(0.01)	$(0.03)	$(0.04)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.68)	2.96	1.06	2.49	0.69	(g)
Total from investment operations	$(1.62)	$2.95	$1.03	$2.45	$0.72
Less distributions declared to shareholders
From net realized gain on investments	$(1.46)	$(1.39)	$(0.80)	$—	$—
Net asset value, end of period	$16.45	$19.53	$17.97	$17.74	$15.29
Total return (%) (r)(s)	(9.08)	16.88	5.96	16.02	4.94	(b)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.61	1.77	1.81	1.80	(a)
Expenses after expense reductions (f)	1.41	1.58	1.67	1.81	1.80	(a)
Net investment income (loss)	0.34	(0.05)	(0.15)	(0.22)	0.27	(a)
Portfolio turnover	86	283	138	81	116
Net assets at end of period (000 Omitted)	$16,539	$9,492	$1,193	$948	$616

See Notes to Financial Statements

28

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$19.80	$18.15	$17.88	$17.02
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.05	$0.05	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(1.71)	2.99	1.02	0.85	(g)
Total from investment operations	$(1.61)	$3.04	$1.07	$0.86
Less distributions declared to shareholders
From net realized gain on investments	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$16.73	$19.80	$18.15	$17.88
Total return (%) (r)(s)	(8.90)	17.22	6.14	5.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.36	1.37	1.43	(a)
Expenses after expense reductions (f)	1.17	1.36	1.37	1.43	(a)
Net investment income	0.57	0.24	0.27	0.17	(a)
Portfolio turnover	86	283	138	81
Net assets at end of period (000 Omitted)	$28,185	$31,963	$22,646	$53

See Notes to Financial Statements

29

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$19.96	$18.24	$17.90	$17.02
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.11	$0.07	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.73)	3.00	1.07	0.85	(g)
Total from investment operations	$(1.58)	$3.11	$1.14	$0.88
Less distributions declared to shareholders
From net realized gain on investments	$(1.46)	$(1.39)	$(0.80)	$—
Net asset value, end of period	$16.92	$19.96	$18.24	$17.90
Total return (%) (r)(s)	(8.67)	17.54	6.54	5.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	1.06	1.12	1.13	(a)
Expenses after expense reductions (f)	0.90	1.06	1.12	1.13	(a)
Net investment income	0.83	0.55	0.40	0.47	(a)
Portfolio turnover	86	283	138	81
Net assets at end of period (000 Omitted)	$60	$66	$56	$53

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the accrual was recorded.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2) and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Equity Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily

31

Notes to Financial Statements – continued

traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to

32

Notes to Financial Statements – continued

determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon

33

Notes to Financial Statements – continued

investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2008, the value of securities loaned was $69,183,813. These loans were collateralized by cash of $63,937,655 and U.S. Treasury obligations of $6,963,830.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund

34

Notes to Financial Statements – continued

adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and expiration of capital loss carryforwards.

The tax character of distributions declared to shareholders is as follows:

	8/31/08	8/31/07
Ordinary income (including any short-term capital gains)	$17,463,468	$5,799,254
Long-term capital gain	74,982,219	12,832,439
Total distributions	$92,445,687	$18,631,693

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/08
Cost of investments	$1,094,516,453
Gross appreciation	$47,764,759
Gross depreciation	(120,483,618)
Net unrealized appreciation (depreciation)	$(72,718,859)
Undistributed ordinary income	3,533,671
Capital loss carryforwards	(1,670,626,054)
Post-October capital loss deferral	(33,674,465)
Other temporary differences	(225,245)

35

Notes to Financial Statements – continued

As of August 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/09	$(1,596,472,098)
8/31/10	(74,153,956)
$(1,670,626,054)

The availability of a portion of the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Capital Opportunities Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.65%
Average daily net assets in excess of $500 million	0.55%

The management fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain fees and expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class R1		Class R2 (formerly R3)		Class R3 (formerly R4)		Class R4 (formerly R5)
1.21%	1.86%	1.86%	0.86%	1.86%	(a)	1.36%	(b)	1.11%	(b)	0.86%	(b)

(a)	Prior to March 1, 2008, the total annual fund operating expenses did not exceed 1.96% annually of the fund’s average daily net assets with respect to Class R1.
(b)	Prior to January 1, 2008, total annual fund operating expenses did not exceed 1.51%, 1.26%, and 0.96% annually of the fund’s average daily net assets with respect to Class R2 (formerly R3), Class R3 (formerly R4), and Class R4 (formerly R5), respectively.

This written agreement will continue through February 28, 2009 unless changed or rescinded by the fund’s Board of Trustees. For the year ended August 31, 2008, this reduction amounted to $269,606 and is reflected as a reduction of total expenses in the Statement of Operations.

36

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $42,746 for the year ended August 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$2,474,987
Class B	0.75%	0.25%	1.00%	1.00%	2,445,648
Class C	0.75%	0.25%	1.00%	1.00%	930,993
Class R (b)	0.25%	0.25%	0.50%	0.50%	9,448
Class R1	0.75%	0.25%	1.00%	0.88%	33,520
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	6,540
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	75,432
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	77,704
Total Distribution and Service Fees					$6,054,272

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2008 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to October 1, 1989 with respect to shares that were acquired as part of the reorganization of MFS Capital Opportunities Fund into MFS Core Equity Fund are subject to a service fee of 0.15% annually. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2008, were as follows:

Amount
Class A	$1,647
Class B	155,271
Class C	6,123

37

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2008, the fee was $937,439, which equated to 0.0836% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,519,937.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.17%	$6,603
Former Class R2 (b)	0.25%	—	—	0.13%	1,652
Class R2 (formerly Class R3)	0.15%	—	—	0.04%	6,471
Class R3 (formerly Class R4)	0.15%	—	—	0.05%	16,609
Class R4 (formerly Class R5)	0.10%	—	—	0.04%	23
Total Retirement Plan Administration and Services Fees					$31,358

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.

38

Notes to Financial Statements – continued

(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $10,058. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $40,404. The pension expense is included in independent trustees’ compensation and the net decrease in expense from the unfunded retirement benefit deferral plan is included in miscellaneous expense for the year ended August 31, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $212,919 at August 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provides for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2008, the fee paid by the fund to Tarantino LLC and Griffin Compliance LLC was $8,093 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $5,749, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $963,707,008 and $1,174,502,748, respectively.

39

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,555,888	$198,559,304	7,381,576	$149,818,565
Class B	533,209	9,186,373	1,701,468	32,486,236
Class C	332,970	5,716,091	292,928	5,442,264
Class I	1,144,826	23,867,513	961,921	20,405,548
Class R (b)	133,309	2,597,631	266,922	5,440,639
Class R1	158,677	2,874,720	149,688	2,801,842
Former Class R2 (b)	53,276	978,339	46,945	860,796
Class R2 (formerly Class R3)	760,473	14,115,397	524,954	10,284,549
Class R3 (formerly Class R4)	387,738	7,108,853	830,328	16,026,749
Class R4 (formerly Class R5)	—	—	—	—
	14,060,366	$265,004,221	12,156,730	$243,567,188
Shares issued in connection with acquisition of MFS Capital Opportunities Fund
Class A			29,207,075	$592,904,669
Class B			15,751,262	298,888,929
Class C			5,090,987	96,202,011
Class I			186,848	3,926,430
Class R (b)			1,495	30,134
Class R1			—	—
Former Class R2 (b)			1,572	29,984
Class R2 (formerly Class R3)			—	—
Class R3 (formerly Class R4)			—	—
Class R4 (formerly Class R5)			—	—
			50,239,239	$991,982,157
Shares issued to shareholders in reinvestment of distributions
Class A	2,764,142	$51,882,943	552,563	$10,288,726
Class B	1,200,579	20,890,083	183,403	3,202,212
Class C	395,196	6,844,787	61,738	1,073,622
Class I	89,117	1,739,557	16,270	312,870
Class R (b)	9,846	183,230	21,583	399,070
Class R1	19,030	329,794	1,980	34,465
Former Class R2 (b)	9,118	159,753	3,664	64,230
Class R2 (formerly Class R3)	55,899	1,031,345	5,148	94,569
Class R3 (formerly Class R4)	127,729	2,393,639	100,759	1,873,116
Class R4 (formerly Class R5)	255	4,832	228	4,256
	4,670,911	$85,459,963	947,336	$17,347,136

40

Notes to Financial Statements – continued

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(13,126,299)	$(245,047,802)	(6,562,526)	$(129,813,745)
Class B	(8,820,667)	(148,697,791)	(2,922,613)	(54,284,021)
Class C	(1,432,484)	(24,293,088)	(563,543)	(10,346,548)
Class I	(1,586,016)	(31,405,837)	(78,815)	(1,615,830)
Class R (b)	(444,601)	(8,580,951)	(290,050)	(5,664,197)
Class R1	(77,430)	(1,271,488)	(39,628)	(717,849)
Former Class R2 (b)	(144,482)	(2,381,858)	(15,425)	(280,707)
Class R2 (formerly Class R3)	(296,852)	(5,210,586)	(110,566)	(2,111,539)
Class R3 (formerly Class R4)	(445,307)	(8,065,973)	(564,466)	(10,824,820)
Class R4 (formerly Class R5)	—	—	—	—
	(26,374,138)	$(474,955,374)	(11,147,632)	$(215,659,256)
Net change
Class A	193,731	$5,394,445	30,578,688	$623,198,215
Class B	(7,086,879)	(118,621,335)	14,713,520	280,293,356
Class C	(704,318)	(11,732,210)	4,882,110	92,371,349
Class I	(352,073)	(5,798,767)	1,086,224	23,029,018
Class R (b)	(301,446)	(5,800,090)	(50)	205,646
Class R1	100,277	1,933,026	112,040	2,118,458
Former Class R2 (b)	(82,088)	(1,243,766)	36,756	674,303
Class R2 (formerly Class R3)	519,520	9,936,156	419,536	8,267,579
Class R3 (formerly Class R4)	70,160	1,436,519	366,621	7,075,045
Class R4 (formerly Class R5)	255	4,832	228	4,256
	(7,642,861)	$(124,491,190)	52,195,673	$1,037,237,225

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2008, the fund’s commitment fee and interest expense were $5,130 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

41

Notes to Financial Statements – continued

(7)	Acquisitions

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of MFS Capital Opportunities Fund. The acquisition was accomplished by a tax-free exchange of 50,239,239 shares of the fund (valued at $991,982,157) for all of the assets and liabilities of MFS Capital Opportunities Fund. MFS Capital Opportunities Fund then distributed those shares of the fund that MFS Capital Opportunities Fund received from the fund to its shareholders. MFS Capital Opportunities fund’s net assets on that date were $991,982,157, including $104,456,476 of unrealized appreciation, $795,742 of accumulated net investment income loss, and $2,292,322,787 of accumulated net realized gain loss on investments and foreign currency transactions. The aggregate net assets of the fund after the acquisition were $1,379,102,978.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2008

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

44

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman ; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (November 2005 – March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to

48

Trustees and Officers – continued

elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Joseph MacDougall
Katrina Mead

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

50

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

51

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund. The Trustees considered that the Fund’s advisory fee rate schedule is currently subject to a breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $500 million. The Trustees also considered that, according to the Lipper data (which takes into account the breakpoint described above and the expense limitation), the Fund’s effective advisory fee rate was lower than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted the Fund’s advisory fee rate schedule is currently subject to a contractual breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

52

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A shares, effective March 1, 2009.

53

Board Review of Investment Advisory Agreement – continued

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

54

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $74,982,219 as capital gain dividends paid during the fiscal year.

55

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.        To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Core Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

8/31/08

CGF-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities abound in oversold markets. When markets experience excessive selloffs, assets become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	2.8%
Genzyme Corp.	2.8%
Oracle Corp.	2.1%
Cisco Systems, Inc.	2.1%
Western Union Co.	2.1%
International Business Machines Corp.	2.0%
NIKE, Inc., ”B”	1.9%
PepsiCo, Inc.	1.8%
Google, Inc., “A”	1.8%
Charles Schwab Corp.	1.7%

Equity sectors
Technology	23.9%
Health Care	16.3%
Energy	8.2%
Consumer Staples	7.7%
Special Products & Services	7.6%
Retailing	7.2%
Financial Services	5.0%
Leisure	4.7%
Industrial Goods & Services	4.6%
Basic Materials	3.7%
Transportation	3.6%
Utilities & Communications	3.1%

Percentages are based on net assets as of 8/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2008, Class A shares of the MFS Core Growth Fund provided a total return of -2.16%, at net asset value. This compares with a return of -6.77% for the fund’s benchmark, the Russell 1000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding considerably during the second quarter due to the fiscal stimulus and strong net exports. Domestic headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, mounting concerns surrounding the distressed sale of failing Bear Stearns to JPMorgan, which was backstopped by the Federal Reserve, the Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, as well as U.S. investment bank Lehman Brothers, kept the markets under significant pressure. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. In the middle of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

3

Management Review – continued

Contributors to Performance

Stock selection in the health care sector was the principal factor in the fund’s positive relative return. Positioning in health insurance provider UnitedHealth Group (g) and overweighting global biotech company Genzyme aided relative performance.

Stock selection in the energy sector also aided relative performance. Oil and gas exploration and production company Apache (aa) and global integrated energy company Hess were among the fund’s top contributors. Shares of Hess rose as plans were prepared to drill for oil in a much-anticipated site off the coast of Brazil.

Stock selection in the industrial goods and services sector boosted relative returns. Industrial machinery manufacturer Bucyrus International was a top relative contributor over the reporting period.

Although stock selection in the technology sector had a positive impact on relative performance, no individual stocks within this sector were among the fund’s top contributors.

Elsewhere, overweighted positions in custodian bank State Street and cosmetics and beauty supply company Avon Products helped relative returns. Positioning in money transfer services company Western Union and for-profit education company Apollo Group also boosted performance.

The fund’s cash position was a contributor to relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

During the reporting period, the portfolio’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Stock selection in the retailing sector hindered relative performance over the reporting period. The fund’s holdings of discount department store Kohls (g) and luxury retailer Nordstrom were top relative detractors.

4

Management Review – continued

Elsewhere, positioning in oil and gas company Chesapeake Energy (g) and global financial services provider Bank of New York Mellon had a negative impact on relative performance. Underweighting wireless communications software company QUALCOMM and overweighting billing software company Amdocs (g) also held back relative results. Oil and gas drilling equipment manufacturer National Oilwell Varco, medical diagnostic producer Inverness Medical (g), investment management and banking firm (Switzerland) UBS AG (aa)(g), and credit card company Mastercard were also among the fund’s top detractors.

Respectfully,

Stephen Pesek

Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested indirectly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	1/02/96	(2.16)%	7.07%	5.93%
B	12/31/99	(2.81)%	6.38%	5.35%
C	12/31/99	(2.81)%	6.36%	5.35%
I	1/02/97	(1.84)%	7.43%	6.26%
W	5/01/06	(1.95)%	7.20%	5.99%
R1	4/01/05	(2.82)%	6.53%	5.66%
R2 (formerly Class R3)	10/31/03	(2.34)%	6.74%	5.77%
R3 (formerly Class R4)	4/01/05	(2.16)%	7.05%	5.92%
R4 (formerly Class R5)	4/01/05	(1.84)%	7.26%	6.03%

Comparative benchmarks

Russell 1000 Growth Index (f)	(6.77)%	6.09%	2.59%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(7.79)%	5.81%	5.30%
B With CDSC (Declining over six years from 4% to 0%) (x)	(6.34)%	6.06%	5.35%
C With CDSC (1% for 12 months) (x)	(3.69)%	6.36%	5.35%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for share classes offered after class A shares includes the performance of the fund’s class A shares for periods prior to their offering.

7

Performance Summary – continued

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2008 through August 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 through August 31, 2008.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/01/08-8/31/08
A	Actual	1.29%	$1,000.00	$1,000.10	$6.49
	Hypothetical (h)	1.29%	$1,000.00	$1,018.65	$6.55
B	Actual	1.94%	$1,000.00	$997.22	$9.74
	Hypothetical (h)	1.94%	$1,000.00	$1,015.38	$9.83
C	Actual	1.94%	$1,000.00	$997.25	$9.74
	Hypothetical (h)	1.94%	$1,000.00	$1,015.38	$9.83
I	Actual	0.94%	$1,000.00	$1,002.19	$4.73
	Hypothetical (h)	0.94%	$1,000.00	$1,020.41	$4.77
W	Actual	1.04%	$1,000.00	$1,001.70	$5.23
	Hypothetical (h)	1.04%	$1,000.00	$1,019.91	$5.28
R1	Actual	1.94%	$1,000.00	$997.23	$9.74
	Hypothetical (h)	1.94%	$1,000.00	$1,015.38	$9.83
R2 (formerly R3)	Actual	1.43%	$1,000.00	$999.55	$7.19
	Hypothetical (h)	1.43%	$1,000.00	$1,017.95	$7.25
R3 (formerly R4)	Actual	1.19%	$1,000.00	$1,000.62	$5.98
	Hypothetical (h)	1.19%	$1,000.00	$1,019.15	$6.04
R4 (formerly R5)	Actual	0.95%	$1,000.00	$1,002.25	$4.78
	Hypothetical (h)	0.95%	$1,000.00	$1,020.36	$4.82

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 95.6%
Issuer	Shares/Par	Value ($)

Aerospace - 1.5%
Lockheed Martin Corp.	272,160	$31,690,310

Apparel Manufacturers - 2.1%
LVMH Moet Hennessy Louis Vuitton S.A.	49,900	$5,322,799
NIKE, Inc., “B”	647,130	39,222,549

		$44,545,348
Biotechnology - 4.4%
Genentech, Inc. (a)	191,870	$18,947,163
Genzyme Corp. (a)	727,930	56,996,919
Gilead Sciences, Inc. (a)	232,990	12,273,913
Invitrogen Corp. (a)	74,200	3,150,532

		$91,368,527
Broadcasting - 1.1%
Grupo Televisa S.A., ADR	785,090	$18,198,386
Walt Disney Co.	136,310	4,409,628

		$22,608,014
Brokerage & Asset Managers - 3.1%
Charles Schwab Corp.	1,460,820	$35,045,072
CME Group, Inc.	15,800	5,299,004
Intercontinental Exchange, Inc. (a)	59,300	5,220,179
Invesco Ltd.	504,000	12,917,520
Morgan Stanley	141,100	5,761,113

		$64,242,888
Business Services - 5.0%
Amdocs Ltd. (a)	413,010	$12,468,772
Automatic Data Processing, Inc.	287,110	12,741,942
Fidelity National Information Services, Inc.	376,920	8,235,702
MasterCard, Inc., “A” (l)	52,300	12,685,365
Visa, Inc., “A”	197,260	14,972,034
Western Union Co.	1,565,400	43,236,348

		$104,340,163
Cable TV - 1.7%
Comcast Corp., “A”	727,640	$15,411,415
DIRECTV Group, Inc. (a)(l)	721,820	20,362,542

		$35,773,957

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 1.9%
3M Co.	293,900	$21,043,240
Monsanto Co.	156,610	17,892,693

		$38,935,933
Computer Software - 5.6%
Autodesk, Inc. (a)	142,300	$5,055,919
Citrix Systems, Inc. (a)	239,600	7,252,692
Microsoft Corp.	1,197,470	32,678,956
Oracle Corp. (a)	2,023,016	44,364,741
VeriSign, Inc. (a)	853,000	27,270,410

		$116,622,718
Computer Software - Systems - 6.8%
Apple, Inc. (a)	339,010	$57,472,365
EMC Corp. (a)	1,045,270	15,971,726
Hewlett-Packard Co.	581,900	27,302,748
International Business Machines Corp.	335,060	40,786,854

		$141,533,693
Conglomerates - 0.6%
Siemens AG	114,420	$12,463,573

Consumer Goods & Services - 4.9%
Apollo Group, Inc., “A” (a)	333,500	$21,237,280
Avon Products, Inc.	618,330	26,483,074
Colgate-Palmolive Co.	273,860	20,821,576
ITT Educational Services, Inc. (a)(l)	170,240	15,136,038
Priceline.com, Inc. (a)(l)	51,600	4,797,768
Procter & Gamble Co.	176,470	12,312,312

		$100,788,048
Electrical Equipment - 1.8%
Danaher Corp.	389,540	$31,774,778
Tyco International Ltd.	123,100	5,278,528

		$37,053,306
Electronics - 3.2%
Altera Corp.	274,600	$6,216,944
ASML Holding N.V.	218,400	5,165,160
Hittite Microwave Corp. (a)	265,700	9,403,123
Intel Corp.	1,234,250	28,227,298
Marvell Technology Group Ltd. (a)	290,640	4,100,930
Nintendo Co. Ltd.	29,100	13,757,733

		$66,871,188

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 2.8%
Apache Corp.	231,460	$26,474,395
EOG Resources, Inc.	60,800	6,348,736
Occidental Petroleum Corp.	202,600	16,078,336
XTO Energy, Inc.	204,607	10,314,239

		$59,215,706
Energy - Integrated - 1.6%
Chevron Corp.	164,000	$14,156,480
Hess Corp.	178,430	18,683,405

		$32,839,885
Engineering - Construction - 0.5%
Foster Wheeler Ltd. (a)	225,180	$11,189,194

Food & Beverages - 3.5%
Coca-Cola Co.	194,000	$10,101,580
General Mills, Inc.	64,660	4,279,199
Groupe Danone (l)	44,741	3,123,252
H.J. Heinz Co.	159,530	8,027,550
Nestle S.A.	70,750	3,121,749
PepsiCo, Inc.	555,240	38,022,835
SYSCO Corp.	163,700	5,210,571

		$71,886,736
Food & Drug Stores - 1.1%
CVS Caremark Corp.	619,266	$22,665,136

Gaming & Lodging - 0.7%
Las Vegas Sands Corp. (a)(l)	206,600	$9,794,906
Royal Caribbean Cruises Ltd. (l)	156,400	4,250,952

		$14,045,858
General Merchandise - 1.4%
Wal-Mart Stores, Inc.	487,840	$28,816,709

Insurance - 0.3%
Aflac, Inc.	96,700	$5,482,890

Internet - 1.8%
Google, Inc., “A” (a)	79,285	$36,731,948

Leisure & Toys - 0.6%
Activision Blizzard, Inc. (a)	159,410	$5,231,836
Electronic Arts, Inc. (a)	173,800	8,483,178

		$13,715,014

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Machinery & Tools - 0.8%
Bucyrus International, Inc.	229,990	$16,064,802

Major Banks - 1.6%
Bank of New York Mellon Corp.	342,045	$11,838,177
JPMorgan Chase & Co.	200,500	7,717,245
State Street Corp.	204,480	13,837,162

		$33,392,584
Medical & Health Technology & Services - 1.3%
IDEXX Laboratories, Inc. (a)	183,700	$10,342,310
Medco Health Solutions, Inc. (a)	363,200	17,015,920

		$27,358,230
Medical Equipment - 7.6%
Advanced Medical Optics, Inc. (a)(l)	281,500	$6,088,845
Baxter International, Inc.	343,590	23,281,658
C.R. Bard, Inc.	222,830	20,823,464
Covidien Ltd.	153,300	8,288,931
Medtronic, Inc.	587,650	32,085,690
ResMed, Inc. (a)	352,000	16,473,600
Stryker Corp.	197,670	13,281,447
Thermo Fisher Scientific, Inc. (a)	375,990	22,769,954
Zimmer Holdings, Inc. (a)	191,010	13,827,214

		$156,920,803
Metals & Mining - 0.3%
Companhia Vale do Rio Doce, ADR	204,600	$5,432,130

Network & Telecom - 5.3%
Cisco Systems, Inc. (a)	1,827,060	$43,940,793
Juniper Networks, Inc. (a)	773,580	19,881,006
Nokia Corp., ADR	218,920	5,510,216
QUALCOMM, Inc.	304,070	16,009,286
Research in Motion Ltd. (a)	197,980	24,074,368

		$109,415,669
Oil Services - 3.8%
Halliburton Co.	472,230	$20,749,786
National Oilwell Varco, Inc. (a)	138,580	10,217,503
Schlumberger Ltd.	360,170	33,935,217
Weatherford International Ltd. (a)	352,550	13,601,379

		$78,503,885

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Personal Computers & Peripherals - 1.2%
NetApp, Inc. (a)	245,100	$6,245,148
Nuance Communications, Inc. (a)	1,143,960	18,074,568

		$24,319,716
Pharmaceuticals - 3.0%
Abbott Laboratories	542,340	$31,146,586
Allergan, Inc.	185,600	10,369,472
Roche Holding AG	55,710	9,407,654
Teva Pharmaceutical Industries Ltd., ADR	230,700	10,921,338

		$61,845,050
Printing & Publishing - 0.6%
McGraw-Hill Cos., Inc.	295,300	$12,650,652

Railroad & Shipping - 2.1%
Burlington Northern Santa Fe Corp.	81,600	$8,763,840
Union Pacific Corp.	407,100	34,155,690

		$42,919,530
Specialty Chemicals - 1.5%
Airgas, Inc.	228,000	$13,506,720
Praxair, Inc.	190,940	17,154,050

		$30,660,770
Specialty Stores - 2.6%
Amazon.com, Inc. (a)	39,200	$3,167,752
Dick’s Sporting Goods, Inc. (a)	234,600	5,369,994
Lowe’s Cos., Inc.	445,700	10,982,048
Nordstrom, Inc. (l)	270,580	8,415,038
Staples, Inc.	739,930	17,906,306
Tiffany & Co.	173,900	7,681,163

		$53,522,301
Telecommunications - Wireless - 1.6%
America Movil S.A.B. de C.V., “L”, ADR	335,640	$17,245,183
Rogers Communications, Inc., “B”	442,290	16,002,052

		$33,247,235
Tobacco - 1.3%
Philip Morris International, Inc.	512,060	$27,497,622

Trucking - 1.5%
J.B. Hunt Transport Services, Inc.	253,770	$9,249,917
United Parcel Service, Inc., “B”	330,080	21,164,730

		$30,414,647

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Utilities - Electric Power - 1.5%
Allegheny Energy, Inc.	458,200	$20,770,206
NRG Energy, Inc. (a)	268,130	10,092,413

		$30,862,619
Total Common Stocks (Identified Cost, $2,017,323,812)		$1,980,454,987

Short-Term Obligations - 0.9% (y)
AIG Funding Inc., 2.13%, due 9/02/08	$1,000	$1,000
American Express Credit Corp., 2.45%, due 9/09/08	11,200,000	11,193,902
JPMorgan Chase & Co., 2.51%, due 10/14/08	8,410,000	8,384,786
Total Short-Term Obligations, at Amortized Cost and Value		$19,579,688

Repurchase Agreements - 3.7%
Merrill Lynch & Co., 2.13%, dated 8/29/08, due 9/02/08, total to be received $75,535,872 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$75,517,000	$75,517,000

Collateral for Securities Loaned - 2.8%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	57,896,458	$57,896,458
Total Investments (Identified Cost, $2,170,316,958) (k)		$2,133,448,133

Other Assets, Less Liabilities - (3.0)%		(61,720,774)
Net Assets - 100.0%		$2,071,727,359

(a)	Non-income producing security.
(k)	As of August 31, 2008, the fund had one security that was fair valued, aggregating $13,757,733 and 0.64% of market value, in accordance with the policies adopted by the Board of Trustees.
(l)	All or a portion of this security is on loan.
(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value, including $58,702,208 of securities on loan (identified cost, $2,170,316,958)	$2,133,448,133
Cash	18,203
Receivable for investments sold	83,279,559
Receivable for fund shares sold	979,572
Interest and dividends receivable	2,060,491
Other assets	14,825
Total assets		$2,219,800,783
Liabilities
Payable for investments purchased	$86,820,771
Payable for fund shares reacquired	2,108,720
Collateral for securities loaned, at value (c)	57,896,458
Payable to affiliates
Management fee	149,053
Shareholder servicing costs	528,166
Distribution and service fees	62,858
Administrative services fee	3,124
Payable for independent trustees’ compensation	91,858
Accrued expenses and other liabilities	412,416
Total liabilities		$148,073,424
Net assets		$2,071,727,359
Net assets consist of
Paid-in capital	$3,321,113,398
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(36,888,754)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,213,008,530)
Undistributed net investment income	511,245
Net assets		$2,071,727,359
Shares of beneficial interest outstanding		113,267,838

17

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$787,300,336
Shares outstanding	43,374,047
Net asset value per share		$18.15
Offering price per share (100/94.25 × net asset value per share)		$19.26
Class B shares
Net assets	$192,754,503
Shares outstanding	11,284,815
Net asset value and offering price per share		$17.08
Class C shares
Net assets	$89,252,040
Shares outstanding	5,225,687
Net asset value and offering price per share		$17.08
Class I shares
Net assets	$962,433,611
Shares outstanding	51,169,481
Net asset value, offering price, and redemption price per share		$18.81
Class W shares
Net assets	$343,197
Shares outstanding	18,785
Net asset value, offering price, and redemption price per share		$18.27
Class R1 shares
Net assets	$2,551,997
Shares outstanding	149,887
Net asset value, offering price, and redemption price per share		$17.03
Class R2 shares (formerly Class R3 shares)
Net assets	$13,471,349
Shares outstanding	754,682
Net asset value, offering price, and redemption price per share		$17.85
Class R3 shares (formerly Class R4 shares)
Net assets	$2,847,822
Shares outstanding	157,036
Net asset value, offering price, and redemption price per share		$18.13
Class R4 shares (formerly Class R5 shares)
Net assets	$20,772,504
Shares outstanding	1,133,418
Net asset value, offering price, and redemption price per share		$18.33

(c)	Non-cash collateral is not included.

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$24,537,807
Interest	3,503,252
Foreign taxes withheld	(515,288)
Total investment income		$27,525,771
Expenses
Management fee	$15,615,845
Distribution and service fees	6,591,489
Shareholder servicing costs	4,284,170
Administrative services fee	304,320
Retirement plan administration and services fees	25,724
Independent trustees’ compensation	45,196
Custodian fee	290,888
Shareholder communications	165,486
Auditing fees	49,457
Legal fees	240,510
Miscellaneous	245,575
Total expenses		$27,858,660
Fees paid indirectly	(11,943)
Reduction of expenses by investment adviser	(1,011,528)
Net expenses		$26,835,189
Net investment income		$690,582
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$39,275,214
Foreign currency transactions	(73,904)
Net realized gain (loss) on investments and foreign currency transactions		$39,201,310
Change in unrealized appreciation (depreciation)
Investments	$(74,853,215)
Translation of assets and liabilities in foreign currencies	(20,036)
Net unrealized gain (loss) on investments and foreign currency translation		$(74,873,251)
Net realized and unrealized gain (loss) on investments and foreign currency		$(35,671,941)
Change in net assets from operations		$(34,981,359)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 8/31
	2008	2007
Change in net assets
From operations
Net investment income (loss)	$690,582	$(2,457,741)
Net realized gain (loss) on investments and foreign currency transactions	39,201,310	264,355,416
Net unrealized gain (loss) on investments and foreign currency translation	(74,873,251)	(139,219,680)
Change in net assets from operations	$(34,981,359)	$122,677,995
Distributions declared to shareholders
From net realized gain on investments
Class A	$(77,652,488)	$(9,377,980)
Class B	(24,115,726)	(3,077,555)
Class C	(9,911,561)	(1,080,474)
Class I	(88,840,909)	(633,987)
Class W	(36,456)	(1,875)
Class R (b)	(77,392)	(106,755)
Class R1	(263,200)	(10,327)
Former Class R2 (b)	(73,024)	(20,208)
Class R2 (formerly Class R3)	(1,101,532)	(40,449)
Class R3 (formerly Class R4)	(292,532)	(5,764)
Class R4 (formerly Class R5)	(2,797,355)	(670,116)
Total distributions declared to shareholders	$(205,162,175)	$(15,025,490)
Change in net assets from fund share transactions	$(103,398,439)	$1,535,385,457
Total change in net assets	$(343,541,973)	$1,643,037,962
Net assets
At beginning of period	2,415,269,332	772,231,370
At end of period (including undistributed net investment income of $511,245 and accumulated net investment loss of $103,383)	$2,071,727,359	$2,415,269,332

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.35	$17.70	$16.82	$14.71	$14.41
Income (loss) from investment operations
Net investment loss (d)	$(0.01)	$(0.02)	$(0.05)	$(0.01)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.31)	3.01	0.93	2.12	0.37
Total from investment operations	$(0.32)	$2.99	$0.88	$2.11	$0.30
Less distributions declared to shareholders
From net realized gain on investments	$(1.88)	$(0.34)	$—	$—	$—
Net asset value, end of period	$18.15	$20.35	$17.70	$16.82	$14.71
Total return (%) (r)(s)(t)	(2.16)	17.07	5.23	14.34	2.08 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.33	1.44	1.38	1.41
Expenses after expense reductions (f)	1.25	1.25	1.34	1.28	1.36
Net investment loss	(0.03)	(0.11)	(0.31)	(0.08)	(0.47)
Portfolio turnover	301	329	245	184	261
Net assets at end of period (000 Omitted)	$787,300	$935,865	$504,761	$632,209	$404,511

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.38	$16.98	$16.24	$14.30	$14.09
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.14)	$(0.16)	$(0.11)	$(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	2.88	0.90	2.05	0.37
Total from investment operations	$(0.42)	$2.74	$0.74	$1.94	$0.21
Less distributions declared to shareholders
From net realized gain on investments	$(1.88)	$(0.34)	$—	$—	$—
Net asset value, end of period	$17.08	$19.38	$16.98	$16.24	$14.30
Total return (%) (r)(s)(t)	(2.81)	16.31	4.56	13.57	1.49 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	1.98	2.09	2.03	2.05
Expenses after expense reductions (f)	1.90	1.90	1.99	1.93	2.00
Net investment loss	(0.67)	(0.77)	(0.96)	(0.73)	(1.11)
Portfolio turnover	301	329	245	184	261
Net assets at end of period (000 Omitted)	$192,755	$303,614	$162,868	$201,513	$138,226

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.38	$16.98	$16.23	$14.30	$14.10
Income (loss) from investment operations
Net investment loss (d)	$(0.13)	$(0.14)	$(0.16)	$(0.11)	$(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.29)	2.88	0.91	2.04	0.36
Total from investment operations	$(0.42)	$2.74	$0.75	$1.93	$0.20
Less distributions declared to shareholders
From net realized gain on investments	$(1.88)	$(0.34)	$—	$—	$—
Net asset value, end of period	$17.08	$19.38	$16.98	$16.23	$14.30
Total return (%) (r)(s)(t)	(2.81)	16.31	4.62	13.50	1.42 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	1.98	2.09	2.03	2.05
Expenses after expense reductions (f)	1.90	1.90	1.99	1.93	2.00
Net investment loss	(0.67)	(0.76)	(0.96)	(0.69)	(1.12)
Portfolio turnover	301	329	245	184	261
Net assets at end of period (000 Omitted)	$89,252	$108,950	$58,523	$82,182	$91,225

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 8/31
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$20.96	$18.15	$17.18		$14.98	$14.63

Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.01	$ 0.00	(w)	$0.05	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)	3.14	0.97		2.15	0.37
Total from investment operations	$(0.27)	$3.15	$0.97		$2.20	$0.35

Less distributions declared to shareholders
From net realized gain on investments	$(1.88)	$(0.34)	$—		$—	$—
Net asset value, end of period	$18.81	$20.96	$18.15		$17.18	$14.98
Total return (%) (r)(s)	(1.84)	17.53	5.65		14.69	2.39 (b)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.93	1.06		1.02	1.06
Expenses after expense reductions (f)	0.90	0.89	0.96		0.92	1.01
Net investment income (loss)	0.32	0.06	0.03		0.32	(0.11)
Portfolio turnover	301	329	245		184	261
Net assets at end of period (000 Omitted)	$962,434	$1,010,075	$34,998		$3,816	$4,136

See Notes to Financial Statements

24

Financial Highlights – continued

Class W	Years ended 8/31
	2008	2007	2006 (i)
Net asset value, beginning of period	$20.43	$17.72	$18.35
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.05	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.32)	3.00	(0.63	)(g)
Total from investment operations	$(0.28)	$3.05	$(0.63)
Less distributions declared to shareholders
From net realized gain on investments	$(1.88)	$(0.34)	$—
Net asset value, end of period	$18.27	$20.43	$17.72
Total return (%) (r)(s)	(1.95)	17.39	(3.43	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	1.18	(a)
Expenses after expense reductions (f)	1.00	0.99	1.08	(a)
Net investment income (loss)	0.23	0.27	(0.03	)(a)
Portfolio turnover	301	329	245
Net assets at end of period (000 Omitted)	$343	$373	$97

See Notes to Financial Statements

25

Financial Highlights – continued

Class R1	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$19.33	$16.95	$16.23	$15.35
Income (loss) from investment operations
Net investment loss (d)	$(0.14)	$(0.15)	$(0.17)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.28)	2.87	0.89	0.96	(g)
Total from investment operations	$(0.42)	$2.72	$0.72	$0.88
Less distributions declared to shareholders
From net realized gain on investments	$(1.88)	$(0.34)	$—	$—
Net asset value, end of period	$17.03	$19.33	$16.95	$16.23
Total return (%) (r)(s)	(2.82)	16.22	4.44	5.73	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.00	2.12	2.28	2.35	(a)
Expenses after expense reductions (f)	1.95	2.00	2.09	2.25	(a)
Net investment loss	(0.74)	(0.89)	(1.07)	(1.21	)(a)
Portfolio turnover	301	329	245	184
Net assets at end of period (000 Omitted)	$2,552	$1,517	$506	$80

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 8/31
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$20.08	$17.52	$16.70	$14.67	$14.63
Income (loss) from investment operations
Net investment loss (d)	$(0.05)	$(0.07)	$(0.11)	$(0.06)	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.30)	2.97	0.93	2.09	0.10	(g)
Total from investment operations	$(0.35)	$2.90	$0.82	$2.03	$0.04
Less distributions declared to shareholders
From net realized gain on investments	$(1.88)	$(0.34)	$—	$—	$—
Net asset value, end of period	$17.85	$20.08	$17.52	$16.70	$14.67
Total return (%) (r)(s)	(2.34)	16.73	4.91	13.84	0.27	(b)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.67	1.85	1.82	1.95	(a)
Expenses after expense reductions (f)	1.44	1.54	1.65	1.72	1.90	(a)
Net investment loss	(0.24)	(0.37)	(0.60)	(0.48)	(0.48	)(a)
Portfolio turnover	301	329	245	184	261
Net assets at end of period (000 Omitted)	$13,471	$5,728	$1,804	$774	$105

See Notes to Financial Statements

27

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$20.33	$17.69	$16.81	$15.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00 (w)	$(0.03)	$(0.06)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.32)	3.01	0.94	0.99	(g)
Total from investment operations	$(0.32)	$2.98	$0.88	$0.96
Less distributions declared to shareholders
From net realized gain on investments	$(1.88)	$(0.34)	$—	$—
Net asset value, end of period	$18.13	$20.33	$17.69	$16.81
Total return (%) (r)(s)	(2.16)	17.02	5.23	6.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.37	1.48	1.56	(a)
Expenses after expense reductions (f)	1.20	1.29	1.38	1.46	(a)
Net investment income (loss)	0.02	(0.18)	(0.36)	(0.41	)(a)
Portfolio turnover	301	329	245	184
Net assets at end of period (000 Omitted)	$2,848	$1,641	$286	$53
See Notes to Financial Statements

28

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$20.47	$17.76	$16.83	$15.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.04	$(0.01)	$(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.32)	3.01	0.94	0.99	(g)
Total from investment operations	$(0.26)	$3.05	$0.93	$0.98
Less distributions declared to shareholders
From net realized gain on investments	$(1.88)	$(0.34)	$—	$—
Net asset value, end of period	$18.33	$20.47	$17.76	$16.83
Total return (%) (r)(s)	(1.84)	17.35	5.53	6.18	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.08	1.19	1.26	(a)
Expenses after expense reductions (f)	0.94	0.99	1.09	1.16	(a)
Net investment income (loss)	0.29	0.21	(0.06)	(0.11	)(a)
Portfolio turnover	301	329	245	184
Net assets at end of period (000 Omitted)	$20,773	$41,102	$56	$53

See Notes to Financial Statements

29

Financial Highlights – continued

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the accrual was recorded.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), April 1, 2005 (Classes R1, R3, and R4) and May 1, 2006 (Class W) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Core Growth Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily

31

Notes to Financial Statements – continued

traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of

32

Notes to Financial Statements – continued

investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is

33

Notes to Financial Statements – continued

allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2008, the value of securities loaned was $58,702,208. These loans were collateralized by cash of $57,896,458 and U.S. Treasury obligations of $2,237,760.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income taxes is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for

34

Notes to Financial Statements – continued

Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

	8/31/08	8/31/07
Ordinary income (including any short-term capital gains)	$86,503,995	$5,724,975
Long-term capital gain	118,658,180	9,300,515
Total distributions	$205,162,175	$15,025,490

35

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/08
Cost of investments	$2,209,284,597
Gross appreciation	54,078,667
Gross depreciation	(129,915,131)
Net unrealized appreciation (depreciation)	$(75,836,464)
Undistributed ordinary income	$603,545
Capital loss carryforwards	(1,160,474,677)
Post-October capital loss deferral	(3,646,385)
Other temporary differences	(10,032,058)

As of August 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/09	$ (804,990,883)
8/31/10	(325,450,819)
8/31/11	(30,032,975)
$(1,160,474,677)

The availability of a portion of the capital loss carryforwards for MFS Core Growth Fund and the capital loss carryforwards, which were acquired on June 22, 2007 in connection with the MFS Strategic Growth Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

36

Notes to Financial Statements – continued

The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $2.5 billion	0.60%

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.65% on the first $1 billion of the fund’s average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2008, this waiver amounted to $1,000,000 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of certain fees and expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets with respect to each class:

Class A	Class B	Class C	Class I	Class R1		Class R2 (formerly R3)		Class R3 (formerly R4)		Class R4 (formerly R5)		Class W
1.26%	1.91%	1.91%	0.91%	1.91%	(a)	1.41%	(b)	1.16%	(b)	0.91%	(b)	1.01%

(a)	Prior to March 1, 2008, the total annual fund operating expenses did not exceed 2.01% annually of the fund’s average daily net assets with respect to Class R1.
(b)	Prior to January 1, 2008, total annual fund operating expenses did not exceed 1.56%, 1.31%, and 1.01% annually of the fund’s average daily net assets with respect to Class R2 (formerly R3), Class R3 (formerly R4), and Class R4 (formerly R5), respectively.

This written agreement will continue through February 28, 2009 unless changed or rescinded by the fund’s Board of Trustees. For the year ended August 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $67,320 for the year ended August 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

37

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$2,974,641
Class B	0.75%	0.25%	1.00%	1.00%	2,507,165
Class C	0.75%	0.25%	1.00%	1.00%	1,013,360
Class W	0.10%	—	0.10%	0.10%	384
Class R (b)	0.25%	0.25%	0.50%	0.50%	9,068
Class R1	0.75%	0.25%	1.00%	0.88%	21,873
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	6,088
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	51,368
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	7,542
Total Distribution and Service Fees					$6,591,489

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2008 based on each class’ average daily net assets. Effective March 1, 2008, the distribution fee rate for Class R1 increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2008, were as follows:

Amount
Class A	$588
Class B	$227,109
Class C	$5,968

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2008, the fee was $1,328,973, which equated to 0.0591% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended

38

Notes to Financial Statements – continued

August 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,628,064.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2008, these costs for the fund amounted to $1,327,133 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.0135% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.17%	$4,187
Former Class R2 (b)	0.25%	—	—	0.14%	1,734
Class R2 (formerly Class R3)	0.15%	—	—	0.04%	3,809
Class R3 (formerly Class R4)	0.15%	—	—	0.04%	1,299
Class R4 (formerly Class R5)	0.10%	—	—	0.04%	14,695
Total Retirement Plan Administration and Services Fees					$25,724

39

Notes to Financial Statements – continued

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $648. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $9,383. Both amounts are included in independent trustees’ compensation for the year ended August 31, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $91,858 at August 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2008, the fee paid by the fund to Tarantino LLC and Griffin Compliance LLC was $16,034 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $11,528, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $6,579,227,822 and $6,908,497,825, respectively.

40

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	11,963,681	$238,131,169	13,388,482	$265,485,268
Class B	878,961	16,596,938	1,246,753	23,851,828
Class C	633,037	12,017,505	460,974	8,552,816
Class I	4,652,318	94,159,590	1,004,669	21,159,042
Class W	2,552	50,139	12,717	244,000
Class R (b)	73,439	1,556,587	172,019	3,447,183
Class R1	91,037	1,800,160	90,417	1,725,253
Former Class R2 (b)	29,506	602,108	145,455	2,713,258
Class R2 (formerly Class R3)	562,802	11,308,402	324,455	6,310,010
Class R3 (formerly Class R4)	142,365	2,953,665	84,633	1,689,361
Class R4 (formerly Class R5)	445,691	9,070,485	3,219,949	62,277,270
	19,475,389	$388,246,748	20,150,523	$397,455,289
Shares issued in connection with acquisition of MFS Strategic Growth Fund
Class A			18,077,575	$367,990,280
Class B			8,840,345	171,558,817
Class C			2,911,887	56,507,733
Class I			46,332,267	970,428,170
Class W			—	—
Class R (b)			7,671	155,258
Class R1			—	—
Former Class R2 (b)			1,774	34,596
Class R2 (formerly Class R3)			—	—
Class R3 (formerly Class R4)			6,710	136,434
			76,178,229	$1,566,811,288

41

Notes to Financial Statements – continued

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,470,851	$68,767,100	415,969	$7,845,189
Class B	1,205,045	22,624,378	158,310	2,855,925
Class C	419,021	7,846,321	43,991	793,595
Class I	4,340,348	88,840,909	32,730	633,987
Class W	870	17,297	99	1,875
Class R (b)	2,056	42,245	4,942	92,701
Class R1	14,081	263,200	573	10,327
Former Class R2 (b)	3,699	73,024	1,117	20,208
Class R2 (formerly Class R3)	53,938	1,047,154	2,169	40,449
Class R3 (formerly Class R4)	14,760	292,532	306	5,764
Class R4 (formerly Class R5)	97,103	1,936,855	17,732	335,669
	9,621,772	$191,751,015	677,938	$12,635,689
Shares reacquired
Class A	(18,040,749)	$(365,020,387)	(14,418,252)	$(278,902,684)
Class B	(6,466,286)	(122,410,250)	(4,171,632)	(78,131,818)
Class C	(1,448,459)	(27,310,950)	(1,241,897)	(22,906,664)
Class I	(6,023,090)	(127,244,629)	(1,097,809)	(22,425,838)
Class W	(2,903)	(52,872)	—	—
Class R (b)	(290,915)	(6,058,729)	(294,694)	(5,743,417)
Class R1	(33,713)	(622,197)	(42,344)	(782,282)
Former Class R2 (b)	(138,266)	(2,696,755)	(195,851)	(3,544,321)
Class R2 (formerly Class R3)	(147,270)	(2,860,090)	(144,372)	(2,747,709)
Class R3 (formerly Class R4)	(80,804)	(1,550,318)	(27,099)	(529,757)
Class R4 (formerly Class R5)	(1,417,186)	(27,569,025)	(1,233,025)	(25,802,319)
	(34,089,641)	$(683,396,202)	(22,866,975)	$(441,516,809)
Net change
Class A	(2,606,217)	$(58,122,118)	17,463,774	$362,418,053
Class B	(4,382,280)	(83,188,934)	6,073,776	120,134,752
Class C	(396,401)	(7,447,124)	2,174,955	42,947,480
Class I	2,969,576	55,755,870	46,271,857	969,795,361
Class W	519	14,564	12,816	245,875
Class R (b)	(215,420)	(4,459,897)	(110,062)	(2,048,275)
Class R1	71,405	1,441,163	48,646	953,298
Former Class R2 (b)	(105,061)	(2,021,623)	(47,505)	(776,259)
Class R2 (formerly Class R3)	469,470	9,495,466	182,252	3,602,750
Class R3 (formerly Class R4)	76,321	1,695,879	64,550	1,301,802
Class R4 (formerly Class R5)	(874,392)	(16,561,685)	2,004,656	36,810,620
	(4,992,480)	$(103,398,439)	74,139,715	$1,535,385,457

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

42

Notes to Financial Statements – continued

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Aggressive Growth Allocation Fund, MFS Moderate Allocation Fund, and MFS Conservative Fund were the owners of record of approximately 18%, 11%, 10%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime 2010 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2008, the fund’s commitment fee and interest expense were $10,146 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Acquisitions

At close of business on June 22, 2007, the fund acquired all of the assets and liabilities of MFS Strategic Growth fund. The acquisition was accomplished by a tax-free exchange of 76,178,229 shares of the fund (valued at $1,566,811,288) for all of the assets and liabilities of MFS Strategic Growth fund. MFS Strategic Growth fund then distributed the shares of the fund that MFS Strategic Growth fund received from the fund to its shareholders. MFS Strategic Growth fund’s net assets on that date were $1,566,811,288 including $169,387,162 of unrealized appreciation, $2,727,436 of accumulated net investment income loss, and $1,274,617,411 of accumulated net realized loss on investments and foreign currency transactions. The aggregate net assets of the fund after the acquisition were $2,392,029,136.

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of MFS Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2008

44

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

45

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman ; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

46

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (November 2005 – March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

49

Trustees and Officers – continued

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Stephen Pesek

50

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

51

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

52

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that there is an advisory fee reduction in effect for the Fund through February 28, 2009 as part of MFS’ settlement with the New York Attorney General concerning market timing and related matters (the “NYAG Settlement”), and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee reduction and expense limitation), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule was amended in June 2007 in connection with the merger of another MFS Fund into the Fund to reduce the Fund’s annual advisory fee rate by 0.10% on average daily net assets over $1 billion, and by an additional 0.05% on average daily net assets over $2.5 billion. Taking into account the advisory fee reduction noted above, which will continue to result in a reduction of the advisory fee on the first $1 billion of net assets through February 28, 2009, and the addition of advisory fee breakpoints in June 2007, the Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

53

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

54

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: The advisory fee reduction required by the NYAG Settlement with respect to the Fund will expire on February 28, 2009. At the time MFS entered into the NYAG Settlement, MFS also agreed with the Board that it would not eliminate such advisory fee reduction without the Board’s consent. Following discussions between MFS and the Board at the contract review meetings, MFS and the Board agreed that, effective March 1, 2009, MFS will no longer be required to observe an advisory fee reduction for this Fund, and that, effective March 1, 2009, MFS will observe an expense limitation for the Fund, which may not be modified by MFS without the consent of the Board.

In addition, MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A shares, effective March 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

55

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $118,658,180 as capital gain dividends paid during the fiscal year.

56

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® New Discovery Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

8/31/08

NDF-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities abound in oversold markets. When markets experience excessive selloffs, assets become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
IDEXX Laboratories, Inc.	2.4%
MWI Veterinary Supply, Inc.	2.2%
Hittite Microwave Corp.	1.8%
Pulte Homes, Inc.	1.8%
North American Energy Partners, Inc.	1.8%
ARM Holdings PLC	1.8%
NICE Systems Ltd., ADR	1.7%
Helix Energy Solutions Group, Inc.	1.7%
Align Technology, Inc.	1.7%
Nuance Communications, Inc.	1.6%

Equity sectors
Health Care	21.2%
Technology	16.8%
Industrial Goods & Services	11.3%
Leisure	10.0%
Energy	9.5%
Retailing	9.4%
Special Products & Services	7.1%
Basic Materials	4.4%
Autos & Housing	3.0%
Transportation	3.0%
Financial Services	2.2%
Consumer Staples	1.4%

Percentages are based on net assets as of 8/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2008, Class A shares of the MFS New Discovery Fund provided a total return of –9.31%, at net asset value. This compares with a return of –3.79% for the fund’s benchmark, the Russell 2000 Growth Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding considerably during the second quarter due to the fiscal stimulus and strong net exports. Domestic headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, mounting concerns surrounding the distressed sale of failing Bear Stearns to JPMorgan, which was backstopped by the Federal Reserve, the Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, as well as U.S. investment bank Lehman Brothers, kept the markets under significant pressure. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. In the middle of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and

3

Management Review – continued

core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

Detractors from Performance

Stock selection and, to a lesser extent, an underweighted position in the energy sector were major factors in negative performance relative to the benchmark. Oil and gas service provider Exterran Holdings (aa) was among the fund’s largest detractors. Not holding strong-performing coal producers Alpha Natural Resources (g) and Walter Industries (g) also hurt relative results.

Stock selection in the health care sector also held back relative performance. Home dialysis producer NxStage Medical was a top detractor over the reporting period. Shares of NxStage plunged after a larger-than-expected quarterly loss. Holdings of medical equipment company Aspect Medical Systems (g) also detracted from relative performance.

Stock selection in the consumer staples sector dampened relative performance. Holdings of Central Garden & Pet (aa), a manufacturer and distributor of lawn, garden, and pet supplies, was the largest detractor over the reporting period. Shares of Central Garden & Pet fell, in part, due to continued weak sales in the aquatic and small animal categories and weakened gross margins caused by volatility in grain prices.

Stock selection in the technology sector also detracted from relative performance. Positioning in IT consulting firm TechTarget and digital product designer ARM Holdings (aa) held back relative returns.

Stocks in other sectors that had a negative impact on relative performance included business research provider Corporate Executive Board (aa) and homebuilder Lennar (aa).

Contributors to Performance

Stock selection in the retailing and leisure sectors was the principal factor contributing to the fund’s relative performance over the reporting period. In the retailing sector, holdings of building materials discounter Lumber Liquidators boosted relative results. In the leisure sector, Panera Bread (aa), a retail bakery-cafes and franchising business operator, and game software developer Take-Two Interactive Software (g) were top relative contributors. Take-Two’s stock price rose as Electronics Arts pushed ahead with an all-cash bid to take over the company.

Stock selection in the autos and housing sector also contributed to relative performance. The fund’s holdings of homebuilding companies D.R. Horton (aa)(g) and MDC Holdings (aa)(g) aided relative results.

4

Management Review – continued

Elsewhere, filtration company Polypore International and oil and gas producers EXCO Resources and Goodrich Petroleum (g) were among the fund’s top relative contributors. Education services companies ITT Educational Services (g)(aa) and New Oriental Education & Technology Group (aa) also helped.

Respectfully,

Thomas Wetherald
Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	1/02/97	(9.31)%	4.98%	8.11%
B	11/03/97	(9.92)%	4.30%	7.41%
C	11/03/97	(9.86)%	4.30%	7.41%
I	1/02/97	(8.99)%	5.35%	8.50%
R1	4/01/05	(9.91)%	4.22%	7.37%
R2 (formerly R3)	10/31/03	(9.48)%	4.64%	7.59%
R3 (formerly R4)	4/01/05	(9.27)%	4.95%	8.10%
R4 (formerly R5)	4/01/05	(9.00)%	5.17%	8.21%
529A	7/31/02	(9.48)%	4.74%	7.95%
529B	7/31/02	(10.10)%	4.05%	7.25%
529C	7/31/02	(10.10)%	4.05%	7.25%

Comparative benchmark

Russell 2000 Growth Index (f)	(3.79)%	8.67%	6.96%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(14.52)%	3.74%	7.47%
B With CDSC (Declining over six years from 4% to 0%) (x)	(13.40)%	3.96%	7.41%
C With CDSC (1% for 12 months) (x)	(10.73)%	4.30%	7.41%
529A With Initial Sales Charge (5.75%)	(14.68)%	3.50%	7.32%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(13.57)%	3.71%	7.25%
529C With CDSC (1% for 12 months) (x)	(10.96)%	4.05%	7.25%

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems, Inc.
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell 2000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for class R3, R4 and 529A shares includes the performance of the fund’s class A shares for periods prior to their offering. Performance for class R1, R2 and 529B shares includes the performance of the fund’s class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of the fund’s class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2008 through August 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 through August 31, 2008.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/1/08-8/31/08
A	Actual	1.45%	$1,000.00	$1,047.23	$7.46
	Hypothetical (h)	1.45%	$1,000.00	$1,017.85	$7.35
B	Actual	2.11%	$1,000.00	$1,043.85	$10.84
	Hypothetical (h)	2.11%	$1,000.00	$1,014.53	$10.68
C	Actual	2.11%	$1,000.00	$1,043.77	$10.84
	Hypothetical (h)	2.11%	$1,000.00	$1,014.53	$10.68
I	Actual	1.10%	$1,000.00	$1,048.88	$5.67
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
R1	Actual	2.10%	$1,000.00	$1,044.02	$10.79
	Hypothetical (h)	2.10%	$1,000.00	$1,014.58	$10.63
R2 (formerly R3)	Actual	1.60%	$1,000.00	$1,046.15	$8.23
	Hypothetical (h)	1.60%	$1,000.00	$1,017.09	$8.11
R3 (formerly R4)	Actual	1.36%	$1,000.00	$1,047.29	$7.00
	Hypothetical (h)	1.36%	$1,000.00	$1,018.30	$6.90
R4 (formerly R5)	Actual	1.10%	$1,000.00	$1,049.19	$5.67
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
529A	Actual	1.58%	$1,000.00	$1,046.10	$8.13
	Hypothetical (h)	1.58%	$1,000.00	$1,017.19	$8.01
529B	Actual	2.23%	$1,000.00	$1,042.58	$11.45
	Hypothetical (h)	2.23%	$1,000.00	$1,013.93	$11.29
529C	Actual	2.22%	$1,000.00	$1,043.21	$11.40
	Hypothetical (h)	2.22%	$1,000.00	$1,013.98	$11.24

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 1.55%, 2.20%, and 2.20% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $7.97, $11.30, and $11.30 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $7.86, $11.14, and $11.14 for Class 529A, Class 529B, and Class 529C shares, respectively.

10

PORTFOLIO OF INVESTMENTS

8/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%
Issuer	Shares/Par	Value ($)

Airlines - 0.8%
Allegiant Travel Co. (a)	133,790	$4,148,827

Apparel Manufacturers - 0.7%
Quiksilver, Inc. (a)	472,680	$3,644,362

Biotechnology - 1.5%
Affymetrix, Inc. (a)	753,570	$6,465,630
Nanosphere, Inc. (a)	147,860	1,412,062

		$7,877,692
Brokerage & Asset Managers - 1.2%
HFF, Inc., “A” (a)	306,400	$1,525,872
KBW, Inc. (a)(l)	120,890	3,571,091
Thomas Weisel Partners Group (a)(l)	146,770	898,232

		$5,995,195
Business Services - 3.6%
ATA, Inc., ADR (a)	142,920	$1,687,885
Constant Contact, Inc. (a)(l)	140,730	2,406,483
Corporate Executive Board Co.	193,840	7,055,776
CoStar Group, Inc. (a)(l)	97,970	5,173,796
Syntel, Inc. (l)	71,220	2,355,245

		$18,679,185
Chemicals - 0.7%
Nalco Holding Co.	168,350	$3,850,165

Computer Software - 2.4%
ANSYS, Inc. (a)	55,810	$2,475,174
CommVault Systems, Inc. (a)	271,610	4,579,345
Guidance Software, Inc. (a)	252,319	1,607,272
SPSS, Inc. (a)	117,610	3,714,124

		$12,375,915
Computer Software - Systems - 0.9%
Deltek, Inc. (a)(l)	205,260	$1,644,133
PROS Holdings, Inc. (a)	341,920	3,296,109

		$4,940,242

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - 3.0%
Dayton Superior Corp. (a)(l)	375,240	$772,994
Lennar Corp. (l)	428,400	5,633,460
Pulte Homes, Inc.	648,650	9,411,912

		$15,818,366
Consumer Goods & Services - 3.3%
Capella Education Co. (a)	95,530	$4,748,796
Central Garden & Pet Co., “A” (a)(l)	892,530	4,730,409
New Oriental Education & Technology Group, Inc., ADR (a)	104,720	7,759,752
Physicians Formula Holdings, Inc. (a)	19,432	114,454

		$17,353,411
Electrical Equipment - 1.8%
Baldor Electric Co. (l)	144,740	$5,158,534
Itron, Inc. (a)	38,720	4,010,618

		$9,169,152
Electronics - 5.2%
ARM Holdings PLC	4,554,500	$9,251,582
Hittite Microwave Corp. (a)	272,220	9,633,866
Intersil Corp., “A”	205,030	4,803,853
Mellanox Technologies Ltd. (a)	287,530	3,484,864

		$27,174,165
Energy - Independent - 0.8%
EXCO Resources, Inc.	167,140	$4,425,867

Engineering - Construction - 6.4%
Foster Wheeler Ltd. (a)	101,400	$5,038,566
KHD Humboldt Wedag International Ltd. (a)	175,850	4,651,233
North American Energy Partners, Inc. (a)	568,160	9,386,003
Quanta Services, Inc. (a)	243,709	7,784,065
Team, Inc. (a)	164,570	6,271,763

		$33,131,630
Entertainment - 0.5%
TiVo, Inc. (a)	293,230	$2,480,726

Food & Beverages - 0.5%
Hain Celestial Group, Inc. (a)(l)	96,060	$2,496,599

Food & Drug Stores - 0.3%
Susser Holdings Corp. (a)(l)	81,340	$1,521,871

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Forest & Paper Products - 2.2%
Louisiana-Pacific Corp. (l)	512,070	$4,987,562
Universal Forest Products, Inc. (l)	194,890	6,402,137

		$11,389,699
Gaming & Lodging - 2.5%
Morgans Hotel Group Co. (a)(l)	239,430	$4,094,253
Pinnacle Entertainment, Inc. (a)(l)	408,300	4,528,047
WMS Industries, Inc. (a)(l)	134,420	4,516,512

		$13,138,812
General Merchandise - 2.0%
99 Cents Only Stores (a)(l)	516,250	$4,419,100
Stage Stores, Inc.	364,745	5,806,740

		$10,225,840
Health Maintenance Organizations - 0.7%
Ehealth, Inc. (a)(l)	253,340	$3,759,566

Internet - 3.4%
Dealertrack Holdings, Inc. (a)(l)	380,220	$7,007,455
Omniture, Inc. (a)(l)	299,050	5,329,071
TechTarget, Inc. (a)	760,530	5,475,816

		$17,812,342
Leisure & Toys - 1.1%
THQ, Inc. (a)	358,504	$5,492,281

Machinery & Tools - 3.1%
Colfax Corp. (a)(l)	166,030	$4,082,678
Polypore International, Inc. (a)	299,360	8,211,445
Ritchie Bros. Auctioneers, Inc.	142,780	3,777,959

		$16,072,082
Medical & Health Technology & Services - 6.5%
Healthcare Services Group, Inc. (l)	286,090	$5,573,033
IDEXX Laboratories, Inc. (a)	225,860	12,715,918
Medassets, Inc. (a)	237,300	4,219,194
MWI Veterinary Supply, Inc. (a)(l)	294,460	11,598,779

		$34,106,924
Medical Equipment - 11.7%
ABIOMED, Inc. (a)(l)	394,740	$7,113,215
Advanced Medical Optics, Inc. (a)	230,430	4,984,201

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Align Technology, Inc. (a)(l)	663,000	$8,645,520
AngioDynamics, Inc. (a)	139,763	2,296,306
AtriCure, Inc. (a)	195,740	2,006,335
Conceptus, Inc. (a)(l)	412,630	6,973,447
Cooper Cos., Inc. (l)	139,080	5,122,316
Dexcom, Inc. (a)(l)	271,000	1,864,480
Immucor, Inc. (a)	134,450	4,330,635
Insulet Corp. (a)(l)	199,550	2,861,547
Mindray Medical International Ltd., ADR	64,670	2,515,016
NxStage Medical, Inc. (a)(l)	736,150	2,797,370
ResMed, Inc. (a)	113,560	5,314,608
Thoratec Corp. (a)	158,570	4,224,305

		$61,049,301
Metals & Mining - 1.5%
Century Aluminum Co. (a)	162,420	$7,919,599

Network & Telecom - 3.3%
Cavium Networks, Inc. (a)(l)	139,590	$2,385,593
NICE Systems Ltd., ADR (a)	290,748	8,905,611
Polycom, Inc. (a)	162,030	4,543,321
Sonus Networks, Inc. (a)(l)	370,380	1,251,884

		$17,086,409
Oil Services - 8.7%
Cal Dive International, Inc. (a)	376,360	$4,346,958
Dresser-Rand Group, Inc. (a)	181,440	7,359,206
Dril-Quip, Inc.	46,150	2,538,712
Exterran Holdings, Inc. (a)	161,420	7,378,508
Helix Energy Solutions Group, Inc. (a)	282,410	8,689,756
Nabors Industries Ltd. (a)(l)	141,820	5,048,792
Natural Gas Services Group, Inc. (a)	82,940	2,151,464
Oceaneering International, Inc. (a)	122,920	7,671,437

		$45,184,833
Other Banks & Diversified Financials - 1.0%
East West Bancorp, Inc. (l)	88,380	$1,102,099
Signature Bank (a)	89,510	2,646,811
Sovereign Bancorp, Inc.	166,900	1,612,254

		$5,361,164
Personal Computers & Peripherals - 1.6%
Nuance Communications, Inc. (a)	523,389	$8,269,546

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Pharmaceuticals - 0.8%
Cadence Pharmaceuticals, Inc. (a)(l)	153,480	$1,520,987
Genomma Lab Internacional S.A., “B” (a)	156,200	249,220
Inspire Pharmaceuticals, Inc. (a)(l)	238,490	1,073,205
Synta Pharmaceuticals Corp. (a)(l)	122,840	1,088,362

		$3,931,774
Printing & Publishing - 1.2%
InnerWorkings, Inc. (a)(l)	310,320	$3,680,395
MSCI, Inc., “A” (a)	81,860	2,443,521

		$6,123,916
Restaurants - 4.7%
McCormick & Schmick’s Seafood Restaurant, Inc. (a)	633,840	$6,217,970
Panera Bread Co., “A” (a)(l)	67,910	3,649,483
Peet’s Coffee & Tea, Inc. (a)(l)	143,790	3,773,050
Red Robin Gourmet Burgers, Inc. (a)(l)	265,270	7,082,709
Texas Roadhouse, Inc., “A” (a)(l)	412,410	3,703,442

		$24,426,654
Special Products & Services - 1.1%
Heckmann Corp. (a)(l)	587,370	$5,973,553

Specialty Stores - 6.4%
Citi Trends, Inc. (a)	315,559	$6,506,827
Ctrip.com International Ltd., ADR	100,650	5,060,682
Dick’s Sporting Goods, Inc. (a)(l)	197,310	4,516,426
J. Crew Group, Inc. (a)(l)	159,610	4,215,300
Lumber Liquidators, Inc. (a)(l)	415,760	5,367,462
Monro Muffler Brake, Inc.	134,895	2,796,373
Zumiez, Inc. (a)(l)	323,500	4,661,635

		$33,124,705
Trucking - 2.2%
J.B. Hunt Transport Services, Inc.	141,500	$5,157,675
Old Dominion Freight Lines, Inc. (a)(l)	195,280	6,496,966

		$11,654,641
Total Common Stocks (Identified Cost, $552,073,749)		$517,187,011

Issuer	Strike Price	First Exercise

Warrants - 0.0%
Alcoholic Beverages - 0.0%
Castle Brands, Inc. (1 share for 1 warrant) (Identified Cost, $155,725) (a)(z)	$6.57	5/08/07	110,880	$19,084

15

Portfolio of Investments – continued

Collateral for Securities Loaned - 22.7%
Issuer	Shares/Par	Value ($)

Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	118,069,089	$118,069,089

Repurchase Agreements - 0.2%
Merrill Lynch, 2.13%, dated 8/29/08, due 9/02/08, total to be received $1,157,274 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)	$1,157,000	$1,157,000
Total Investments (Identified Cost, $671,455,563) (k)		$636,432,184

Other Assets, Less Liabilities - (22.2)%		(115,572,978)
Net Assets - 100.0%		$520,859,206

(a)	Non-income producing security.
(k)	As of August 31, 2008, the fund had one security that was fair valued, aggregating $19,084 and less than 0.01% of market value, in accordance with the policies adopted by the Board of Trustees.
(l)	All or a portion of this security is on loan.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

Restricted Securities	Acquisition Date	Cost	Current Market Value
Castle Brands, Inc. (Warrants)	4/18/07	$155,725	$19,084
% of Net Assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value, including $114,840,028 of securities on loan (identified cost, $671,455,563)	$636,432,184
Cash	594
Receivable for investments sold	4,415,931
Receivable for fund shares sold	241,642
Interest and dividends receivable	143,180
Other assets	2,101
Total assets		$641,235,632
Liabilities
Payable for investments purchased	$684,618
Payable for fund shares reacquired	1,166,674
Collateral for securities loaned, at value	118,069,089
Payable to affiliates
Management fee	45,731
Shareholder servicing costs	229,557
Distribution and service fees	19,822
Administrative services fee	869
Program manager fees	23
Payable for independent trustees’ compensation	9,664
Accrued expenses and other liabilities	150,379
Total liabilities		$120,376,426
Net assets		$520,859,206
Net assets consist of
Paid-in capital	$604,434,465
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(35,023,379)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(48,542,216)
Accumulated net investment loss	(9,664)
Net assets		$520,859,206
Shares of beneficial interest outstanding		29,048,025

17

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$282,079,260
Shares outstanding	15,703,244
Net asset value per share		$17.96
Offering price per share (100/94.25 × net asset value per share)		$19.06
Class B shares
Net assets	$38,723,829
Shares outstanding	2,291,025
Net asset value and offering price per share		$16.90
Class C shares
Net assets	$29,660,704
Shares outstanding	1,752,381
Net asset value and offering price per share		$16.93
Class I shares
Net assets	$90,044,751
Shares outstanding	4,823,466
Net asset value, offering price, and redemption price per share		$18.67
Class R1 shares
Net assets	$4,564,960
Shares outstanding	271,101
Net asset value, offering price, and redemption price per share		$16.84
Class R2 shares (formerly Class R3 shares)
Net assets	$13,674,605
Shares outstanding	773,394
Net asset value, offering price, and redemption price per share		$17.68
Class R3 shares (formerly Class R4 shares)
Net assets	$4,204,472
Shares outstanding	234,317
Net asset value, offering price, and redemption price per share		$17.94
Class R4 shares (formerly Class R5 shares)
Net assets	$55,828,272
Shares outstanding	3,079,880
Net asset value, offering price, and redemption price per share		$18.13

18

Statement of Assets and Liabilities – continued

Class 529A shares
Net assets	$1,567,671
Shares outstanding	88,562
Net asset value and redemption price per share		$17.70
Offering price per share (100/94.25 × net asset value per share)		$18.78
Class 529B shares
Net assets	$211,596
Shares outstanding	12,706
Net asset value and offering price per share		$16.65
Class 529C shares
Net assets	$299,086
Shares outstanding	17,949
Net asset value and offering price per share		$16.66

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$2,026,882
Income on securities loaned	1,714,080
Interest	78,891
Foreign taxes withheld	(6,191)
Total investment income		$3,813,662
Expenses
Management fee	$5,320,987
Distribution and service fees	2,171,709
Program manager fees	4,043
Shareholder servicing costs	1,528,824
Administrative services fee	89,863
Retirement plan administration and services fees	39,151
Independent trustees’ compensation	20,318
Custodian fee	167,452
Shareholder communications	84,702
Auditing fees	48,899
Legal fees	14,091
Miscellaneous	170,191
Total expenses		$9,660,230
Fees paid indirectly	(11,806)
Reduction of expenses by investment adviser	(594,266)
Net expenses		$9,054,158
Net investment loss		$(5,240,496)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(11,070,594)
Foreign currency transactions	(1,501)
Net realized gain (loss) on investments and foreign currency transactions		$(11,072,095)
Change in unrealized appreciation (depreciation)
Investments	$(45,931,925)
Translation of assets and liabilities in foreign currencies	(81)
Net unrealized gain (loss) on investments and foreign currency translation		$(45,932,006)
Net realized and unrealized gain (loss) on investments and foreign currency		$(57,004,101)
Change in net assets from operations		$(62,244,597)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 8/31
	2008	2007
Change in net assets
From operations
Net investment loss	$(5,240,496)	$(8,906,845)
Net realized gain (loss) on investments and foreign currency transactions	(11,072,095)	159,979,677
Net unrealized gain (loss) on investments and foreign currency translation	(45,932,006)	3,449,318
Change in net assets from operations	$(62,244,597)	$154,522,150
Distributions declared to shareholders
From net realized gain on investments
Class A	$(11,841,588)	$—
Class B	(2,389,728)	—
Class C	(1,311,756)	—
Class I	(3,175,368)	—
Class R (b)	(112,238)	—
Class R1	(150,717)	—
Former Class R2 (b)	(67,592)	—
Class R2 (formerly Class R3)	(385,068)	—
Class R3 (formerly Class R4)	(171,384)	—
Class R4 (formerly Class R5)	(2,093,044)	—
Class 529A	(58,223)	—
Class 529B	(8,357)	—
Class 529C	(11,443)	—
Total distributions declared to shareholders	$(21,776,506)	$—
Change in net assets from fund share transactions	$(120,426,495)	$(219,456,690)
Redemption fees	$—	$1,647
Total change in net assets	$(204,447,598)	$(64,932,893)
Net assets
At beginning of period	725,306,804	790,239,697
At end of period (including accumulated net investment loss of $9,664 and $10,706, respectively)	$520,859,206	$725,306,804

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.48	$16.96	$16.85	$13.53	$14.57
Income (loss) from investment operations
Net investment loss (d)	$(0.16)	$(0.16)	$(0.20)	$(0.16)	$(0.18)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.70)	3.68	0.31	3.48	(0.86)
Total from investment operations	$(1.86)	$3.52	$0.11	$3.32	$(1.04)
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$17.96	$20.48	$16.96	$16.85	$13.53
Total return (%) (r)(s)(t)	(9.31)	20.75	0.65	24.54	(7.14	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.57	1.57	1.57	1.51
Expenses after expense reductions (f)	1.51	1.47	1.47	1.47	1.51
Net investment loss	(0.86)	(1.04)	(1.12)	(1.05)	(1.20)
Portfolio turnover	95	94	99	112	122
Net assets at end of period (000 Omitted)	$282,079	$395,993	$409,471	$603,396	$824,708

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.44	$16.20	$16.20	$13.09	$14.19
Income (loss) from investment operations
Net investment loss (d)	$(0.27)	$(0.25)	$(0.30)	$(0.25)	$(0.27)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.61)	3.49	0.30	3.36	(0.83)
Total from investment operations	$(1.88)	$3.24	$—	$3.11	$(1.10)
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$16.90	$19.44	$16.20	$16.20	$13.09
Total return (%) (r)(s)(t)	(9.92)	20.00	0.00	23.76	(7.75	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.27	2.22	2.22	2.22	2.15
Expenses after expense reductions (f)	2.17	2.12	2.12	2.12	2.15
Net investment loss	(1.53)	(1.69)	(1.77)	(1.70)	(1.84)
Portfolio turnover	95	94	99	112	122
Net assets at end of period (000 Omitted)	$38,724	$91,922	$132,519	$203,722	$231,653

See Notes to Financial Statements

23

Financial Highlights – continued

Class C	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.46	$16.22	$16.22	$13.10	$14.21
Income (loss) from investment operations
Net investment loss (d)	$(0.27)	$(0.25)	$(0.30)	$(0.25)	$(0.27)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	3.49	0.30	3.37	(0.84)
Total from investment operations	$(1.87)	$3.24	$—	$3.12	$(1.11)
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$16.93	$19.46	$16.22	$16.22	$13.10
Total return (%) (r)(s)(t)	(9.86)	19.98	0.00	23.82	(7.81	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.26	2.22	2.22	2.22	2.15
Expenses after expense reductions (f)	2.16	2.12	2.12	2.12	2.15
Net investment loss	(1.51)	(1.69)	(1.77)	(1.70)	(1.84)
Portfolio turnover	95	94	99	112	122
Net assets at end of period (000 Omitted)	$29,661	$42,296	$47,293	$58,454	$67,102

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.19	$17.48	$17.31	$13.85	$14.86
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.11)	$(0.14)	$(0.11)	$(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.76)	3.82	0.31	3.57	(0.88)
Total from investment operations	$(1.86)	$3.71	$0.17	$3.46	$(1.01)
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$18.67	$21.19	$17.48	$17.31	$13.85
Total return (%) (r)(s)	(8.99)	21.22	0.98	24.98	(6.80	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.26	1.22	1.22	1.23	1.16
Expenses after expense reductions (f)	1.16	1.12	1.12	1.13	1.16
Net investment loss	(0.51)	(0.69)	(0.77)	(0.70)	(0.84)
Portfolio turnover	95	94	99	112	122
Net assets at end of period (000 Omitted)	$90,045	$100,245	$119,053	$107,842	$103,031

See Notes to Financial Statements

25

Financial Highlights – continued

Class R1	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$19.37	$16.16	$16.18	$14.50
Income (loss) from investment operations
Net investment loss (d)	$(0.27)	$(0.26)	$(0.31)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	3.47	0.29	1.78
Total from investment operations	$(1.87)	$3.21	$(0.02)	$1.68
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$16.84	$19.37	$16.16	$16.18
Total return (%) (r)(s)	(9.91)	19.86	(0.12)	11.59	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.30	2.37	2.43	2.43	(a)
Expenses after expense reductions (f)	2.20	2.22	2.22	2.33	(a)
Net investment loss	(1.54)	(1.79)	(1.86)	(1.69	)(a)
Portfolio turnover	95	94	99	112
Net assets at end of period (000 Omitted)	$4,565	$2,609	$857	$206

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 8/31
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$20.21	$16.78	$16.72	$13.47	$15.35
Income (loss) from investment operations
Net investment loss (d)	$(0.19)	$(0.20)	$(0.24)	$(0.22)	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.68)	3.63	0.30	3.47	(1.77)
Total from investment operations	$(1.87)	$3.43	$0.06	$3.25	$(1.88)
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$17.68	$20.21	$16.78	$16.72	$13.47
Total return (%) (r)(s)	(9.48)	20.44	0.36	24.13	(12.25	)(b)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.92	1.96	1.98	1.73	(a)
Expenses after expense reductions (f)	1.70	1.77	1.77	1.88	1.73	(a)
Net investment loss	(1.03)	(1.34)	(1.41)	(1.42)	(1.23	)(a)
Portfolio turnover	95	94	99	112	122
Net assets at end of period (000 Omitted)	$13,675	$8,711	$4,417	$1,573	$454

See Notes to Financial Statements

27

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$20.45	$16.94	$16.84	$15.04
Income (loss) from investment operations
Net investment loss (d)	$(0.15)	$(0.17)	$(0.21)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.70)	3.68	0.31	1.84
Total from investment operations	$(1.85)	$3.51	$0.10	$1.80
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$17.94	$20.45	$16.94	$16.84
Total return (%) (r)(s)	(9.27)	20.72	0.59	11.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.62	1.62	1.63	(a)
Expenses after expense reductions (f)	1.47	1.52	1.52	1.53	(a)
Net investment loss	(0.82)	(1.09)	(1.15)	(0.66	)(a)
Portfolio turnover	95	94	99	112
Net assets at end of period (000 Omitted)	$4,204	$4,654	$2,404	$334

See Notes to Financial Statements

28

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$20.60	$17.01	$16.86	$15.04
Income (loss) from investment operations
Net investment loss (d)	$(0.10)	$(0.12)	$(0.15)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.71)	3.71	0.30	1.86
Total from investment operations	$(1.81)	$3.59	$0.15	$1.82
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$18.13	$20.60	$17.01	$16.86
Total return (%) (r)(s)	(9.00)	21.11	0.89	12.10	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.32	1.32	1.32	(a)
Expenses after expense reductions (f)	1.20	1.22	1.22	1.22	(a)
Net investment loss	(0.55)	(0.79)	(0.84)	(0.67	)(a)
Portfolio turnover	95	94	99	112
Net assets at end of period (000 Omitted)	$55,828	$67,212	$59,999	$56

See Notes to Financial Statements

29

Financial Highlights – continued

Class 529A	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.23	$16.79	$16.73	$13.47	$14.53
Income (loss) from investment operations
Net investment loss (d)	$(0.19)	$(0.21)	$(0.24)	$(0.20)	$(0.21)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.68)	3.65	0.30	3.46	(0.85)
Total from investment operations	$(1.87)	$3.44	$0.06	$3.26	$(1.06)
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$17.70	$20.23	$16.79	$16.73	$13.47
Total return (%) (r)(s)(t)	(9.48)	20.49	0.36	24.20	(7.30	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.80	1.82	1.83	1.83	1.75
Expenses after expense reductions (f)	1.70	1.72	1.72	1.73	1.75
Net investment loss	(1.04)	(1.29)	(1.37)	(1.27)	(1.43)
Portfolio turnover	95	94	99	112	122
Net assets at end of period (000 Omitted)	$1,568	$1,715	$1,630	$1,637	$390

See Notes to Financial Statements

30

Financial Highlights – continued

Class 529B	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.20	$16.03	$16.07	$13.02	$14.15
Income (loss) from investment operations
Net investment loss (d)	$(0.29)	$(0.28)	$(0.33)	$(0.28)	$(0.30)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	3.45	0.29	3.33	(0.83)
Total from investment operations	$(1.89)	$3.17	$(0.04)	$3.05	$(1.13)
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$16.65	$19.20	$16.03	$16.07	$13.02
Total return (%) (r)(s)(t)	(10.10)	19.78	(0.25)	23.43	(7.99	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.45	2.47	2.47	2.47	2.40
Expenses after expense reductions (f)	2.35	2.37	2.37	2.37	2.40
Net investment loss	(1.70)	(1.94)	(2.02)	(1.93)	(2.07)
Portfolio turnover	95	94	99	112	122
Net assets at end of period (000 Omitted)	$212	$239	$211	$177	$135

See Notes to Financial Statements

31

Financial Highlights – continued

Class 529C	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.21	$16.04	$16.08	$13.03	$14.16
Income (loss) from investment operations
Net investment loss (d)	$(0.29)	$(0.28)	$(0.34)	$(0.28)	$(0.31)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.60)	3.45	0.30	3.33	(0.82)
Total from investment operations	$(1.89)	$3.17	$(0.04)	$3.05	$(1.13)
Less distributions declared to shareholders
From net realized gain on investments	$(0.66)	$—	$—	$—	$—
Redemption fees added to paid-in capital (d)	$—	$0.00 (w)	$0.00 (w)	$0.00 (w)	$0.00	(w)
Net asset value, end of period	$16.66	$19.21	$16.04	$16.08	$13.03
Total return (%) (r)(s)(t)	(10.10)	19.76	(0.25)	23.41	(7.98	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.45	2.47	2.48	2.47	2.40
Expenses after expense reductions (f)	2.34	2.37	2.37	2.37	2.40
Net investment loss	(1.70)	(1.94)	(2.02)	(1.93)	(2.08)
Portfolio turnover	95	94	99	112	122
Net assets at end of period (000 Omitted)	$299	$323	$332	$333	$240

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2) and April 1, 2005 (Classes R1, R3, and R4), through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

32

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued

33

Notes to Financial Statements – continued

at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an

34

Notes to Financial Statements – continued

investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivable and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

35

Notes to Financial Statements – continued

On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Short Term Fees – The fund charged a 1% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 30 calendar days following their acquisition. Effective December 1, 2006, the fund no longer charges a redemption fee. Any redemption fees charged are accounted for as an addition to paid-in capital.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

36

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders is as follows:

8/31/08 (i)
Long-term capital gain	$21,776,506

(i)	Included in the fund’s distribution is $503,913 in excess of long-term capital gains.

The fund declared no distributions for the year ended August 31, 2007.

37

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/08
Cost of investments	$681,586,039
Gross appreciation	41,731,580
Gross depreciation	(86,885,435)
Net unrealized appreciation (depreciation)	$(45,153,855)
Post-October capital loss deferral	(38,395,343)
Other temporary differences	(26,061)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.80% for the first $1.5 billion of average daily net assets and 0.75% of average daily net assets in excess of $1.5 billion through August 31, 2009. For the year ended August 31, 2008, this waiver amounted to $591,221 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.80% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $22,747 and $933 for the year ended August 31, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

38

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$1,115,611
Class B	0.75%	0.25%	1.00%	1.00%	573,077
Class C	0.75%	0.25%	1.00%	1.00%	341,235
Class R (b)	0.25%	0.25%	0.50%	0.50%	11,374
Class R1	0.75%	0.25%	1.00%	0.89%	38,891
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	6,610
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	62,038
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	11,970
Class 529A	0.25%	0.25%	0.50%	0.35%	5,667
Class 529B	0.75%	0.25%	1.00%	1.00%	2,227
Class 529C	0.75%	0.25%	1.00%	1.00%	3,009
Total Distribution and Service Fees					$2,171,709

(b)	At the close of business on April 18, 2008, Class R and R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2008 based on each class’ average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

39

Notes to Financial Statements – continued

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2008, were as follows:

Amount
Class A	$1,669
Class B	73,187
Class C	1,767
Class 529B	276
Class 529C	37

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.19% of average daily net assets for each of the fund’s 529 classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2008, were as follows:

Amount
Class 529A	$3,054
Class 529B	422
Class 529C	567
Total Program Manager Fees	$4,043

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2008, the fee was $373,543, which equated to 0.0632% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses,

40

Notes to Financial Statements – continued

sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $916,519.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2008, these costs for the fund amounted to $238,762 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500. The administrative services fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.16%	$7,090
Former Class R2 (b)	0.25%	—	—	0.13%	1,661
Class R2 (formerly Class R3)	0.15%	—	—	0.04%	5,531
Class R3 (formerly Class R4)	0.15%	—	—	0.06%	2,637
Class R4 (formerly Class R5)	0.10%	—	—	0.04%	22,232
Total Retirement Plan Administration and Services Fees					$39,151

41

Notes to Financial Statements – continued

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $1,109. This amount is included in independent trustees’ compensation for the year ended August 31, 2008. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $9,664 at August 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provides for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2008, the fee paid by the fund to Tarantino LLC and Griffin Compliance LLC was $4,267 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $3,045, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $567,254,043 and $716,481,465, respectively.

42

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	5,421,370	$104,733,134	5,563,012	$111,684,942
Class B	224,521	4,055,914	599,714	11,263,960
Class C	195,185	3,506,502	243,280	4,592,254
Class I	1,258,611	25,411,893	1,789,894	38,201,060
Class R (b)	109,374	2,121,606	142,739	2,778,955
Class R1	197,716	3,653,591	197,931	3,755,712
Former Class R2 (b)	85,606	1,596,462	86,299	1,688,610
Class R2 (formerly Class R3)	694,797	13,046,764	548,671	11,019,354
Class R3 (formerly Class R4)	169,338	3,310,468	304,819	6,218,173
Class R4 (formerly Class R5)	770,386	14,361,829	980,209	19,651,188
Class 529A	12,714	240,416	9,115	180,050
Class 529B	1,658	28,484	992	18,369
Class 529C	3,068	53,829	4,298	80,869
	9,144,344	$176,120,892	10,470,973	$211,133,496
Shares issued to shareholders in reinvestment of distributions
Class A	540,398	$10,413,467	—	$—
Class B	122,935	2,239,885	—	—
Class C	64,835	1,183,234	—	—
Class I	158,548	3,167,792	—	—
Class R (b)	4,563	87,296	—	—
Class R1	8,299	150,717	—	—
Former Class R2 (b)	3,690	67,592	—	—
Class R2 (formerly Class R3)	20,277	385,068	—	—
Class R3 (formerly Class R4)	8,908	171,384	—	—
Class R4 (formerly Class R5)	107,889	2,093,044	—	—
Class 529A	3,061	58,223	—	—
Class 529B	465	8,357	—	—
Class 529C	636	11,443	—	—
	1,044,504	$20,037,502	—	$—

43

Notes to Financial Statements – continued

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(9,590,283)	$(184,229,220)	(10,378,331)	$(206,306,927)
Class B	(2,785,836)	(50,113,094)	(4,053,017)	(76,486,862)
Class C	(680,772)	(12,218,454)	(986,396)	(18,600,876)
Class I	(1,324,819)	(26,321,217)	(3,869,881)	(79,984,656)
Class R (b)	(497,221)	(9,752,640)	(452,494)	(9,009,942)
Class R1	(69,581)	(1,185,212)	(116,297)	(2,217,569)
Former Class R2 (b)	(170,726)	(2,906,223)	(27,164)	(523,644)
Class R2 (formerly Class R3)	(372,646)	(6,688,502)	(380,943)	(7,628,258)
Class R3 (formerly Class R4)	(171,459)	(3,181,641)	(219,218)	(4,423,996)
Class R4 (formerly Class R5)	(1,061,027)	(19,699,542)	(1,244,602)	(24,800,560)
Class 529A	(11,990)	(215,471)	(21,408)	(421,946)
Class 529B	(1,852)	(30,606)	(1,740)	(33,317)
Class 529C	(2,585)	(43,067)	(8,189)	(151,633)
	(16,740,797)	$(316,584,889)	(21,759,680)	$(430,590,186)
Net change
Class A	(3,628,515)	$(69,082,619)	(4,815,319)	$(94,621,985)
Class B	(2,438,380)	(43,817,295)	(3,453,303)	(65,222,902)
Class C	(420,752)	(7,528,718)	(743,116)	(14,008,622)
Class I	92,340	2,258,468	(2,079,987)	(41,783,596)
Class R (b)	(383,284)	(7,543,738)	(309,755)	(6,230,987)
Class R1	136,434	2,619,096	81,634	1,538,143
Former Class R2 (b)	(81,430)	(1,242,169)	59,135	1,164,966
Class R2 (formerly Class R3)	342,428	6,743,330	167,728	3,391,096
Class R3 (formerly Class R4)	6,787	300,211	85,601	1,794,177
Class R4 (formerly Class R5)	(182,752)	(3,244,669)	(264,393)	(5,149,372)
Class 529A	3,785	83,168	(12,293)	(241,896)
Class 529B	271	6,235	(748)	(14,948)
Class 529C	1,119	22,205	(3,891)	(70,764)
	(6,551,949)	$(120,426,495)	(11,288,707)	$(219,456,690)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Aggressive Growth Allocation Fund was the owner of record of approximately 12% of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

44

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2008, the fund’s commitment fee and interest expense were $2,535 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of

MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2008

46

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman ; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (November 2005 – March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

50

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and

51

Trustees and Officers – continued

will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Thomas Wetherald

52

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

53

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

54

Board Review of Investment Advisory Agreement – continued

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they continue to receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that there is an advisory fee reduction on average daily net assets up to $1.5 billion and a further reduction on average daily net assets over $1.5 billion, which is in effect for the Fund through August 31, 2009 as part of MFS’ settlement with the New York Attorney General concerning market timing and related matters and which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee reduction), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

55

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS (“MFD”). The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

56

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A and Class 529A shares, effective March 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

57

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $21,776,506 as capital gain dividends paid during the fiscal year.

58

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

59

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.      To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Research International Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

8/31/08

RIF-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities abound in oversold markets. When markets experience excessive selloffs, assets become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
E.ON AG	3.0%
BHP Billiton PLC	2.8%
Roche Holding AG	2.6%
BNP Paribas	2.3%
Akzo Nobel N.V.	2.3%
Nestle S.A.	2.2%
Vodafone Group PLC	2.0%
Siemens AG	2.0%
UniCredito Italiano S.p.A	1.9%
Total S.A.	1.9%

Equity sectors
Financial Services	25.0%
Utilities & Communications	10.7%
Basic Materials	10.7%
Energy	9.3%
Health Care	7.9%
Consumer Staples	6.9%
Technology	5.9%
Industrial Goods & Services	4.5%
Special Products & Services	4.3%
Retailing	4.1%
Autos & Housing	3.7%
Transportation	3.4%
Leisure	2.9%

Country weightings
Japan	15.4%
United Kingdom	15.4%
France	10.8%
Germany	9.3%
Switzerland	8.6%
Netherlands	5.7%
Italy	5.2%
Mexico	3.7%
Singapore	2.9%
Other Countries	23.0%

Percentages are based on net assets as of 8/31/08.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2008, Class A shares of the MFS Research International Fund provided a total return of
–12.46%, at net asset value. This compares with a return of –13.96% for the fund’s benchmark, the MSCI EAFE Index, and a return of –12.17% for the fund’s other benchmark, the MSCI All Country World (ex-U.S.) Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding considerably during the second quarter due to the fiscal stimulus and strong net exports. Domestic headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, mounting concerns surrounding the distressed sale of failing Bear Stearns to JPMorgan, which was backstopped by the Federal Reserve, the Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, as well as U.S. investment bank Lehman Brothers, kept the markets under significant pressure. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and

Management Review – continued

core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

Contributors to Performance

Strong stock selection in the industrial goods and services sector contributed to the fund’s performance relative to the MSCI EAFE index. Industrial machinery manufacturer Bucyrus International (aa)(g) was a strong relative contributor within this sector. We believe that rising global commodity prices and higher demand for a number of mined commodities fueled the market for Bucyrus International’s heavy machines and helped to increase profits during the reporting period.

Favorable security selection in the basic materials sector also boosted relative results. Steel producer Steel Authority of India (aa)(g) (India), mining giant BHP Billiton (U.K.), and industrial and medical gases producer Linde (Germany) were among the fund’s top contributors. Shares of Linde gained on strong sales growth as the company announced quarterly sales that were ahead of analyst estimates due to higher demand in China and other parts of Asia.

An overweighted position in the energy sector benefited relative returns. Oil and gas exploration and production company Petroleo Brasileiro (aa) (Brazil) and oil and gas refiner Statoil (Norway) were top relative contributors. Petroleo Brasileiro’s stock rose on news of record oil production and the continued discovery of offshore oil fields. News that the recently announced Tupi offshore oil field, which may contain as much as 8 billion barrels of oil as well as natural gas, may be eclipsed by an even larger find in Brazil’s Santos offshore basin drove market exuberance and the stock’s price during the reporting period.

Individual securities in other sectors that aided relative performance included power and gas company E.ON (Germany), sporting goods products maker Adidas (g) (Germany), and retail bank Deutsche Postbank (g) (Germany). Avoiding poor-performing financial services firm HBOS PLC (U.K.) also helped.

During the reporting period, currency exposure was a contributor to the fund’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Detractors from Performance

Security selection in the financial services sector held back relative performance. Several holdings within this sector were among the fund’s top detractors for the reporting period. These included financial services firms, Fortis (Belgium), Barclays (U.K.), and Royal Bank of Scotland (g) (U.K.), and banking firms, Credit Agricole (g) (France), UniCredito Italiano (Italy), and Anglo Irish Bank (Ireland). During the latter part of the reporting period,

Management Review – continued

shares of Fortis declined as the company announced that it would cancel its dividend and sell non-core assets and real estate to raise capital. Anglo-Irish Bank’s stock price declined, in part, due to slower growth in the mortgage lending business.

An underweighted position in the auto and housing sector also dampened relative results. Within the sector, tire company Compagnie Generale des Etablissements Michelin (France) and motorcycle maker Yamaha Motor (g) (Japan) were among the fund’s top detractors.

Elsewhere, holdings of poor-performing mining operator Rio Tinto (Australia) and oil and gas giant Royal Dutch Shell hurt relative returns.

Respectfully,

Jose Luis Garcia	Thomas Melendez
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested indirectly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Average annual total returns through 8/31/08

Without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	1/02/97	(12.46)%	14.75%	9.18%
B	1/02/98	(13.00)%	14.02%	8.50%
C	1/02/98	(13.00)%	14.02%	8.49%
I	1/02/97	(12.15)%	15.15%	9.59%
W	5/01/06	(12.25)%	14.88%	9.24%
R1	4/01/05	(13.03)%	13.95%	8.46%
R2 (formerly R3)	10/31/03	(12.63)%	14.39%	8.67%
R3 (formerly R4)	4/01/05	(12.42)%	14.73%	9.17%
R4 (formerly R5)	4/01/05	(12.15)%	14.98%	9.29%
529A	7/31/02	(12.60)%	14.49%	9.03%
529B	7/31/02	(13.16)%	13.73%	8.34%
529C	7/31/02	(13.16)%	13.75%	8.33%

Comparative benchmarks

MSCI All Country World (ex-U.S.) Index (f)	(12.17)%	16.13%	8.37%
MSCI EAFE Index (f)	(13.96)%	14.34%	6.74%

With sales charge

Share class
A With Initial Sales Charge (5.75%)	(17.49)%	13.40%	8.54%
B With CDSC (Declining over six years from 4% to 0%) (x)	(16.13)%	13.78%	8.50%
C With CDSC (1% for 12 months) (x)	(13.78)%	14.02%	8.49%
529A With Initial Sales Charge (5.75%)	(17.63)%	13.14%	8.38%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(16.27)%	13.49%	8.34%
529C With CDSC (1% for 12 months) (x)	(13.94)%	13.75%	8.33%

Class I, W, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems, Inc.
(x)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definitions

Morgan Stanley Capital International (MSCI) All Country World (ex-U.S.) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for class R3, R4, W and 529A shares includes the performance of the fund’s class A shares for periods prior to their offering. Performance for class R1, R2 and 529B shares includes the performance of the fund’s class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of the fund’s class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2008 through August 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 through August 31, 2008.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/1/08-8/31/08
A	Actual	1.33%	$1,000.00	$907.25	$6.38
	Hypothetical (h)	1.33%	$1,000.00	$1,018.45	$6.75
B	Actual	1.98%	$1,000.00	$904.48	$9.48
	Hypothetical (h)	1.98%	$1,000.00	$1,015.18	$10.03
C	Actual	1.98%	$1,000.00	$904.93	$9.48
	Hypothetical (h)	1.98%	$1,000.00	$1,015.18	$10.03
I	Actual	0.98%	$1,000.00	$909.34	$4.70
	Hypothetical (h)	0.98%	$1,000.00	$1,020.21	$4.98
W	Actual	1.08%	$1,000.00	$908.78	$5.18
	Hypothetical (h)	1.08%	$1,000.00	$1,019.71	$5.48
R1	Actual	1.98%	$1,000.00	$904.99	$9.48
	Hypothetical (h)	1.98%	$1,000.00	$1,015.18	$10.03
R2 (formerly R3)	Actual	1.48%	$1,000.00	$906.79	$7.09
	Hypothetical (h)	1.48%	$1,000.00	$1,017.70	$7.51
R3 (formerly R4)	Actual	1.23%	$1,000.00	$907.86	$5.90
	Hypothetical (h)	1.23%	$1,000.00	$1,018.95	$6.24
R4 (formerly R5)	Actual	0.98%	$1,000.00	$909.55	$4.70
	Hypothetical (h)	0.98%	$1,000.00	$1,020.21	$4.98
529A	Actual	1.45%	$1,000.00	$906.82	$6.95
	Hypothetical (h)	1.45%	$1,000.00	$1,017.85	$7.35
529B	Actual	2.10%	$1,000.00	$904.45	$10.05
	Hypothetical (h)	2.10%	$1,000.00	$1,014.58	$10.63
529C	Actual	2.10%	$1,000.00	$903.96	$10.05
	Hypothetical (h)	2.10%	$1,000.00	$1,014.58	$10.63

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 1.43%, 2.08%, and 2.08% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $6.85, $9.96, and $9.96 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $7.25, $10.53, and $10.53 for Class 529A, Class 529B, and Class 529C shares, respectively.

PORTFOLIO OF INVESTMENTS

8/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.3%
Issuer	Shares/Par	Value ($)

Airlines - 0.5%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	5,573,000	$10,542,083
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR	395,770	11,275,486

		$21,817,569
Alcoholic Beverages - 1.9%
Diageo PLC	1,789,730	$33,159,571
Heineken N.V. (l)	1,032,050	48,504,153

		$81,663,724
Apparel Manufacturers - 2.2%
Billabong International Ltd. (l)	1,489,831	$16,238,271
Li & Fung Ltd.	2,884,000	8,822,033
LVMH Moet Hennessy Louis Vuitton S.A. (l)	688,920	73,486,632

		$98,546,936
Automotive - 1.3%
Bridgestone Corp. (l)	2,210,400	$37,128,465
Compagnie Generale des Etablissements Michelin (l)	329,970	21,470,971

		$58,599,436
Biotechnology - 0.6%
Actelion Ltd. (a)(l)	463,667	$26,646,803

Broadcasting - 2.9%
Grupo Televisa S.A., ADR	2,187,590	$50,708,336
WPP Group PLC	7,783,340	76,215,782

		$126,924,118
Brokerage & Asset Managers - 1.9%
Daiwa Securities Group, Inc. (l)	7,023,400	$54,027,839
Julius Baer Holding Ltd.	499,080	30,494,425

		$84,522,264
Business Services - 2.4%
Bunzl PLC	1,829,830	$23,835,114
Mitsubishi Corp.	1,143,100	31,664,776
Mitsui & Co. Ltd.	536,000	9,204,830
Satyam Computer Services Ltd.	4,440,710	42,420,985

		$107,125,705

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 0.3%
Makhteshim-Agan Industries Ltd.	1,841,180	$12,447,533

Computer Software - Systems - 0.2%
HCL Technologies Ltd.	1,530,790	$8,123,448

Conglomerates - 1.9%
Siemens AG	791,710	$86,239,605

Construction - 2.4%
Corporacion Moctezuma S.A. de C.V.	1,403,700	$3,219,981
CRH PLC	909,740	23,753,247
Duratex S.A., IPS	703,200	12,013,780
Geberit AG (l)	378,717	55,185,509
SARE Holding S.A. de C.V., “B” (a)	2,600,200	2,018,614
Urbi Desarrollos Urbanos S.A. de C.V. (a)	4,089,860	11,413,563

		$107,604,694
Consumer Goods & Services - 1.5%
Kao Corp.	1,507,000	$42,660,421
Kimberly-Clark de Mexico S.A. de C.V., “A”	5,646,580	24,893,628

		$67,554,049
Containers - 1.0%
Brambles Ltd.	7,006,500	$45,923,603

Electrical Equipment - 2.1%
LS Industrial Systems Co. Ltd.	461,240	$19,646,679
OMRON Corp.	1,582,000	27,785,941
Schneider Electric S.A. (l)	428,830	43,340,116

		$90,772,736
Electronics - 4.2%
Konica Minolta Holdings, Inc. (l)	1,639,500	$22,554,085
Ricoh Co. Ltd.	3,667,000	60,360,286
Royal Philips Electronics N.V.	825,340	26,924,854
Samsung Electronics Co. Ltd.	55,819	26,215,501
Tokyo Electron Ltd.	457,500	25,976,227
Venture Corp. Ltd.	3,225,000	22,664,294

		$184,695,247

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Independent - 1.3%
INPEX Holdings, Inc.	3,039	$32,886,013
SK Energy Co. Ltd.	138,931	10,907,940
Talisman Energy, Inc.	765,910	13,524,748

		$57,318,701
Energy - Integrated - 7.4%
Chevron Corp.	167,220	$14,434,430
Eni S.p.A.	1,837,690	59,923,531
OAO Gazprom, ADR	639,700	24,948,300
Petroleo Brasileiro S.A., ADR	330,170	17,413,166
Royal Dutch Shell PLC, “A”	1,321,830	46,259,764
Statoil A.S.A. (l)	2,591,520	80,039,016
TOTAL S.A. (l)	1,159,460	83,413,471

		$326,431,678
Engineering - Construction - 0.4%
JGC Corp.	912,000	$17,476,760

Food & Beverages - 3.5%
Nestle S.A.	2,174,437	$95,944,108
Nong Shim Co. Ltd.	23,238	4,671,743
Unilever N.V.	1,877,440	51,897,674

		$152,513,525
Insurance - 1.9%
AXA (l)	2,567,180	$82,317,498

Internet - 0.2%
Universo Online S.A., IPS	2,315,600	$9,567,716

Machinery & Tools - 2.0%
Assa Abloy AB, “B” (l)	2,489,230	$35,691,343
Glory Ltd.	1,735,800	37,301,861
Komatsu Ltd.	725,800	15,238,444

		$88,231,648
Major Banks - 15.1%
Bank of Communications Co. Ltd.	45,482,000	$52,332,962
Barclays PLC	12,394,393	79,707,724
BNP Paribas	1,127,453	101,675,891
BOC Hong Kong Holdings Ltd.	20,130,500	44,861,218
DBS Group Holdings Ltd.	4,739,000	59,961,793
Erste Bank der oesterreichischen Sparkassen AG	855,760	51,441,026

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - continued
Standard Bank Group Ltd.	2,221,130	$25,937,680
Standard Chartered PLC	1,934,551	52,548,251
Sumitomo Mitsui Financial Group, Inc.	9,097	55,363,876
Unibanco - Uniao de Bancos Brasileiros S.A., ADR	490,380	58,629,833
UniCredito Italiano S.p.A.	15,466,991	83,581,688

		$666,041,942
Metals & Mining - 5.1%
Anglo American PLC	730,170	$39,002,136
BHP Billiton PLC	3,974,470	124,394,971
Rio Tinto Group	648,350	61,763,030

		$225,160,137
Natural Gas - Distribution - 1.2%
Gaz de France	952,713	$55,060,988

Network & Telecom - 1.3%
Nokia Oyj	2,322,450	$58,186,190
Nortel Networks Corp. (a)	495	2,985

		$58,189,175
Oil Services - 0.6%
Saipem S.p.A.	427,400	$16,996,117
Vallourec S.A.	30,640	8,577,167

		$25,573,284
Other Banks & Diversified Financials - 5.1%
Aeon Credit Service Co. Ltd.	2,407,000	$27,544,033
Anglo Irish Bank Corp. PLC	4,345,533	37,448,688
Bank of Cyprus Public Co. Ltd.	4,301,766	53,256,781
Chiba Bank Ltd. (l)	3,525,000	19,287,421
CSU Cardsystem S.A. (a)	1,540,290	3,761,979
Fortis S.A./N.V.	1,035,930	14,405,370
Fortis S.A./N.V. (a)	1,067,260	15,655
Unione di Banche Italiane ScpA	3,046,480	68,282,179

		$224,002,106
Pharmaceuticals - 7.3%
Astellas Pharma, Inc.	820,700	$36,973,016
Bayer AG	703,170	55,708,337
Merck KGaA	535,210	61,431,943
Novartis AG	994,490	55,572,981
Roche Holding AG	673,000	113,648,373

		$323,334,650

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Precious Metals & Minerals - 0.4%
Paladin Resources Ltd. (a)(l)	3,765,662	$18,682,818

Railroad & Shipping - 1.3%
East Japan Railway Co.	6,961	$55,398,108

Real Estate - 1.0%
CapitaLand Ltd.	13,999,000	$42,820,497

Specialty Chemicals - 3.9%
Akzo Nobel N.V.	1,646,500	$100,857,432
Linde AG (l)	556,850	70,254,291

		$171,111,723
Specialty Stores - 1.9%
Industria de Diseno Textil S.A. (l)	953,880	$44,578,474
Kingfisher PLC	9,948,230	24,195,106
NEXT PLC	716,250	13,844,601

		$82,618,181
Telecommunications - Wireless - 4.0%
America Movil S.A.B. de C.V., “L”, ADR	918,050	$47,169,409
KDDI Corp.	4,335	25,235,577
Rogers Communications, Inc., “B”	480,050	17,378,356
Vodafone Group PLC	34,352,230	88,273,118

		$178,056,460
Telephone Services - 1.8%
Telefonica S.A.	3,226,680	$80,035,965

Trucking - 1.6%
TNT N.V.	617,490	$23,097,012
Yamato Holdings Co. Ltd.	3,879,000	45,641,374

		$68,738,386
Utilities - Electric Power - 3.7%
Drax Group	977,243	$13,290,240
E.ON AG	2,300,310	134,462,251
NTPC Ltd.	4,472,381	17,783,657
SUEZ S.A.	4	220

		$165,536,368
Total Common Stocks (Identified Cost, $4,626,915,446)		$4,383,425,784

Portfolio of Investments – continued

Rights - 0.1%
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

Utilities - Electric Power - 0.1%
SUEZ Environnement S.A. (Zero Strike Right, 1 share for 4 rights) (Identified Cost, $3,492,086) (a)	EUR 0	7/22/08	491,088	$3,536,930

Repurchase Agreements - 0.2%
Merrill Lynch, 2.13%, dated 8/29/08, due 9/02/08, total to be received $8,970,122 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account)			$8,968,000	$8,968,000

Collateral for Securities Loaned - 7.3%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value			320,791,005	$320,791,005
Total Investments (Identified Cost, $4,960,166,537) (k)				$4,716,721,719

Other Assets, Less Liabilities - (6.9)%				(305,286,243)
Net Assets - 100.0%				$4,411,435,476

(a)	Non-income producing security.
(k)	As of August 31, 2008, the fund had 34 securities that were fair valued, aggregating $1,065,906,238 and 22.60% of market value, in accordance with the policies adopted by the Board of Trustees.
(l)	All or a portion of this security is on loan.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

IPS	International Preference Stock

Abbreviations indicate amounts shown in currencies other than the U.S. Dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below.

EUR	Euro

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value, including $308,861,633 of securities on loan (identified cost, $4,960,166,537)	$4,716,721,719
Foreign currency, at value (identified cost, $10,556,718)	10,312,258
Receivable for investments sold	11,552,352
Receivable for fund shares sold	11,188,976
Interest and dividends receivable	7,231,967
Other assets	14,997
Total assets		$4,757,022,269
Liabilities
Payable to custodian	$620,086
Payable for investments purchased	17,343,255
Payable for fund shares reacquired	4,187,276
Collateral for securities loaned, at value (c)	320,791,005
Payable to affiliates
Management fee	369,859
Shareholder servicing costs	978,348
Distribution and service fees	101,262
Administrative services fee	6,428
Program manager fees	38
Payable for independent trustees’ compensation	29,790
Accrued expenses and other liabilities	1,159,446
Total liabilities		$345,586,793
Net assets		$4,411,435,476
Net assets consist of
Paid-in capital	$4,558,423,687
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(243,778,007)
Accumulated net realized gain (loss) on investments and foreign currency transactions	37,377,647
Undistributed net investment income	59,412,149
Net assets		$4,411,435,476
Shares of beneficial interest outstanding		270,358,182

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$1,628,323,781
Shares outstanding	100,861,046
Net asset value per share		$16.14
Offering price per share (100/94.25 × net asset value per share)		$17.12
Class B shares
Net assets	$111,388,649
Shares outstanding	7,261,292
Net asset value and offering price per share		$15.34
Class C shares
Net assets	$168,395,702
Shares outstanding	11,057,757
Net asset value and offering price per share		$15.23
Class I shares
Net assets	$2,167,217,715
Shares outstanding	130,166,895
Net asset value, offering price, and redemption price per share		$16.65
Class W shares
Net assets	$16,633,270
Shares outstanding	1,030,566
Net asset value, offering price, and redemption price per share		$16.14
Class R1 shares
Net assets	$8,929,627
Shares outstanding	593,502
Net asset value, offering price, and redemption price per share		$15.05
Class R2 shares (formerly Class R3 shares)
Net assets	$96,672,037
Shares outstanding	6,134,806
Net asset value, offering price, and redemption price per share		$15.76
Class R3 shares (formerly Class R4 shares)
Net assets	$62,055,900
Shares outstanding	3,863,831
Net asset value, offering price, and redemption price per share		$16.06
Class R4 shares (formerly Class R5 shares)
Net assets	$148,343,246
Shares outstanding	9,165,219
Net asset value, offering price, and redemption price per share		$16.19

Statement of Assets and Liabilities – continued

Class 529A shares
Net assets	$2,016,861
Shares outstanding	126,360
Net asset value and redemption price per share		$15.96
Offering price per share (100/94.25 × net asset value per share)		$16.93
Class 529B shares
Net assets	$615,857
Shares outstanding	40,933
Net asset value and offering price per share		$15.05
Class 529C shares
Net assets	$842,831
Shares outstanding	55,975
Net asset value and offering price per share		$15.06

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$144,942,932
Income on securities loaned	7,038,592
Interest	820,515
Foreign taxes withheld	(13,303,445)
Total investment income		$139,498,594
Expenses
Management fee	$36,876,837
Distribution and service fees	10,735,872
Program manager fees	7,002
Shareholder servicing costs	6,210,942
Administrative services fee	577,292
Retirement plan administration and services fees	141,264
Independent trustees’ compensation	89,875
Custodian fee	2,284,141
Shareholder communications	287,323
Auditing fees	56,915
Legal fees	104,620
Miscellaneous	512,545
Total expenses		$57,884,628
Reduction of expenses by investment adviser	(25,026)
Net expenses		$57,859,602
Net investment income		$81,638,992
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $7,071,967 country tax)	$114,872,300
Foreign currency transactions	(1,086,370)
Net realized gain (loss) on investments and foreign currency transactions		$113,785,930
Change in unrealized appreciation (depreciation)
Investments (net of $2,593,963 decrease in deferred country tax)	$(806,770,642)
Translation of assets and liabilities in foreign currencies	(49,113)
Net unrealized gain (loss) on investments and foreign currency translation		$(806,819,755)
Net realized and unrealized gain (loss) on investments and foreign currency		$(693,033,825)
Change in net assets from operations		$(611,394,833)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2008	2007
Change in net assets
From operations
Net investment income	$81,638,992	$59,454,793
Net realized gain (loss) on investments and foreign currency transactions	113,785,930	519,267,288
Net unrealized gain (loss) on investments and foreign currency translation	(806,819,755)	91,823,518
Change in net assets from operations	$(611,394,833)	$670,545,599
Distributions declared to shareholders
From net investment income
Class A	$(24,604,312)	$(16,967,603)
Class B	(1,030,603)	(1,072,793)
Class C	(1,739,242)	(1,096,339)
Class I	(37,355,589)	(24,753,020)
Class W	(216,508)	(24,752)
Class R (b)	(604,448)	(787,598)
Class R1	(96,196)	(19,857)
Former Class R2 (b)	(122,398)	(14,104)
Class R2 (formerly Class R3)	(573,074)	(173,134)
Class R3 (formerly Class R4)	(977,680)	(225,637)
Class R4 (formerly Class R5)	(2,945,015)	(2,054,416)
Class 529A	(24,040)	(17,590)
Class 529B	(3,843)	(2,810)
Class 529C	(5,236)	(3,613)
From net realized gain on investments
Class A	(174,293,392)	(141,613,840)
Class B	(16,827,896)	(19,000,322)
Class C	(21,468,759)	(17,352,910)
Class I	(210,826,466)	(163,196,758)
Class W	(1,264,835)	(166,668)
Class R (b)	(5,573,100)	(7,397,422)
Class R1	(852,985)	(244,118)
Former Class R2 (b)	(882,123)	(125,262)
Class R2 (formerly Class R3)	(4,444,628)	(1,606,783)
Class R3 (formerly Class R4)	(6,702,136)	(1,723,640)
Class R4 (formerly Class R5)	(17,627,647)	(14,271,300)
Class 529A	(205,867)	(171,280)
Class 529B	(62,050)	(44,384)
Class 529C	(95,300)	(75,790)
Total distributions declared to shareholders	$(531,425,368)	$(414,203,743)
Change in net assets from fund share transactions	$771,775,905	$1,060,147,793
Total change in net assets	$(371,044,296)	$1,316,489,649

Statements of Changes in Net Assets – continued

	Years ended 8/31
	2008	2007
Net assets
At beginning of period	$4,782,479,772	$3,465,990,123
At end of period (including undistributed net investment income of $59,412,149 and $56,261,764, respectively)	$4,411,435,476	$4,782,479,772

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.56	$19.44	$16.65	$14.25	$11.53
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.26	$0.19	$0.12	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(2.45)	3.03	4.08	3.04	2.63
Total from investment operations	$(2.15)	$3.29	$4.27	$3.16	$2.73
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.23)	$(0.12)	$(0.08)	$(0.01)
From net realized gain on investments	(1.99)	(1.94)	(1.36)	(0.68)	—
Total distributions declared to shareholders	$(2.27)	$(2.17)	$(1.48)	$(0.76)	$(0.01)
Net asset value, end of period	$16.14	$20.56	$19.44	$16.65	$14.25
Total return (%) (r)(s)(t)	(12.46)	17.82	27.18	22.67	23.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.32	1.34	1.43	1.52	1.61
Expenses after expense reductions (f)	1.32	1.34	1.43	1.55 (e)	1.67 (e)
Net investment income	1.57	1.28	1.06	0.80	0.75
Portfolio turnover	68	66	85	79	102
Net assets at end of period (000 Omitted)	$1,628,324	$1,813,833	$1,344,754	$958,878	$593,574

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 8/31
	2008	2007	2006	2005		2004
Net asset value, beginning of period	$19.61	$18.63	$16.02	$13.76		$11.19
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.11	$0.07	$0.01		$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(2.30)	2.92	3.93	2.93		2.55
Total from investment operations	$(2.16)	$3.03	$4.00	$2.94		$2.57
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.11)	$(0.03)	$(0.00	)(w)	$—
From net realized gain on investments	(1.99)	(1.94)	(1.36)	(0.68)		—
Total distributions declared to shareholders	$(2.11)	$(2.05)	$(1.39)	$(0.68)		$—
Net asset value, end of period	$15.34	$19.61	$18.63	$16.02		$13.76
Total return (%) (r)(s)(t)	(13.00)	17.08	26.36	21.77		22.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	1.99	2.08	2.17		2.25
Expenses after expense reductions (f)	1.97	1.99	2.08	2.20	(e)	2.31	(e)
Net investment income	0.77	0.55	0.40	0.08		0.12
Portfolio turnover	68	66	85	79		102
Net assets at end of period (000 Omitted)	$111,389	$185,670	$184,341	$141,515		$116,165

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.52	$18.57	$15.98	$13.73	$11.17
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.12	$0.07	$0.02	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(2.29)	2.89	3.92	2.92	2.54
Total from investment operations	$(2.14)	$3.01	$3.99	$2.94	$2.56
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.12)	$(0.04)	$(0.01)	$—
From net realized gain on investments	(1.99)	(1.94)	(1.36)	(0.68)	—
Total distributions declared to shareholders	$(2.15)	$(2.06)	$(1.40)	$(0.69)	$—
Net asset value, end of period	$15.23	$19.52	$18.57	$15.98	$13.73
Total return (%) (r)(s)(t)	(13.00)	17.05	26.38	21.84	22.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	1.99	2.08	2.17	2.25
Expenses after expense reductions (f)	1.97	1.99	2.08	2.20 (e)	2.31	(e)
Net investment income	0.86	0.62	0.41	0.13	0.15
Portfolio turnover	68	66	85	79	102
Net assets at end of period (000 Omitted)	$168,396	$200,491	$158,564	$109,347	$75,580

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$21.14	$19.92	$17.02	$14.54	$11.75
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.34	$0.26	$0.19	$0.16
Net realized and unrealized gain (loss) on investments and foreign currency	(2.52)	3.11	4.17	3.10	2.66
Total from investment operations	$(2.15)	$3.45	$4.43	$3.29	$2.82
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.29)	$(0.17)	$(0.13)	$(0.03)
From net realized gain on investments	(1.99)	(1.94)	(1.36)	(0.68)	—
Total distributions declared to shareholders	$(2.34)	$(2.23)	$(1.53)	$(0.81)	$(0.03)
Net asset value, end of period	$16.65	$21.14	$19.92	$17.02	$14.54
Total return (%) (r)(s)	(12.15)	18.27	27.61	23.09	24.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.99	1.08	1.17	1.26
Expenses after expense reductions (f)	0.97	0.99	1.08	1.20 (e)	1.32 (e)
Net investment income	1.93	1.64	1.41	1.18	1.18
Portfolio turnover	68	66	85	79	102
Net assets at end of period (000 Omitted)	$2,167,218	$2,210,257	$1,565,596	$851,484	$469,181

See Notes to Financial Statements

Financial Highlights – continued

Class W	Years ended 8/31
	2008	2007	2006 (i)
Net asset value, beginning of period	$20.57	$19.45	$19.54
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.35	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(2.45)	3.00	(0.13	)(g)
Total from investment operations	$(2.10)	$3.35	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.29)	$—
From net realized gain on investments	(1.99)	(1.94)	—
Total distributions declared to shareholders	$(2.33)	$(2.23)	$—
Net asset value, end of period	$16.14	$20.57	$19.45
Total return (%) (r)(s)	(12.25)	18.15	(0.46	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.10	1.20	(a)
Expenses after expense reductions (f)	1.07	1.10	1.20	(a)
Net investment income	1.89	1.78	1.02	(a)
Portfolio turnover	68	66	85
Net assets at end of period (000 Omitted)	$16,633	$10,272	$1,033

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$19.38	$18.49	$16.02	$15.07
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.12	$0.11	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(2.28)	2.87	3.84	0.92
Total from investment operations	$(2.12)	$2.99	$3.95	$0.95
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.16)	$(0.12)	$—
From net realized gain on investments	(1.99)	(1.94)	(1.36)	—
Total distributions declared to shareholders	$(2.21)	$(2.10)	$(1.48)	$—
Net asset value, end of period	$15.05	$19.38	$18.49	$16.02
Total return (%) (r)(s)	(13.03)	17.00	26.12	6.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.02	2.14	2.26	2.36	(a)
Expenses after expense reductions (f)	2.02	2.09	2.16	2.39	(a)(e)
Net investment income	0.92	0.64	0.65	0.46	(a)
Portfolio turnover	68	66	85	79
Net assets at end of period (000 Omitted)	$8,930	$5,441	$2,027	$171

See Notes to Financial Statements

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 8/31
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$20.14	$19.11	$16.43	$14.16	$12.71
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.22	$0.15	$0.11	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(2.49)	2.96	4.01	2.96	1.46
Total from investment operations	$(2.13)	$3.18	$4.16	$3.07	$1.48
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.21)	$(0.12)	$(0.12)	$(0.03)
From net realized gain on investments	(1.99)	(1.94)	(1.36)	(0.68)	—
Total distributions declared to shareholders	$(2.25)	$(2.15)	$(1.48)	$(0.80)	$(0.03)
Net asset value, end of period	$15.76	$20.14	$19.11	$16.43	$14.16
Total return (%) (r)(s)	(12.63)	17.50	26.79	22.13	11.69	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.69	1.82	1.92	2.01	(a)
Expenses after expense reductions (f)	1.51	1.64	1.73	1.95 (e)	2.07	(a)(e)
Net investment income	2.02	1.13	0.83	0.74	0.18	(a)
Portfolio turnover	68	66	85	79	102
Net assets at end of period (000 Omitted)	$96,672	$36,143	$13,799	$2,357	$431

See Notes to Financial Statements

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$20.47	$19.39	$16.65	$15.62
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.31	$0.25	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(2.43)	2.96	4.00	0.91
Total from investment operations	$(2.13)	$3.27	$4.25	$1.03
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.25)	$(0.15)	$—
From net realized gain on investments	(1.99)	(1.94)	(1.36)	—
Total distributions declared to shareholders	$(2.28)	$(2.19)	$(1.51)	$—
Net asset value, end of period	$16.06	$20.47	$19.39	$16.65
Total return (%) (r)(s)	(12.42)	17.78	27.07	6.59	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.27	1.39	1.47	1.55	(a)
Expenses after expense reductions (f)	1.27	1.39	1.47	1.58	(a)(e)
Net investment income	1.61	1.54	1.42	1.79	(a)
Portfolio turnover	68	66	85	79
Net assets at end of period (000 Omitted)	$62,056	$64,332	$12,796	$53

See Notes to Financial Statements

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$20.60	$19.47	$16.67	$15.62
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.32	$0.33	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(2.43)	3.03	3.99	0.91
Total from investment operations	$(2.09)	$3.35	$4.32	$1.05
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.28)	$(0.16)	$—
From net realized gain on investments	(1.99)	(1.94)	(1.36)	—
Total distributions declared to shareholders	$(2.32)	$(2.22)	$(1.52)	$—
Net asset value, end of period	$16.19	$20.60	$19.47	$16.67
Total return (%) (r)(s)	(12.15)	18.13	27.50	6.72	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	1.09	1.17	1.25	(a)
Expenses after expense reductions (f)	1.01	1.09	1.17	1.28	(a)(e)
Net investment income	1.81	1.56	1.82	2.09	(a)
Portfolio turnover	68	66	85	79
Net assets at end of period (000 Omitted)	$148,343	$178,238	$109,993	$53

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$20.34	$19.27	$16.53	$14.18	$11.50
Income (loss) from investment operations
Net investment income (d)	$0.26	$0.20	$0.16	$0.10	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(2.42)	3.01	4.04	3.01	2.61
Total from investment operations	$(2.16)	$3.21	$4.20	$3.11	$2.69
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.20)	$(0.10)	$(0.08)	$(0.01)
From net realized gain on investments	(1.99)	(1.94)	(1.36)	(0.68)	—
Total distributions declared to shareholders	$(2.22)	$(2.14)	$(1.46)	$(0.76)	$(0.01)
Net asset value, end of period	$15.96	$20.34	$19.27	$16.53	$14.18
Total return (%) (r)(s)(t)	(12.60)	17.51	26.86	22.35	23.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.51	1.59	1.68	1.76	1.85
Expenses after expense reductions (f)	1.51	1.59	1.68	1.79 (e)	1.91 (e)
Net investment income	1.40	1.01	0.88	0.65	0.62
Portfolio turnover	68	66	85	79	102
Net assets at end of period (000 Omitted)	$2,017	$2,060	$1,552	$760	$332

See Notes to Financial Statements

Financial Highlights – continued

Class 529B	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$19.31	$18.43	$15.88	$13.68	$11.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.08	$0.03	$(0.02)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.30)	2.86	3.89	2.91	2.51
Total from investment operations	$(2.15)	$2.94	$3.92	$2.89	$2.51
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.12)	$(0.01)	$(0.01)	$—
From net realized gain on investments	(1.99)	(1.94)	(1.36)	(0.68)	—
Total distributions declared to shareholders	$(2.11)	$(2.06)	$(1.37)	$(0.69)	$—
Net asset value, end of period	$15.05	$19.31	$18.43	$15.88	$13.68
Total return (%) (r)(s)(t)	(13.16)	16.78	26.06	21.54	22.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.16	2.24	2.33	2.42	2.50
Expenses after expense reductions (f)	2.16	2.24	2.33	2.45 (e)	2.56	(e)
Net investment income (loss)	0.83	0.42	0.15	(0.13)	(0.03)
Portfolio turnover	68	66	85	79	102
Net assets at end of period (000 Omitted)	$616	$581	$356	$174	$110

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 8/31
	2008	2007	2006		2005	2004
Net asset value, beginning of period	$19.31	$18.40	$15.86		$13.66	$11.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.08	$0.03		$(0.01)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.28)	2.86	3.87		2.90	2.52
Total from investment operations	$(2.15)	$2.94	$3.90		$2.89	$2.52
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.09)	$(0.00	)(w)	$(0.01)	$—
From net realized gain on investments	(1.99)	(1.94)	(1.36)		(0.68)	—
Total distributions declared to shareholders	$(2.10)	$(2.03)	$(1.36)		$(0.69)	$—
Net asset value, end of period	$15.06	$19.31	$18.40		$15.86	$13.66
Total return (%) (r)(s)(t)	(13.16)	16.79	25.98		21.53	22.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.16	2.24	2.33		2.42	2.49
Expenses after expense reductions (f)	2.16	2.24	2.33		2.45 (e)	2.55	(e)
Net investment income (loss)	0.73	0.40	0.16		(0.07)	(0.02)
Portfolio turnover	68	66	85		79	102
Net assets at end of period (000 Omitted)	$843	$938	$650		$454	$280

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(e)	Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), April 1, 2005 (Classes R1, R3, and R4) and May 1, 2006 (Class W) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research International Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less

Notes to Financial Statements – continued

may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income

Notes to Financial Statements – continued

from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2008, the value of securities loaned was $308,861,633. These loans were collateralized by cash of $320,791,005 and U.S. Treasury obligations of $4,057,290.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended August 31, 2008, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the

Notes to Financial Statements – continued

adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, foreign currency transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders is as follows:

	8/31/08	8/31/07
Ordinary income (including any short-term capital gains)	$240,162,138	$214,389,394
Long-term capital gain	291,263,230	199,814,349
Total distributions	$531,425,368	$414,203,743

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/08
Cost of investments	$4,979,264,008
Gross appreciation	248,365,315
Gross depreciation	(510,907,604)
Net unrealized appreciation (depreciation)	$(262,542,289)
Undistributed ordinary income	59,615,610
Undistributed long-term capital gain	56,475,118
Other temporary differences	(536,650)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

First $1.0 billion of average daily net assets	0.90%
Next $1.0 billion of average daily net assets	0.80%
Average daily net assets in excess of $2.0 billion	0.70%

The management fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.76% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service, retirement plan administration and services, program manager, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue through December 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended August 31, 2008, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $132,964 and $2,148 for the year ended August 31, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan

Notes to Financial Statements – continued

is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$6,361,777
Class B	0.75%	0.25%	1.00%	1.00%	1,534,136
Class C	0.75%	0.25%	1.00%	1.00%	1,999,122
Class W	0.10%	—	0.10%	0.10%	13,671
Class R (b)	0.25%	0.25%	0.50%	0.50%	188,824
Class R1	0.75%	0.25%	1.00%	0.88%	74,860
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	30,926
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	336,950
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	172,020
Class 529A	0.25%	0.25%	0.50%	0.35%	7,522
Class 529B	0.75%	0.25%	1.00%	1.00%	6,721
Class 529C	0.75%	0.25%	1.00%	1.00%	9,343
Total Distribution and Service Fees					$10,735,872

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2008 based on each class’ average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2008, were as follows:

Amount
Class A	$1,812
Class B	143,388
Class C	26,913
Class 529B	—
Class 529C	—

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.19% of average daily net assets for each of the fund’s 529 classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2008, were as follows:

Amount
Class 529A	$4,009
Class 529B	1,240
Class 529C	1,753
Total Program Manager Fees	$7,002

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2008, the fee was $1,090,862, which equated to 0.0226% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,097,994.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2008, these costs for the fund amounted to $2,022,086 and are reflected in the shareholder servicing costs on the Statement of Operations.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500. The administrative services fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.0119% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.16%	$13,813
Former Class R2 (b)	0.25%	—	—	0.11%	6,857
Class R2 (formerly Class R3)	0.15%	—	—	0.03%	21,762
Class R3 (formerly Class R4)	0.15%	—	—	0.05%	35,590
Class R4 (formerly Class R5)	0.10%	—	—	0.04%	63,242
Total Retirement Plan Administration and Services Fees					$141,264

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for all R classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Notes to Financial Statements – continued

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $526. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $5,565. Both amounts are included in independent trustees’ compensation for the year ended August 31, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $29,790 at August 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2008, the fee paid by the fund to Tarantino LLC and Griffin Compliance LLC was $34,597 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $25,026, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $3,650,322,335 and $3,258,541,805, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	40,909,810	$788,291,475	41,290,726	$828,064,496
Class B	1,155,325	21,309,901	2,473,005	47,089,337
Class C	3,194,326	58,838,670	3,435,528	65,446,773
Class I	25,825,039	491,701,724	22,548,390	461,671,400
Class W	739,980	13,790,463	494,011	10,111,792
Class R (b)	1,053,409	20,771,600	1,997,921	39,719,864
Class R1	402,027	7,395,891	338,647	6,374,881
Former Class R2 (b)	433,413	8,277,088	299,623	5,755,095
Class R2 (formerly Class R3)	5,494,019	102,043,429	2,178,813	42,475,221
Class R3 (formerly Class R4)	1,544,491	29,584,151	3,750,623	74,887,435
Class R4 (formerly Class R5)	3,090,111	59,051,834	5,937,198	122,889,097
Class 529A	26,333	487,269	22,711	448,508
Class 529B	11,732	209,939	9,906	186,302
Class 529C	7,936	142,819	17,209	324,653
	83,887,951	$1,601,896,253	84,794,311	$1,705,444,854
Shares issued to shareholders in reinvestment of distributions
Class A	6,971,064	$137,469,374	5,693,646	$108,520,893
Class B	794,830	14,966,642	925,952	16,907,887
Class C	787,794	14,723,865	693,004	12,598,814
Class I	11,742,363	238,252,550	9,490,387	185,442,163
Class W	71,572	1,408,544	9,678	184,179
Class R (b)	252,655	4,949,508	395,201	7,477,210
Class R1	51,390	949,181	14,617	263,975
Former Class R2 (b)	54,123	1,004,521	7,691	139,366
Class R2 (formerly Class R3)	260,389	5,017,702	95,132	1,779,917
Class R3 (formerly Class R4)	391,628	7,679,816	102,687	1,948,996
Class R4 (formerly Class R5)	1,043,238	20,572,662	856,467	16,324,252
Class 529A	11,619	226,793	9,998	188,870
Class 529B	3,564	65,893	2,620	47,194
Class 529C	5,434	100,536	4,406	79,403
	22,441,663	$447,387,587	18,301,486	$351,903,119

Notes to Financial Statements – continued

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(35,230,304)	$(680,578,099)	(27,955,365)	$(564,150,425)
Class B	(4,155,633)	(75,916,494)	(3,825,976)	(73,747,481)
Class C	(3,194,394)	(56,020,640)	(2,398,809)	(46,114,718)
Class I	(11,965,615)	(237,835,617)	(6,070,791)	(124,341,917)
Class W	(280,466)	(4,865,459)	(57,320)	(1,161,073)
Class R (b)	(4,698,135)	(90,757,342)	(2,604,111)	(52,324,973)
Class R1	(140,656)	(2,460,526)	(182,138)	(3,391,715)
Former Class R2 (b)	(747,774)	(13,292,349)	(102,033)	(1,918,796)
Class R2 (formerly Class R3)	(1,414,415)	(25,131,800)	(1,201,203)	(23,239,351)
Class R3 (formerly Class R4)	(1,215,494)	(22,747,995)	(1,370,125)	(27,115,497)
Class R4 (formerly Class R5)	(3,621,534)	(67,475,294)	(3,790,821)	(79,261,374)
Class 529A	(12,839)	(245,811)	(12,022)	(238,045)
Class 529B	(4,455)	(73,162)	(1,755)	(33,696)
Class 529C	(5,946)	(107,347)	(8,388)	(161,119)
	(66,687,660)	$(1,277,507,935)	(49,580,857)	$(997,200,180)
Net change
Class A	12,650,570	$245,182,750	19,029,007	$372,434,964
Class B	(2,205,478)	(39,639,951)	(427,019)	(9,750,257)
Class C	787,726	17,541,895	1,729,723	31,930,869
Class I	25,601,787	492,118,657	25,967,986	522,771,646
Class W	531,086	10,333,548	446,369	9,134,898
Class R (b)	(3,392,071)	(65,036,234)	(210,989)	(5,127,899)
Class R1	312,761	5,884,546	171,126	3,247,141
Former Class R2 (b)	(260,238)	(4,010,740)	205,281	3,975,665
Class R2 (formerly Class R3)	4,339,993	81,929,331	1,072,742	21,015,787
Class R3 (formerly Class R4)	720,625	14,515,972	2,483,185	49,720,934
Class R4 (formerly Class R5)	511,815	12,149,202	3,002,844	59,951,975
Class 529A	25,113	468,251	20,687	399,333
Class 529B	10,841	202,670	10,771	199,800
Class 529C	7,424	136,008	13,227	242,937
	39,641,954	$771,775,905	53,514,940	$1,060,147,793

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Allocation Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 19%, 8%, 4%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the

Notes to Financial Statements – continued

MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, and the MFS Lifetime 2010 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2008, the fund’s commitment fee and interest expense were $21,257 and $10,678, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of

MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2008

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman ; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (November 2005 – March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to

Trustees and Officers – continued

elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Managers
Jose Luis Garcia Thomas Melendez

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that the Fund’s advisory fee rate schedule is currently subject to breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2 billion, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation and breakpoints described above), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted the Fund’s advisory fee rate schedule described above. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the

Board Review of Investment Advisory Agreement – continued

investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and other similar services (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A and Class 529A shares, effective March 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $303,212,363 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $86,082,530. The fund intends to pass through foreign tax credits of $12,317,750 for the fiscal year.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Technology Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

8/31/08

SCT-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities abound in oversold markets. When markets experience excessive selloffs, assets become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Research in Motion Ltd.	6.2%
Apple, Inc.	5.8%
Nokia Corp., ADR	5.3%
VeriSign, Inc.	5.2%
Flextronics International Ltd.	5.1%
International Business Machines Corp.	5.1%
Oracle Corp.	4.9%
MicroStrategy, Inc., “A”	4.7%
Nintendo Co. Ltd.	4.0%
Google, Inc., “A”	4.0%

Top five industries (i)
Electronics	30.7%
Network & Telecom	21.8%
Computer Software	18.8%
Computer Systems	13.0%
Internet	7.3%

Country weightings (i)
United States	69.8%
Finland	6.9%
Canada	6.2%
Japan	4.1%
Taiwan	3.7%
Netherlands	2.5%
South Korea	2.0%
China	1.3%
India	1.3%
Other Countries	2.2%

(i)	For purposes of this presentation, the bond component includes accrued interest amounts and may be positively or negatively impacted by the equivalent exposure from any derivative holdings, if applicable.

Percentages are based on net assets as of 8/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2008, Class A shares of the MFS Technology Fund provided a total return of -6.60%, at net asset value. This compares with a return of -11.14% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of -7.59% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index (formerly the Goldman Sachs Technology Industry Composite Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding considerably during the second quarter due to the fiscal stimulus and strong net exports. Domestic headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, mounting concerns surrounding the distressed sale of failing Bear Stearns to JPMorgan, which was backstopped by the Federal Reserve, the Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, as well as U.S. investment bank Lehman Brothers, kept the markets under significant pressure. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. During the second half of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates

3

Management Review – continued

as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

Contributors to Performance

A combination of strong stock selection and an overweighted position in the leisure and toys industry boosted performance relative to the Standard & Poor’s North American Technology Sector Index. Game software developer Take-Two Interactive Software was a strong relative contributor. The video game maker’s stock price rose after rival Electronic Arts made a $2 billion takeover offer for the company. Other top contributors in this industry included video game maker Activision Blizzard (g) and video game distribution company Ubisoft Entertainment (aa)(g). Shares of Ubisoft rose after the company reported strong revenue growth and profits due to the strength of its “Assassin’s Creed” action game, which was among the fastest-selling video games in the U.S.

Stock selection in the computer software industry also bolstered relative results. Strong relative contributors in this industry included enterprise software provider Salesforce.com and enterprise systems developer SAP (Germany) (aa). The stock price of Salesforce.com pushed higher after the company reported a significant jump in revenues and faster-than-expected net subscriber growth. Our positioning in SAP was essentially a hedge consisting of a number of option positions and a short position in the ADS (American Depositary Shares). We ended the period with an overall short position.

Favorable security selection in the internet industry contributed to relative returns. Our holdings in China’s biggest provider of Internet-chat services, Tencent Holdings (aa), benefited relative performance. Its stock gained after the company was named for inclusion in the Hong Kong’s benchmark Hang Seng Index. The company also reported that earnings in the earlier part of the reporting period significantly beat forecasts.

An underweighted position in the network and telecom industry also helped relative performance. Canadian wireless solutions provider Research In Motion was a top contributor within this industry. The fund’s positioning in poor-performing network equipment giant Cisco Systems also aided relative results.

Elsewhere, top relative contributors included credit card company Visa (aa)(g), and the fund’s positioning in semiconductor company NVIDIA Corp. (g), a stock that significantly underperformed the benchmark over the reporting period.

Detractors from Performance

A combination of stock selection and an overweighted position in the electronics industry held back relative performance during the reporting period. Flash memory storage products maker SanDisk and electronic products manufacturer Flextronics International (aa) were top detractors within this industry. Shares of

4

Management Review – continued

SanDisk declined due to recent soft sales. The company also reported sharp declines in earnings related to acquisitions and generally higher costs.

The fund’s allocation to both the broadcasting and telephone services industries, which are not represented in the index, also hindered relative results. In broadcasting, the fund’s holdings of poor-performing satellite radio provider Sirius XM Radio (aa) dampened relative performance. Shares of Sirius fell after the company reported a first quarter loss that was greater than expected. Internet access provider Cogent Communications Group (aa)(g), within the telephone services industry, was also a top relative detractor.

Stocks in other sectors that held back relative returns included mobile phone maker Nokia (aa) (Finland), entertainment software company THQ (g), and telecommunications equipment provider Sonus Networks (g). Our short position in wireless communications software company QUALCOMM also detracted from relative performance. Elsewhere, our positioning in software giant Microsoft (g), which outperformed the index, hindered results. The fund’s positioning in strong-performing computer giant Apple also hurt.

Respectfully,

Telis Bertsekas

Portfolio Manager

(aa)	Security is not a benchmark constituent.
(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/08

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	1/02/97	(6.60)%	8.46%	3.50%
B	4/14/00	(7.22)%	7.77%	2.94%
C	4/14/00	(7.23)%	7.76%	2.92%
I	1/02/97	(6.26)%	8.85%	3.86%
R1	4/01/05	(7.24)%	7.92%	3.24%
R2 (formerly Class R3)	10/31/03	(6.77)%	8.15%	3.35%
R3 (formerly Class R4)	4/01/05	(6.60)%	8.45%	3.50%
R4 (formerly Class R5)	4/01/05	(6.33)%	8.67%	3.60%

Comparative benchmarks

Standard & Poor’s 500 Stock Index (f)	(11.14)%	6.92%	4.68%
Standard & Poor’s North American Technology Sector Index (f)	(7.59)%	5.95%	3.91%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(11.97)%	7.19%	2.89%
B With CDSC (Declining over six years from 4% to 0%) (x)	(10.93)%	7.47%	2.94%
C With CDSC (1% for 12 months) (x)	(8.16)%	7.76%	2.92%

Class I, R1, R2, R3 and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

Notes to Shareholders: Effective February 6, 2008, the Standard & Poor’s 500 Stock Index became the fund’s benchmark. MFS has added the Standard &

7

Performance Summary – continued

Poor’s 500 Stock Index to compare the fund’s performance in order to show a broader based benchmark than the Standard & Poor’s North American Technology Sector Index.

Effective March 28, 2008, the name of the Standard & Poor’s North American Technology Sector Index was changed from the Goldman Sachs Technology Industry Composite Index.

Notes to Performance Summary

Performance for share classes offered after class A shares includes the performance of the fund’s class A shares for periods prior to their offering.

This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2008 through August 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 through August 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/01/08-8/31/08
A	Actual	1.53%	$1,000.00	$1,000.00	$7.69
	Hypothetical (h)	1.53%	$1,000.00	$1,017.44	$7.76
B	Actual	2.17%	$1,000.00	$996.63	$10.89
	Hypothetical (h)	2.17%	$1,000.00	$1,014.23	$10.99
C	Actual	2.18%	$1,000.00	$996.62	$10.94
	Hypothetical (h)	2.18%	$1,000.00	$1,014.18	$11.04
I	Actual	1.18%	$1,000.00	$1,001.56	$5.94
	Hypothetical (h)	1.18%	$1,000.00	$1,019.20	$5.99
R1	Actual	2.17%	$1,000.00	$996.62	$10.89
	Hypothetical (h)	2.17%	$1,000.00	$1,014.23	$10.99
R2 (formerly R3)	Actual	1.68%	$1,000.00	$999.18	$8.44
	Hypothetical (h)	1.68%	$1,000.00	$1,016.69	$8.52
R3 (formerly R4)	Actual	1.42%	$1,000.00	$1,000.00	$7.14
	Hypothetical (h)	1.42%	$1,000.00	$1,018.00	$7.20
R4 (formerly R5)	Actual	1.17%	$1,000.00	$1,001.59	$5.89
	Hypothetical (h)	1.17%	$1,000.00	$1,019.25	$5.94
(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 100.6%
Issuer	Shares/Par	Value ($)

Broadcasting - 3.2%
Sirius XM Radio, Inc. (a)(l)	2,966,252	$3,945,115

Business Services - 2.8%
Satyam Computer Services Ltd., ADR	71,600	$1,593,816
Western Union Co.	68,300	1,886,446

		$3,480,262
Computer Software - 18.8%
Citrix Systems, Inc. (a)	25,500	$771,885
MicroStrategy, Inc., “A” (a)(s)	92,440	5,930,950
MSC Software Corp. (a)	232,662	3,019,953
Oracle Corp. (a)(s)	280,270	6,146,321
Salesforce.com, Inc. (a)	21,043	1,178,829
VeriSign, Inc. (a)(s)	202,606	6,477,314

		$23,525,252
Computer Software - Systems - 13.0%
Apple, Inc. (a)(s)	42,790	$7,254,189
Hewlett-Packard Co.	58,500	2,744,820
International Business Machines Corp. (s)	52,120	6,344,568

		$16,343,577
Electronics - 30.7%
ASML Holding N.V.	133,930	$3,167,445
Delta Electronics	513,020	1,377,704
Flextronics International Ltd. (a)(s)	719,412	6,417,155
GT Solar International, Inc. (a)	156,140	1,967,364
Intel Corp. (s)	215,366	4,925,420
Marvell Technology Group Ltd. (a)	317,266	4,476,623
MKS Instruments, Inc. (a)(l)	67,900	1,530,466
Nintendo Co. Ltd.	10,725	5,070,505
RF Micro Devices, Inc. (a)(l)	635,800	2,466,904
Samsung Electronics Co. Ltd., GDR	10,424	2,449,640
SanDisk Corp. (a)(l)	316,216	4,572,483

		$38,421,709

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Internet - 7.3%
Google, Inc., “A” (a)(p)(s)	10,855	$5,029,013
Omniture, Inc. (a)(l)	139,900	2,493,018
Tencent Holdings Ltd.	195,800	1,666,863

		$9,188,894
Leisure & Toys - 3.0%
Take-Two Interactive Software, Inc. (a)	151,230	$3,791,336

Network & Telecom - 21.8%
Cisco Systems, Inc. (a)	92,900	$2,234,245
High Tech Computer Corp.	176,700	3,279,254
Juniper Networks, Inc. (a)(l)	150,400	3,865,280
Nokia Corp., ADR	264,920	6,668,036
Nokia Oyj	80,900	2,026,852
Polycom, Inc. (a)(l)	51,600	1,446,864
Research in Motion Ltd. (a)	64,411	7,832,378

		$27,352,909
Total Common Stocks (Identified Cost, $145,307,035)		$126,049,054

Issuer/Expiration Date/Strike Price	Number of Contracts
Call Options Purchased - 0.3%
Hewlett Packard Co. - September 2008 @ $45 (a)	1,681	$428,655
MicroStrategy, Inc. - October 2008 @ $80 (a)	376	3,760
Total Call Options Purchased (Premiums Paid, $490,252)		$432,415

Put Options Purchased - 0.3%
Adobe Systems, Inc. - October 2008 @ $42.5 (a)	907	$176,865
Equinix, Inc. - September 2008 @ $80 (a)	772	227,740
Total Put Options Purchased (Premiums Paid, $824,673)		$404,605

Issuer	Shares/Par
Collateral for Securities Loaned - 14.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	17,761,317	$17,761,317

Repurchase Agreements - 2.5%
Merrill Lynch & Co., 2.13%, dated 8/29/08, due 9/02/08, total to be received $3,179,752 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities in a jointly traded account), at Cost	$3,179,000	$3,179,000
Total Investments (Identified Cost, $167,562,277) (k)		$147,826,391

12

Portfolio of Investments – continued

Call Options Written - (0.1)%
Issuer/Expiration Date/Strike Price	Number of Contracts	Value ($)

Marvell Technology Group Ltd. - October 2008 @ $15 (a)	(3,042)	$(167,310)
Salesforce.com, Inc. - September 2008 @ $70 (a)	(210)	(1,050)
Total Call Options Written (Premiums Received, $319,751)		$(168,360)

Issuer	Shares/Par
Securities Sold Short - (4.3)%
Business Services - (1.8)%
Equinix, Inc.	(27,700)	$(2,229,850)

Computer Software - (1.0)%
SAP Aktiengesellschaft, ADR	(23,200)	$(1,301,056)

Network & Telecom - (1.5)%
QUALCOMM Inc.	(35,100)	$(1,848,015)
Total Securities Sold Short (Proceeds Received, $5,539,211)		$(5,378,921)

Other Assets, Less Liabilities - (13.5)%		(16,920,808)
Net Assets - 100.0%		$125,358,302

(a)	Non-income producing security.
(k)	As of August 31, 2008, the fund had four securities that were fair valued, aggregating $11,394,326 and 7.71% of market value, in accordance with the policies adopted by the Board of Trustees.
(l)	All or a portion of this security is on loan.
(p)	Security or a portion of the security was pledged to cover collateral requirements for written options. At August 31, 2008, the value of securities pledged amounted to $2,455,437.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At August 31, 2008, the value of securities pledged amounted to $10,790,594.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
GDR	Global Depository Receipt

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value, including $16,948,084 of securities on loan (identified cost, $167,562,277)	$147,826,391
Cash	348
Deposits with brokers for securities sold short	1,088,479
Foreign currency, at value (identified cost, $16,630)	16,157
Premium receivables on options written	214,976
Receivable for investments sold	3,215,759
Receivable for fund shares sold	278,359
Interest and dividends receivable	80,023
Other assets	631
Total assets		$152,721,123
Liabilities
Payable for dividends on securities sold short	$5,616
Securities sold short, at value (proceeds received, $5,539,211)	5,378,921
Payable for investments purchased	3,673,913
Payable for fund shares reacquired	141,397
Collateral for securities loaned, at value	17,761,317
Written options outstanding, at value (premiums received, $319,751)	168,360
Payable to affiliates
Investment adviser	9,608
Management fee	10,467
Shareholder servicing costs	47,876
Distribution and service fees	7,832
Administrative services fee	303
Payable for independent trustees’ compensation	55,653
Accrued expenses and other liabilities	101,558
Total liabilities		$27,362,821
Net assets		$125,358,302
Net assets consist of
Paid-in capital	$245,697,816
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(19,424,678)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(100,914,836)
Net assets		$125,358,302
Shares of beneficial interest outstanding		10,246,257

14

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$64,790,777
Shares outstanding	5,199,829
Net asset value per share		$12.46
Offering price per share (100/94.25 × net asset value per share)		$13.22
Class B shares
Net assets	$23,254,465
Shares outstanding	1,967,407
Net asset value and offering price per share		$11.82
Class C shares
Net assets	$15,765,198
Shares outstanding	1,336,087
Net asset value and offering price per share		$11.80
Class I shares
Net assets	$4,958,261
Shares outstanding	384,996
Net asset value, offering price, and redemption price per share		$12.88
Class R1 shares
Net assets	$2,025,547
Shares outstanding	171,955
Net asset value, offering price, and redemption price per share		$11.78
Class R2 shares (formerly Class R3 shares)
Net assets	$12,097,640
Shares outstanding	987,962
Net asset value, offering price, and redemption price per share		$12.25
Class R3 shares (formerly Class R4 shares)
Net assets	$2,390,261
Shares outstanding	191,968
Net asset value, offering price, and redemption price per share		$12.45
Class R4 shares (formerly Class R5 shares)
Net assets	$76,153
Shares outstanding	6,053
Net asset value, offering price, and redemption price per share		$12.58

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$1,011,381
Income on securities loaned	193,760
Interest	120,623
Foreign taxes withheld	(93,272)
Total investment income		$1,232,492
Expenses
Management fee	$975,627
Distribution and service fees	790,567
Shareholder servicing costs	395,182
Administrative services fee	28,184
Retirement plan administration and services fees	8,876
Independent trustees’ compensation	3,351
Custodian fee	63,891
Shareholder communications	40,270
Auditing fees	48,971
Legal fees	4,008
Dividend expense on securities sold short	5,616
Miscellaneous	141,786
Total expenses		$2,506,329
Fees paid indirectly	(5,373)
Reduction of expenses by investment adviser	(194,359)
Net expenses		$2,306,597
Net investment loss		$(1,074,105)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (s)	$9,130,611
Written option transactions	1,250,985
Securities sold short	(153,603)
Foreign currency transactions	(29,596)
Net realized gain (loss) on investments and foreign currency transactions		$10,198,397
Change in unrealized appreciation (depreciation)
Investments	$(19,789,630)
Written options	151,391
Securities sold short	160,290
Translation of assets and liabilities in foreign currencies	(704)
Net unrealized gain (loss) on investments and foreign currency translation		$(19,478,653)
Net realized and unrealized gain (loss) on investments and foreign currency		$(9,280,256)
Change in net assets from operations		$(10,354,361)

(s)	Includes proceeds received from a non-recurring cash settlement in the amount of $752,552 from a litigation settlement against Nortel Networks Corp.

See Notes to Financial Statements

16

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
	2008	2007
Change in net assets
From operations
Net investment loss	$(1,074,105)	$(1,356,650)
Net realized gain (loss) on investments and foreign currency transactions	10,198,397	30,957,159
Net unrealized gain (loss) on investments and foreign currency translation	(19,478,653)	1,794,428
Change in net assets from operations	$(10,354,361)	$31,394,937
Change in net assets from fund share transactions	$8,897,292	$(6,670,719)
Total change in net assets	$(1,457,069)	$24,724,218
Net assets
At beginning of period	126,815,371	102,091,153
At end of period	$125,358,302	$126,815,371

See Notes to Financial Statements

17

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.34	$10.13	$8.84	$7.70	$8.30
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.10)	$(0.11)	$(0.05)	$(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.81)	3.31	1.40	1.19	(0.50)
Total from investment operations	$(0.88)	$3.21	$1.29	$1.14	$(0.60)
Net asset value, end of period	$12.46	$13.34	$10.13	$8.84	$7.70
Total return (%) (r)(s)(t)	(6.60)	31.69	14.59	14.81	(7.23	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.70	1.79	1.79	1.60
Expenses after expense reductions (f)	1.51	1.50	1.50	1.51	1.50
Expenses after expense reductions and excluding short sale dividend and interest expense (f)	1.50	N/A	N/A	N/A	N/A
Net investment loss	(0.56)	(0.82)	(1.13)	(0.56)	(1.10)
Portfolio turnover	231	266	217	163	141
Net assets at end of period (000 Omitted)	$64,791	$56,598	$43,313	$48,945	$75,786

Class B	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.74	$9.73	$8.55	$7.50	$8.13
Income (loss) from investment operations
Net investment loss (d)	$(0.16)	$(0.17)	$(0.17)	$(0.10)	$(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)	3.18	1.35	1.15	(0.48)
Total from investment operations	$(0.92)	$3.01	$1.18	$1.05	$(0.63)
Net asset value, end of period	$11.82	$12.74	$9.73	$8.55	$7.50
Total return (%) (r)(s)(t)	(7.22)	30.94	13.80	14.00	(7.75	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.32	2.36	2.44	2.44	2.25
Expenses after expense reductions (f)	2.16	2.15	2.15	2.16	2.15
Expenses after expense reductions and excluding short sale dividend and interest expense (f)	2.15	N/A	N/A	N/A	N/A
Net investment loss	(1.24)	(1.47)	(1.79)	(1.24)	(1.74)
Portfolio turnover	231	266	217	163	141
Net assets at end of period (000 Omitted)	$23,254	$38,540	$39,025	$43,765	$50,896

See Notes to Financial Statements

18

Financial Highlights – continued

Class C	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$12.72	$9.72	$8.54	$7.48	$8.12
Income (loss) from investment operations
Net investment loss (d)	$(0.16)	$(0.17)	$(0.17)	$(0.10)	$(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.76)	3.17	1.35	1.16	(0.49)
Total from investment operations	$(0.92)	$3.00	$1.18	$1.06	$(0.64)
Net asset value, end of period	$11.80	$12.72	$9.72	$8.54	$7.48
Total return (%) (r)(s)(t)	(7.23)	30.86	13.82	14.17	(7.88	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.31	2.35	2.44	2.44	2.25
Expenses after expense reductions (f)	2.16	2.15	2.15	2.16	2.15
Expenses after expense reductions and excluding short sale dividend and interest expense (f)	2.15	N/A	N/A	N/A	N/A
Net investment loss	(1.22)	(1.46)	(1.78)	(1.22)	(1.74)
Portfolio turnover	231	266	217	163	141
Net assets at end of period (000 Omitted)	$15,765	$16,064	$11,659	$12,414	$15,367

Class I	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.74	$10.39	$9.04	$7.85	$8.43
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.06)	$(0.08)	$0.01	$(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.83)	3.41	1.43	1.18	(0.52)
Total from investment operations	$(0.86)	$3.35	$1.35	$1.19	$(0.58)
Net asset value, end of period	$12.88	$13.74	$10.39	$9.04	$7.85
Total return (%) (r)(s)	(6.26)	32.24	14.93	15.16	(6.88	)(b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.31	1.35	1.43	1.44	1.26
Expenses after expense reductions (f)	1.16	1.15	1.15	1.16	1.16
Expenses after expense reductions and excluding short sale dividend and interest expense (f)	1.15	N/A	N/A	N/A	N/A
Net investment income (loss)	(0.20)	(0.47)	(0.78)	0.17	(0.70)
Portfolio turnover	231	266	217	163	141
Net assets at end of period (000 Omitted)	$4,958	$4,180	$3,492	$3,384	$13,404

See Notes to Financial Statements

19

Financial Highlights – continued

Class R1	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$12.70	$9.72	$8.55	$8.01
Income (loss) from investment operations
Net investment loss (d)	$(0.15)	$(0.19)	$(0.18)	$(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.77)	3.17	1.35	0.61	(g)
Total from investment operations	$(0.92)	$2.98	$1.17	$0.54
Net asset value, end of period	$11.78	$12.70	$9.72	$8.55
Total return (%) (r)(s)	(7.24)	30.66	13.68	6.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.36	2.48	2.63	2.62	(a)
Expenses after expense reductions (f)	2.21	2.25	2.25	2.34	(a)
Expenses after expense reductions and excluding short sale dividend and interest expense (f)	2.20	N/A	N/A	N/A
Net investment loss	(1.22)	(1.63)	(1.88)	(1.90	)(a)
Portfolio turnover	231	266	217	163
Net assets at end of period (000 Omitted)	$2,026	$1,235	$213	$64

Class R2 (formerly Class R3)	Years ended 8/31
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$13.14	$10.00	$8.76	$7.66	$8.79
Income (loss) from investment operations
Net investment loss (d)	$(0.09)	$(0.13)	$(0.14)	$(0.09)	$(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.80)	3.27	1.38	1.19	(1.04)
Total from investment operations	$(0.89)	$3.14	$1.24	$1.10	$(1.13)
Net asset value, end of period	$12.25	$13.14	$10.00	$8.76	$7.66
Total return (%) (r)(s)	(6.77)	31.40	14.16	14.36	(12.86	)(b)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.98	2.18	2.19	2.01	(a)
Expenses after expense reductions (f)	1.71	1.80	1.80	1.91	1.91	(a)
Expenses after expense reductions and excluding short sale dividend and interest expense (f)	1.69	N/A	N/A	N/A	N/A
Net investment loss	(0.65)	(1.07)	(1.41)	(1.07)	(1.47	)(a)
Portfolio turnover	231	266	217	163	141
Net assets at end of period (000 Omitted)	$12,098	$5,292	$800	$192	$132

See Notes to Financial Statements

20

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.33	$10.12	$8.85	$8.26
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.10)	$(0.14)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.82)	3.31	1.41	0.63	(g)
Total from investment operations	$(0.88)	$3.21	$1.27	$0.59
Net asset value, end of period	$12.45	$13.33	$10.12	$8.85
Total return (%) (r)(s)	(6.60)	31.72	14.35	7.14	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.70	1.84	1.82	(a)
Expenses after expense reductions (f)	1.46	1.55	1.55	1.54	(a)
Expenses after expense reductions and excluding short sale dividend and interest expense (f)	1.44	N/A	N/A	N/A
Net investment loss	(0.44)	(0.76)	(1.18)	(1.10	)(a)
Portfolio turnover	231	266	217	163
Net assets at end of period (000 Omitted)	$2,390	$1,547	$113	$54

Class R4 (formerly Class R5)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$13.43	$10.17	$8.86	$8.26
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.07)	$(0.09)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.82)	3.33	1.40	0.63	(g)
Total from investment operations	$(0.85)	$3.26	$1.31	$0.60
Net asset value, end of period	$12.58	$13.43	$10.17	$8.86
Total return (%) (r)(s)	(6.33)	32.06	14.79	7.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.45	1.53	1.52	(a)
Expenses after expense reductions (f)	1.20	1.25	1.25	1.24	(a)
Expenses after expense reductions and excluding short sale dividend and interest expense (f)	1.19	N/A	N/A	N/A
Net investment loss	(0.24)	(0.56)	(0.88)	(0.79	)(a)
Portfolio turnover	231	266	217	163
Net assets at end of period (000 Omitted)	$76	$81	$62	$54

See Notes to Financial Statements

21

Financial Highlights – continued

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), and April 1, 2005 (Classes R1, R3, and R4) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Nortel Networks Corp., the Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 total returns for the year ended August 31, 2008 would have each been lower by approximately 0.55%.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Technology Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options

23

Notes to Financial Statements – continued

are generally valued using an external pricing model that uses market data from a third party source. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to

24

Notes to Financial Statements – continued

determine the fund’s net asset value may differ from quoted or published prices for the same investments

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income, and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master

25

Notes to Financial Statements – continued

Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include written options and purchased options.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Written Options – The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these contracts.

26

Notes to Financial Statements – continued

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	27,069	2,807,138
Options closed	(9,208)	(1,720,331)
Options exercised	—	—
Options expired	(14,609)	(767,056)
Outstanding, end of period	3,252	$319,751

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested

27

Notes to Financial Statements – continued

in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is separately reported on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. The fund was a participant in litigation against Nortel Networks Corp. On May 6, 2008 and May 19, 2008 the fund received cash settlements in the amounts of $293,058 and $459,494, respectively.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue

28

Notes to Financial Statements – continued

Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, expiration of capital loss carryforwards, and wash sale loss deferrals.

The fund declared no distributions for the years ended August 31, 2008 and August 31, 2007.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/08
Cost of investments	$168,636,413
Gross appreciation	2,803,854
Gross depreciation	(23,613,876)
Net unrealized appreciation (depreciation)	$(20,810,022)
Capital loss carryforwards	(94,420,184)
Post-October capital loss deferral	(5,172,948)
Other temporary differences	63,640

29

Notes to Financial Statements – continued

As of August 31, 2008, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

8/31/09	$(1,936,358)
8/31/10	(13,128,962)
8/31/11	(74,891,618)
8/31/12	(4,463,246)
$(94,420,184)

The availability of a portion of the capital loss carryfowards, which were acquired on August 22, 2003 in connection with the MFS Global Telecommunications Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement may be rescinded only upon consent of the fund’s Board of Trustees. For the year ended August 31, 2008, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.75% of the fund’s average daily net assets. Effective September 1, 2008, the advisory agreement has been amended such that the management fee is computed daily and paid monthly at an annual rate of 0.75% of the first $1 billion of average daily net assets and 0.70% of average daily net assets in excess of $1 billion.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management, distribution and service,

30

Notes to Financial Statements – continued

retirement plan administration and services, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund’s average daily net assets. This written agreement will continue through December 31, 2008 unless changed or rescinded by the fund’s Board of Trustees. For the year ended August 31, 2008, this reduction amounted to $193,697 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $27,710 for the year ended August 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$208,145
Class B	0.75%	0.25%	1.00%	1.00%	333,072
Class C	0.75%	0.25%	1.00%	1.00%	171,725
Class R (b)	0.25%	0.25%	0.50%	0.50%	4,396
Class R1	0.75%	0.25%	1.00%	0.89%	16,511
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	5,360
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	46,008
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	5,350
Total Distribution and Service Fees					$790,567

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2008 based on each class’ average daily net assets. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are

31

Notes to Financial Statements – continued

subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2008, were as follows:

Amount
Class A	$124
Class B	$22,740
Class C	$3,572

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2008, the fee was $152,703, which equated to 0.1174% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $242,479.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.0217% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2008, the fund paid MFS an annual retirement plan

32

Notes to Financial Statements – continued

administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.16%	$2,967
Former Class R2 (b)	0.25%	—	—	0.13%	1,358
Class R2 (formerly Class R3)	0.15%	—	—	0.04%	3,640
Class R3 (formerly Class R4)	0.15%	—	—	0.04%	882
Class R4 (formerly Class R5)	0.10%	—	—	0.04%	29
Total Retirement Plan Administration and Services Fees					$8,876

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $521. The fund also has an unfunded retirement benefit deferral plan for certain independent trustees which resulted in a net decrease in expense of $2,702. Both amounts are included in independent trustees’ compensation for the year ended August 31, 2008. The liability for deferred retirement benefits payable to certain independent trustees under both plans amounted to $55,653 at August 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2008, the fee paid by the fund to Tarantino LLC and Griffin Compliance LLC was $932 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to

33

Notes to Financial Statements – continued

reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $662, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $311,285,756 and $293,128,058, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,517,764	$48,364,564	3,442,780	$41,496,726
Class B	299,607	3,866,214	421,660	4,813,524
Class C	481,461	6,306,301	437,671	5,063,349
Class I	520,379	7,602,152	165,126	2,024,322
Class R (b)	54,937	753,954	110,132	1,325,272
Class R1	97,587	1,262,760	117,084	1,353,781
Former Class R2 (b)	75,207	967,187	102,083	1,194,966
Class R2 (formerly Class R3)	847,079	11,217,679	524,754	6,394,355
Class R3 (formerly Class R4)	120,559	1,593,349	154,810	1,893,456
	6,014,580	$81,934,160	5,476,100	$65,559,751
Shares reacquired
Class A	(2,559,994)	$(34,899,522)	(3,477,640)	$(42,197,715)
Class B	(1,357,283)	(17,384,338)	(1,406,387)	(16,189,416)
Class C	(408,375)	(5,082,966)	(374,649)	(4,293,791)
Class I	(439,578)	(6,432,607)	(196,959)	(2,409,326)
Class R (b)	(209,323)	(2,836,415)	(258,793)	(3,124,742)
Class R1	(22,824)	(287,601)	(41,812)	(475,041)
Former Class R2 (b)	(171,701)	(2,206,926)	(43,177)	(516,713)
Class R2 (formerly Class R3)	(261,874)	(3,325,992)	(202,048)	(2,403,309)
Class R3 (formerly Class R4)	(44,714)	(580,501)	(49,880)	(620,417)
	(5,475,666)	$(73,036,868)	(6,051,345)	$(72,230,470)

34

Notes to Financial Statements – continued

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Net change
Class A	957,770	$13,465,042	(34,860)	$(700,989)
Class B	(1,057,676)	(13,518,124)	(984,727)	(11,375,892)
Class C	73,086	1,223,335	63,022	769,558
Class I	80,801	1,169,545	(31,833)	(385,004)
Class R (b)	(154,386)	(2,082,460)	(148,661)	(1,799,470)
Class R1	74,763	975,158	75,272	878,740
Former Class R2 (b)	(96,494)	(1,239,739)	58,906	678,253
Class R2 (formerly Class R3)	585,205	7,891,687	322,706	3,991,046
Class R3 (formerly Class R4)	75,845	1,012,848	104,930	1,273,039
	538,914	$8,897,292	(575,245)	$(6,670,719)

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2008, the fund’s commitment fee and interest expense on the line of credit were $562 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

35

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2008

36

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

37

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman ; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

38

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (November 2005 – March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

39

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

40

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and

41

Trustees and Officers – continued

will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Telis Bertsekas

42

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

43

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile each of the one- and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

44

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $1 billion, which may not be changed without the Trustees’ approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account the expense limitation), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoint described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect such breakpoint effective September 1, 2008. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

45

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

46

Board Review of Investment Advisory Agreement – continued

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A shares, effective March 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

47

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009.

48

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.        To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

MFS® Value Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R shares and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

8/31/08

EIF-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities abound in oversold markets. When markets experience excessive selloffs, assets become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

October 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Lockheed Martin Corp.	4.0%
Philip Morris International, Inc.	3.2%
Allstate Corp.	2.8%
Exxon Mobil Corp.	2.8%
AT&T, Inc.	2.8%
MetLife, Inc.	2.7%
Total S.A., ADR	2.7%
Goldman Sachs Group, Inc.	2.4%
Oracle Corp.	2.3%
Northrop Grumman Corp.	2.1%

Equity sectors
Financial Services	20.8%
Energy	14.8%
Consumer Staples	11.4%
Industrial Goods & Services	10.7%
Utilities & Communications	9.8%
Health Care	7.5%
Technology	6.7%
Leisure	4.3%
Retailing	3.8%
Basic Materials	3.1%
Autos & Housing	2.5%
Special Products & Services	2.5%
Transportation	0.9%

Percentages are based on net assets as of 8/31/08.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2008, Class A shares of the MFS Value Fund provided a total return of -8.27%, at net asset value. This compares with a return of -14.66% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

The U.S. economy and financial markets experienced significant deterioration and heightened volatility over the reporting period. U.S. economic growth slowed significantly in the fourth quarter of 2007 and first quarter of 2008, rebounding considerably during the second quarter due to the fiscal stimulus and strong net exports. Domestic headwinds included accelerated deterioration in the housing market, subdued corporate investment, a markedly weaker job market, and a tighter credit environment as banks sought to repair balance sheets. During the period, mounting concerns surrounding the distressed sale of failing Bear Stearns to JPMorgan, which was backstopped by the Federal Reserve, the Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, as well as U.S. investment bank Lehman Brothers, kept the markets under significant pressure. While reasonably resilient, the global economy and financial system increasingly experienced negative spillovers from the U.S. slowdown. Japanese and European growth slowed considerably over the reporting period and international financial markets were adversely affected by U.S. mortgage and structured product losses.

In the initial stages of this financial and economic turmoil, most global central banks were forced to inject liquidity and to reassess their tightening biases as government bond yields declined and credit spreads widened. In the middle of the reporting period, the U.S. Federal Reserve Board began an aggressive rate cutting campaign, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although the Bank of England and the Bank of Canada also cut rates, the dilemma of rising energy and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth.

By the end of the reporting period, relentless increases in the cost of crude oil imposed new burdens on companies, consumers and countries around the world. Reflecting this added problem, the markets continued to price in significantly more financial and economic weakening as the focus of global markets shifted to the dilemma of persistently rising energy and food prices. Many global central banks, especially in emerging markets, hiked interest rates as measures of inflation (e.g., consumer, producer, imported, headline, and core) rose to secular highs. Towards the end of the period, commodity prices fell sharply, raising the prospects that global inflation would soon peak.

3

Management Review – continued

Contributors to Performance

A combination of stock selection and an underweighted position in the financial services sector boosted performance relative to the Russell 1000 Value Index. Not holding poor-performing insurance company American International Group (AIG) and financial services firm Wachovia, and the fund’s positioning in financial service giant Citigroup (g), all had a positive impact on relative results.

Stock selection in the industrial goods and services sector aided relative returns. Defense contractor Lockheed Martin (aa) was the fund’s top relative contributor. Despite a slowdown in its aeronautics business, Lockheed Martin reported strong quarterly earnings and raised its full-year profits outlook due, in part, to strength in the international business and missile defense segments. Not owning industrial conglomerate General Electric, a large benchmark constituent, also helped as the stock underperformed the benchmark over the reporting period.

Stock selection in the technology sector also had a positive effect on relative results. Holdings of enterprise software products developer Oracle (aa) was among the fund’s top contributors.

A combination of stock selection and an overweighted position in the consumer staples sector further bolstered relative performance. Holdings of tobacco companies Altria and Philip Morris International positively impacted results. (Philip Morris International was spun off from Altria in March 2008.)

Elsewhere, integrated oil and gas company Hess and railroad company Burlington Northern Santa Fe Railway also posted strong relative returns. Shares of Hess rose as plans were prepared to drill for oil in a much-anticipated site off the coast of Brazil.

Detractors from Performance

Stock selection in the health care sector was the largest detractor from the portfolio’s relative performance. Not holding strong-performing biotechnology company Amgen and owning health maintenance organizations UnitedHealth Group and WellPoint negatively affected the fund’s relative results. Shares of WellPoint declined after the company lowered its profit expectations, citing heightened medical costs, lower insurance enrollment, and a weak economy as factors for its outlook.

Stocks in other sectors that detracted from relative performance included investment management and banking firm UBS (aa)(g), mortgage financer FNMA (g) (Federal National Mortgage Association), commercial banking firm SunTrust Banks, and insurance and investment company Genworth Financial. Not owning oil and gas company Occidental and fast food chain giant

4

Management Review – continued

McDonald’s further dampened relative performance. Underweighting integrated energy Chevron also had a negative impact on relative results as the stock outperformed the benchmark.

Respectfully,

Nevin Chitkara	Steven Gorham
Portfolio Manager	Portfolio Manager

(aa)	Security is not a benchmark constituent.

(g)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/08

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/08

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr
A	1/02/96	(8.27)%	10.15%	8.75%
B	11/04/97	(8.87)%	9.43%	8.05%
C	11/05/97	(8.88)%	9.42%	8.05%
I	1/02/97	(7.94)%	10.52%	9.15%
W	5/01/06	(8.05)%	10.27%	8.81%
R1	4/01/05	(8.91)%	9.36%	8.01%
R2 (formerly R3)	10/31/03	(8.46)%	9.78%	8.22%
R3 (formerly R4)	4/01/05	(8.25)%	10.14%	8.75%
R4 (formerly R5)	4/01/05	(7.99)%	10.35%	8.85%
529A	7/31/02	(8.45)%	9.85%	8.58%
529B	7/31/02	(9.05)%	9.17%	7.89%
529C	7/31/02	(9.05)%	9.16%	7.89%

Comparative benchmarks

Russell 1000 Value Index (f)	(14.66)%	8.55%	6.95%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(13.55)%	8.85%	8.11%
B With CDSC (Declining over six years from 4% to 0%) (x)	(12.25)%	9.15%	8.05%
C With CDSC (1% for 12 months) (x)	(9.73)%	9.42%	8.05%
529A With Initial Sales Charge (5.75%)	(13.71)%	8.55%	7.94%
529B With CDSC (Declining over six years from 4% to 0%) (x)	(12.42)%	8.88%	7.89%
529C With CDSC (1% for 12 months) (x)	(9.89)%	9.16%	7.89%

Class I, W, R1, R2, R3, R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance for share classes offered after class A shares includes the performance of the fund’s class A shares for periods prior to their offering.

Performance for class W, R3, R4 and 529A shares includes the performance of each fund’s class A shares for periods prior to their offering. Performance for class R1, R2 and 529B shares includes the performance of each fund’s class B shares for periods prior to their offering. Performance for class 529C shares includes the performance of each fund’s class C shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2008 through August 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2008 through August 31, 2008.

The actual expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/1/08	Ending Account Value 8/31/08	Expenses Paid During Period (p) 3/1/08-8/31/08
A	Actual	1.10%	$1,000.00	$983.56	$5.48
	Hypothetical (h)	1.10%	$1,000.00	$1,019.61	$5.58
B	Actual	1.75%	$1,000.00	$980.02	$8.71
	Hypothetical (h)	1.75%	$1,000.00	$1,016.34	$8.87
C	Actual	1.75%	$1,000.00	$980.22	$8.71
	Hypothetical (h)	1.75%	$1,000.00	$1,016.34	$8.87
I	Actual	0.75%	$1,000.00	$984.95	$3.74
	Hypothetical (h)	0.75%	$1,000.00	$1,021.37	$3.81
W	Actual	0.85%	$1,000.00	$984.52	$4.24
	Hypothetical (h)	0.85%	$1,000.00	$1,020.86	$4.32
R1	Actual	1.75%	$1,000.00	$980.13	$8.71
	Hypothetical (h)	1.75%	$1,000.00	$1,016.34	$8.87
R2 (formerly R3)	Actual	1.25%	$1,000.00	$982.54	$6.23
	Hypothetical (h)	1.25%	$1,000.00	$1,018.85	$6.34
R3 (formerly R4)	Actual	1.00%	$1,000.00	$983.67	$4.99
	Hypothetical (h)	1.00%	$1,000.00	$1,020.11	$5.08
R4 (formerly R5)	Actual	0.75%	$1,000.00	$984.89	$3.74
	Hypothetical (h)	0.75%	$1,000.00	$1,021.37	$3.81
529A	Actual	1.22%	$1,000.00	$982.62	$6.08
	Hypothetical (h)	1.22%	$1,000.00	$1,019.00	$6.19
529B	Actual	1.87%	$1,000.00	$979.46	$9.30
	Hypothetical (h)	1.87%	$1,000.00	$1,015.74	$9.48
529C	Actual	1.87%	$1,000.00	$979.49	$9.30
	Hypothetical (h)	1.87%	$1,000.00	$1,015.74	$9.48

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Expense Changes Impacting the Table

Effective April 1, 2008 the fund’s Class 529A, Class 529B, and Class 529C shares program manager fee was reduced (as described in Note 3 of the Notes to Financial Statements). Had this fee change been in effect throughout the entire six month period, the annualized expense ratio would have been 1.20%, 1.85%, and 1.85% for Class 529A, Class 529B, and Class 529C shares, respectively; the actual expenses paid during the period would have been approximately $5.98, $9.21, and $9.21 for Class 529A, Class 529B, and Class 529C shares, respectively; and the hypothetical expenses paid during the period would have been approximately $6.09, $9.37, and $9.37 for Class 529A, Class 529B, and Class 529C shares, respectively.

10

PORTFOLIO OF INVESTMENTS

8/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.8%
Issuer	Shares/Par	Value ($)

Aerospace - 8.3%
Lockheed Martin Corp.	3,557,850	$414,276,052
Northrop Grumman Corp.	3,104,560	213,748,956
Raytheon Co.	468,670	28,115,513
United Technologies Corp.	2,929,440	192,141,970

		$848,282,491
Alcoholic Beverages - 1.5%
Diageo PLC	6,948,199	$128,734,112
Molson Coors Brewing Co.	423,200	20,165,480

		$148,899,592
Apparel Manufacturers - 1.4%
NIKE, Inc., “B”	2,346,160	$142,200,758

Automotive - 0.6%
Johnson Controls, Inc.	2,139,450	$66,151,794

Broadcasting - 3.4%
Omnicom Group, Inc.	3,391,360	$143,759,750
Walt Disney Co.	4,315,010	139,590,574
WPP Group PLC	6,437,635	63,038,411

		$346,388,735
Brokerage & Asset Managers - 4.7%
Deutsche Boerse AG	105,700	$10,050,084
Franklin Resources, Inc.	1,062,500	111,031,250
Goldman Sachs Group, Inc.	1,508,970	247,425,811
Invesco Ltd.	792,170	20,303,317
Merrill Lynch & Co., Inc.	3,434,300	97,362,405

		$486,172,867
Business Services - 2.5%
Accenture Ltd., “A”	4,790,450	$198,133,012
Automatic Data Processing, Inc.	517,900	22,984,402
Western Union Co.	1,226,660	33,880,349

		$254,997,763

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Chemicals - 2.6%
3M Co.	1,081,860	$77,461,176
PPG Industries, Inc. (l)	2,982,230	187,462,978

		$264,924,154
Computer Software - 2.3%
Oracle Corp. (a)	10,656,820	$233,704,063

Computer Software - Systems - 2.2%
Hewlett-Packard Co.	1,347,850	$63,241,122
International Business Machines Corp.	1,320,200	160,707,946

		$223,949,068
Construction - 1.9%
Masco Corp. (l)	3,329,330	$63,457,030
Sherwin-Williams Co. (l)	1,459,480	85,452,554
Toll Brothers, Inc. (a)(l)	2,046,980	50,928,862

		$199,838,446
Consumer Goods & Services - 1.4%
Procter & Gamble Co.	2,035,980	$142,050,325

Electrical Equipment - 1.0%
W.W. Grainger, Inc. (l)	1,124,240	$101,215,327

Electronics - 1.9%
Intel Corp.	8,609,500	$196,899,265

Energy - Independent - 4.0%
Apache Corp.	1,283,470	$146,803,299
Devon Energy Corp.	1,547,360	157,908,088
EOG Resources, Inc.	964,570	100,720,399

		$405,431,786
Energy - Integrated - 10.8%
Chevron Corp.	2,090,724	$180,471,296
ConocoPhillips	1,597,960	131,847,680
Exxon Mobil Corp.	3,598,290	287,899,183
Hess Corp.	1,533,610	160,584,303
Marathon Oil Corp.	1,597,070	71,979,945
TOTAL S.A., ADR	3,900,017	280,333,222

		$1,113,115,629

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Food & Beverages - 4.4%
General Mills, Inc.	829,030	$54,865,205
Kellogg Co.	2,571,609	139,998,394
Nestle S.A.	3,105,321	137,018,113
Pepsi Bottling Group, Inc.	360,300	10,657,674
PepsiCo, Inc.	1,621,676	111,052,372

		$453,591,758
Food & Drug Stores - 1.2%
CVS Caremark Corp.	3,443,487	$126,031,624

Gaming & Lodging - 0.9%
Royal Caribbean Cruises Ltd. (l)	3,387,460	$92,071,163

General Merchandise - 0.7%
Macy’s, Inc.	3,260,460	$67,882,777

Health Maintenance Organizations - 0.9%
UnitedHealth Group, Inc.	1,482,190	$45,132,686
WellPoint, Inc. (a)	914,290	48,265,369

		$93,398,055
Insurance - 8.2%
Allstate Corp.	6,415,121	$289,514,411
Aon Corp.	761,830	36,179,307
Chubb Corp.	1,258,670	60,428,747
Genworth Financial, Inc., “A”	3,867,800	62,078,190
Hartford Financial Services Group, Inc.	628,905	39,671,327
MetLife, Inc. (l)	5,183,670	280,954,914
Prudential Financial, Inc.	1,028,310	75,796,730

		$844,623,626
Machinery & Tools - 1.4%
Eaton Corp.	925,040	$67,694,427
Ingersoll-Rand Co. Ltd., “A”	1,465,560	54,123,131
Timken Co.	646,760	20,903,283

		$142,720,841
Major Banks - 7.6%
Bank of America Corp.	5,188,265	$161,562,572
Bank of New York Mellon Corp.	5,512,958	190,803,476
JPMorgan Chase & Co.	1,208,070	46,498,614
PNC Financial Services Group, Inc.	1,652,710	118,912,485

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - continued
State Street Corp.	2,608,620	$176,525,315
SunTrust Banks, Inc. (l)	2,100,420	87,986,594

		$782,289,056
Natural Gas - Pipeline - 0.1%
Williams Cos., Inc.	344,070	$10,628,322

Network & Telecom - 0.3%
Cisco Systems, Inc. (a)	1,102,160	$26,506,948

Other Banks & Diversified Financials - 0.3%
American Express Co.	676,170	$26,830,426

Pharmaceuticals - 6.6%
Abbott Laboratories	854,890	$49,096,333
GlaxoSmithKline PLC	3,016,750	71,254,498
Johnson & Johnson	2,509,970	176,777,187
Merck & Co., Inc.	4,362,350	155,605,025
Pfizer, Inc.	2,095,600	40,046,916
Wyeth	4,208,400	182,139,552

		$674,919,511
Railroad & Shipping - 0.9%
Burlington Northern Santa Fe Corp.	856,710	$92,010,654

Specialty Chemicals - 0.5%
Air Products & Chemicals, Inc.	602,568	$55,345,871

Specialty Stores - 0.5%
Staples, Inc.	2,290,210	$55,423,082

Telecommunications - Wireless - 1.4%
Rogers Communications, Inc., “B”	1,267,110	$45,870,824
Vodafone Group PLC	36,319,163	93,327,442

		$139,198,266
Telephone Services - 3.3%
AT&T, Inc.	8,886,010	$284,263,460
Embarq Corp.	316,029	14,903,928
Verizon Communications, Inc.	1,172,470	41,177,146

		$340,344,534

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Tobacco - 4.1%
Altria Group, Inc.	2,126,590	$44,722,188
Lorillard, Inc.	735,930	53,163,583
Philip Morris International, Inc.	6,027,340	323,668,158

		$421,553,929
Utilities - Electric Power - 5.0%
Dominion Resources, Inc.	3,045,490	$132,570,180
Entergy Corp.	766,280	79,225,689
FPL Group, Inc.	1,377,090	82,708,025
PG&E Corp.	1,688,740	69,795,624
PPL Corp.	1,703,220	74,549,939
Public Service Enterprise Group, Inc.	1,945,080	79,300,912

		$518,150,369
Total Common Stocks (Identified Cost, $8,747,625,853)		$10,137,742,875

Short-Term Obligations - 1.3% (y)
AIG Funding, Inc., 2.13%, due 9/02/08	$71,986,000	$71,981,741
American Express Credit Corp., 2.45%, due 9/09/08	11,200,000	11,193,902
American Express Credit Corp., 2.56%, due 9/29/08	4,967,000	4,957,110
Bankamerica Corp., 2.07%, due 9/02/08	42,827,000	42,824,537

Total Short-Term Obligations, at Amortized Cost and Value		$130,957,290

Collateral for Securities Loaned - 3.2%
Navigator Securities Lending Prime Portfolio, at Cost and Net Asset Value	326,658,392	$326,658,392
Total Investments (Identified Cost, $9,205,241,535)		$10,595,358,557

Other Assets, Less Liabilities - (3.3)%		(337,881,106)
Net Assets - 100.0%		$10,257,477,451

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(y)	The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments, at value, including $319,828,645 of securities on loan (identified cost, $9,205,241,535)	$10,595,358,557
Cash	197
Foreign currency, at value (identified cost, $13)	13
Receivable for fund shares sold	27,346,153
Interest and dividends receivable	27,305,138
Other assets	28,852
Total assets		$10,650,038,910
Liabilities
Payable for investments purchased	$46,600,955
Payable for fund shares reacquired	14,740,005
Collateral for securities loaned, at value (c)	326,658,392
Payable to affiliates
Management fee	653,564
Shareholder servicing costs	2,809,999
Distribution and service fees	427,225
Administrative services fee	14,883
Program manager fees	109
Payable for independent trustees’ compensation	8,600
Accrued expenses and other liabilities	647,727
Total liabilities		$392,561,459
Net assets		$10,257,477,451
Net assets consist of
Paid-in capital	$9,012,755,891
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,389,991,553
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(167,281,311)
Undistributed net investment income	22,011,318
Net assets		$10,257,477,451
Shares of beneficial interest outstanding		432,236,466

(c)	Non-cash collateral not included.

16

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$5,724,586,332
Shares outstanding	241,072,726
Net asset value per share		$23.75
Offering price per share (100/94.25 × net asset value per share)		$25.20
Class B shares
Net assets	$672,484,391
Shares outstanding	28,506,496
Net asset value and offering price per share		$23.59
Class C shares
Net assets	$950,299,428
Shares outstanding	40,367,346
Net asset value and offering price per share		$23.54
Class I shares
Net assets	$1,663,138,711
Shares outstanding	69,678,994
Net asset value, offering price, and redemption price per share		$23.87
Class W shares
Net assets	$581,004,560
Shares outstanding	24,474,840
Net asset value, offering price, and redemption price per share		$23.74
Class R1 shares
Net assets	$25,251,669
Shares outstanding	1,078,260
Net asset value, offering price, and redemption price per share		$23.42
Class R2 shares (formerly Class R3 shares)
Net assets	$246,027,414
Shares outstanding	10,429,541
Net asset value, offering price, and redemption price per share		$23.59
Class R3 shares (formerly Class R4 shares)
Net assets	$190,001,662
Shares outstanding	8,013,155
Net asset value, offering price, and redemption price per share		$23.71
Class R4 shares (formerly Class R5 shares)
Net assets	$194,752,779
Shares outstanding	8,192,845
Net asset value, offering price, and redemption price per share		$23.77

17

Statement of Assets and Liabilities – continued

Class 529A shares
Net assets	$6,024,918
Shares outstanding	255,055
Net asset value and redemption price per share		$23.62
Offering price per share (100/94.25 × net asset value per share)		$25.06
Class 529B shares
Net assets	$1,624,045
Shares outstanding	69,504
Net asset value and offering price per share		$23.37
Class 529C shares
Net assets	$2,281,542
Shares outstanding	97,704
Net asset value and offering price per share		$23.35

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/08

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$237,067,826
Interest	5,568,451
Foreign taxes withheld	(2,491,944)
Total investment income		$240,144,333
Expenses
Management fee	$61,614,398
Distribution and service fees	41,571,944
Program manager fees	19,272
Shareholder servicing costs	13,530,750
Administrative services fee	1,019,542
Retirement plan administration and services fees	235,709
Independent trustees’ compensation	141,086
Custodian fee	496,194
Shareholder communications	604,580
Auditing fees	49,457
Legal fees	227,595
Miscellaneous	732,003
Total expenses		$120,242,530
Fees paid indirectly	(9,025)
Reduction of expenses by investment adviser	(1,896,450)
Net expenses		$118,337,055
Net investment income		$121,807,278
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$34,295,044
Foreign currency transactions	9,264
Net realized gain (loss) on investments and foreign currency transactions		$34,304,308
Change in unrealized appreciation (depreciation)
Investments	$(1,030,513,322)
Translation of assets and liabilities in foreign currencies	(122,089)
Net unrealized gain (loss) on investments and foreign currency translation		$(1,030,635,411)
Net realized and unrealized gain (loss) on investments and foreign currency		$(996,331,103)
Change in net assets from operations		$(874,523,825)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 8/31
Change in net assets	2008	2007
From operations
Net investment income	$121,807,278	$97,833,887
Net realized gain (loss) on investments and foreign currency transactions	34,304,308	644,464,792
Net unrealized gain (loss) on investments and foreign currency translation	(1,030,635,411)	651,116,538
Change in net assets from operations	$(874,523,825)	$1,393,415,217
Distributions declared to shareholders
From net investment income
Class A	$(70,728,880)	$(74,843,923)
Class B	(4,219,671)	(7,854,264)
Class C	(5,397,628)	(6,903,771)
Class I	(23,777,864)	(22,163,116)
Class W	(4,119,225)	(379,376)
Class R (b)	(414,601)	(1,172,262)
Class R1	(115,459)	(55,300)
Former Class R2 (b)	(109,649)	(73,907)
Class R2 (formerly Class R3)	(1,557,993)	(607,901)
Class R3 (formerly Class R4)	(1,919,285)	(984,911)
Class R4 (formerly Class R5)	(2,361,747)	(1,457,291)
Class 529A	(58,822)	(56,466)
Class 529B	(5,880)	(7,521)
Class 529C	(8,384)	(10,543)
From net realized gain on investments
Class A	(422,791,205)	(161,744,414)
Class B	(65,938,831)	(34,846,208)
Class C	(73,497,065)	(28,334,762)
Class I	(106,851,483)	(37,523,913)
Class W	(8,514,237)	(415,807)
Class R (b)	(3,981,123)	(3,323,744)
Class R1	(1,493,207)	(202,116)
Former Class R2 (b)	(1,069,576)	(177,924)
Class R2 (formerly Class R3)	(8,461,563)	(1,332,483)
Class R3 (formerly Class R4)	(11,062,481)	(1,724,464)
Class R4 (formerly Class R5)	(11,042,447)	(1,986,525)
Class 529A	(431,704)	(129,843)
Class 529B	(125,712)	(31,527)
Class 529C	(174,133)	(45,316)
Total distributions declared to shareholders	$(830,229,855)	$(388,389,598)
Change in net assets from fund share transactions	$1,550,678,271	$1,030,845,190
Total change in net assets	$(154,075,409)	$2,035,870,809
Net assets
At beginning of period	10,411,552,860	8,375,682,051
At end of period (including undistributed net investment income of $22,011,318 and $15,000,329, respectively)	$10,257,477,451	$10,411,552,860

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following the conversion, Class R3 shares were renamed Class R2 shares.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$28.11	$25.20	$23.81	$20.88	$18.03
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.30	$0.34	$0.28	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(2.43)	3.77	2.48	2.91	2.84
Total from investment operations	$(2.11)	$4.07	$2.82	$3.19	$3.07
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.36)	$(0.29)	$(0.26)	$(0.22)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—	—
Total distributions declared to shareholders	$(2.25)	$(1.16)	$(1.43)	$(0.26)	$(0.22)
Net asset value, end of period	$23.75	$28.11	$25.20	$23.81	$20.88
Total return (%) (r)(s)(t)	(8.27)	16.42	12.36	15.36	17.13 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.13	1.17	1.16	1.18
Expenses after expense reductions (f)	1.10	1.11	1.16	1.16	1.18
Net investment income	1.24	1.10	1.40	1.23	1.14
Portfolio turnover	31	26	26	24	42
Net assets at end of period (000 Omitted)	$5,724,586	$6,239,176	$4,929,525	$4,554,484	$3,527,854

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$27.92	$25.04	$23.66	$20.77	$17.94
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.12	$0.17	$0.13	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(2.41)	3.74	2.49	2.90	2.83
Total from investment operations	$(2.26)	$3.86	$2.66	$3.03	$2.93
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.18)	$(0.14)	$(0.14)	$(0.10)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—	—
Total distributions declared to shareholders	$(2.07)	$(0.98)	$(1.28)	$(0.14)	$(0.10)
Net asset value, end of period	$23.59	$27.92	$25.04	$23.66	$20.77
Total return (%) (r)(s)(t)	(8.87)	15.64	11.66	14.61	16.35 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.78	1.82	1.81	1.82
Expenses after expense reductions (f)	1.75	1.76	1.81	1.81	1.82
Net investment income	0.58	0.44	0.72	0.58	0.49
Portfolio turnover	31	26	26	24	42
Net assets at end of period (000 Omitted)	$672,484	$1,049,401	$1,139,651	$1,262,029	$1,199,074

See Notes to Financial Statements

22

Financial Highlights – continued

Class C	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$27.88	$25.01	$23.64	$20.75	$17.93
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.12	$0.18	$0.13	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(2.41)	3.74	2.47	2.90	2.82
Total from investment operations	$(2.26)	$3.86	$2.65	$3.03	$2.92
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.19)	$(0.14)	$(0.14)	$(0.10)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—	—
Total distributions declared to shareholders	$(2.08)	$(0.99)	$(1.28)	$(0.14)	$(0.10)
Net asset value, end of period	$23.54	$27.88	$25.01	$23.64	$20.75
Total return (%) (r)(s)(t)	(8.88)	15.66	11.65	14.63	16.32 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.78	1.82	1.81	1.82
Expenses after expense reductions (f)	1.75	1.76	1.81	1.81	1.82
Net investment income	0.59	0.45	0.74	0.58	0.49
Portfolio turnover	31	26	26	24	42
Net assets at end of period (000 Omitted)	$950,299	$1,052,467	$881,538	$863,486	$761,669

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$28.24	$25.32	$23.91	$20.95	$18.10
Income (loss) from investment operations
Net investment income (d)	$0.41	$0.40	$0.43	$0.37	$0.30
Net realized and unrealized gain (loss) on investments and foreign currency	(2.44)	3.77	2.49	2.91	2.84
Total from investment operations	$(2.03)	$4.17	$2.92	$3.28	$3.14
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.45)	$(0.37)	$(0.32)	$(0.29)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—	—
Total distributions declared to shareholders	$(2.34)	$(1.25)	$(1.51)	$(0.32)	$(0.29)
Net asset value, end of period	$23.87	$28.24	$25.32	$23.91	$20.95
Total return (%) (r)(s)	(7.94)	16.78	12.78	15.78	17.47 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.76	0.78	0.82	0.81	0.83
Expenses after expense reductions (f)	0.75	0.76	0.81	0.81	0.83
Net investment income	1.60	1.45	1.77	1.59	1.50
Portfolio turnover	31	26	26	24	42
Net assets at end of period (000 Omitted)	$1,663,139	$1,529,643	$1,162,665	$899,654	$593,364

See Notes to Financial Statements

24

Financial Highlights – continued

Class W	Years ended 8/31
	2008	2007	2006 (i)
Net asset value, beginning of period	$28.11	$25.20	$25.04
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.37	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(2.42)	3.77	0.02	(g)
Total from investment operations	$(2.05)	$4.14	$0.26
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.43)	$(0.10)
From net realized gain on investments	(1.94)	(0.80)	—
Total distributions declared to shareholders	$(2.32)	$(1.23)	$(0.10)
Net asset value, end of period	$23.74	$28.11	$25.20
Total return (%) (r)(s)	(8.05)	16.73	1.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.88	0.92	(a)
Expenses after expense reductions (f)	0.85	0.86	0.91	(a)
Net investment income	1.54	1.37	3.32	(a)
Portfolio turnover	31	26	26
Net assets at end of period (000 Omitted)	$581,005	$69,115	$8,952

See Notes to Financial Statements

25

Financial Highlights – continued

Class R1	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$27.76	$24.93	$23.63	$23.17
Income (loss) from investment operations
Net investment income (d)	$0.14	$0.10	$0.22	$0.09
Net realized and unrealized gain (loss) on investments and foreign currency	(2.40)	3.72	2.39	0.42	(g)
Total from investment operations	$(2.26)	$3.82	$2.61	$0.51
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.19)	$(0.17)	$(0.05)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(2.08)	$(0.99)	$(1.31)	$(0.05)
Net asset value, end of period	$23.42	$27.76	$24.93	$23.63
Total return (%) (r)(s)	(8.91)	15.55	11.51	2.21	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	1.92	2.02	2.04	(a)
Expenses after expense reductions (f)	1.79	1.86	1.92	2.04	(a)
Net investment income	0.54	0.36	0.93	0.89	(a)
Portfolio turnover	31	26	26	24
Net assets at end of period (000 Omitted)	$25,252	$15,823	$4,639	$574

See Notes to Financial Statements

26

Financial Highlights – continued

Class R2 (formerly Class R3)	Years ended 8/31
	2008	2007	2006	2005	2004 (i)
Net asset value, beginning of period	$27.94	$25.07	$23.71	$20.84	$18.73
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.22	$0.31	$0.21	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(2.42)	3.75	2.43	2.88	2.12
Total from investment operations	$(2.15)	$3.97	$2.74	$3.09	$2.23
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.30)	$(0.24)	$(0.22)	$(0.12)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—	—
Total distributions declared to shareholders	$(2.20)	$(1.10)	$(1.38)	$(0.22)	$(0.12)
Net asset value, end of period	$23.59	$27.94	$25.07	$23.71	$20.84
Total return (%) (r)(s)	(8.46)	16.07	12.03	14.91	11.93	(b)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.47	1.56	1.57	1.59	(a)
Expenses after expense reductions (f)	1.28	1.41	1.47	1.57	1.59	(a)
Net investment income	1.10	0.81	1.27	0.93	0.80	(a)
Portfolio turnover	31	26	26	24	42
Net assets at end of period (000 Omitted)	$246,027	$98,970	$30,001	$8,316	$414

See Notes to Financial Statements

27

Financial Highlights – continued

Class R3 (formerly Class R4)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$28.07	$25.17	$23.81	$23.29
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.30	$0.42	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(2.43)	3.75	2.39	0.44	(g)
Total from investment operations	$(2.10)	$4.05	$2.81	$0.59
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.35)	$(0.31)	$(0.07)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(2.26)	$(1.15)	$(1.45)	$(0.07)
Net asset value, end of period	$23.71	$28.07	$25.17	$23.81
Total return (%) (r)(s)	(8.25)	16.38	12.33	2.53	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.18	1.22	1.23	(a)
Expenses after expense reductions (f)	1.04	1.16	1.22	1.23	(a)
Net investment income	1.29	1.07	1.80	1.94	(a)
Portfolio turnover	31	26	26	24
Net assets at end of period (000 Omitted)	$190,002	$128,909	$46,731	$400

See Notes to Financial Statements

28

Financial Highlights – continued

Class R4 (formerly Class R5)	Years ended 8/31
	2008	2007	2006	2005 (i)
Net asset value, beginning of period	$28.13	$25.22	$23.83	$23.29
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.39	$0.45	$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(2.43)	3.75	2.43	0.47	(g)
Total from investment operations	$(2.03)	$4.14	$2.88	$0.62
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.43)	$(0.35)	$(0.08)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—
Total distributions declared to shareholders	$(2.33)	$(1.23)	$(1.49)	$(0.08)
Net asset value, end of period	$23.77	$28.13	$25.22	$23.83
Total return (%) (r)(s)	(7.99)	16.70	12.64	2.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.88	0.92	0.92	(a)
Expenses after expense reductions (f)	0.78	0.86	0.91	0.92	(a)
Net investment income	1.58	1.39	1.80	1.57	(a)
Portfolio turnover	31	26	26	24
Net assets at end of period (000 Omitted)	$194,753	$137,524	$60,124	$51

See Notes to Financial Statements

29

Financial Highlights – continued

Class 529A	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$27.96	$25.09	$23.71	$20.80	$18.00
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.23	$0.28	$0.23	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(2.42)	3.74	2.48	2.90	2.80
Total from investment operations	$(2.15)	$3.97	$2.76	$3.13	$2.98
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.24)	$(0.22)	$(0.18)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—	—
Total distributions declared to shareholders	$(2.19)	$(1.10)	$(1.38)	$(0.22)	$(0.18)
Net asset value, end of period	$23.62	$27.96	$25.09	$23.71	$20.80
Total return (%) (r)(s)(t)	(8.45)	16.09	12.11	15.09	16.63 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.38	1.42	1.41	1.43
Expenses after expense reductions (f)	1.28	1.36	1.41	1.41	1.43
Net investment income	1.05	0.85	1.18	0.99	0.91
Portfolio turnover	31	26	26	24	42
Net assets at end of period (000 Omitted)	$6,025	$6,194	$3,947	$2,914	$1,673

See Notes to Financial Statements

30

Financial Highlights – continued

Class 529B	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$27.69	$24.87	$23.52	$20.67	$17.87
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.06	$0.13	$0.08	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(2.39)	3.71	2.45	2.87	2.81
Total from investment operations	$(2.29)	$3.77	$2.58	$2.95	$2.86
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.15)	$(0.09)	$(0.10)	$(0.06)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—	—
Total distributions declared to shareholders	$(2.03)	$(0.95)	$(1.23)	$(0.10)	$(0.06)
Net asset value, end of period	$23.37	$27.69	$24.87	$23.52	$20.67
Total return (%) (r)(s)(t)	(9.05)	15.37	11.39	14.32	16.03 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	2.03	2.06	2.06	2.07
Expenses after expense reductions (f)	1.94	2.01	2.06	2.06	2.07
Net investment income	0.40	0.20	0.53	0.34	0.27
Portfolio turnover	31	26	26	24	42
Net assets at end of period (000 Omitted)	$1,624	$1,823	$946	$655	$439

See Notes to Financial Statements

31

Financial Highlights – continued

Class 529C	Years ended 8/31
	2008	2007	2006	2005	2004
Net asset value, beginning of period	$27.67	$24.86	$23.51	$20.66	$17.86
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.06	$0.12	$0.08	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(2.39)	3.70	2.46	2.87	2.81
Total from investment operations	$(2.29)	$3.76	$2.58	$2.95	$2.86
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.15)	$(0.09)	$(0.10)	$(0.06)
From net realized gain on investments	(1.94)	(0.80)	(1.14)	—	—
Total distributions declared to shareholders	$(2.03)	$(0.95)	$(1.23)	$(0.10)	$(0.06)
Net asset value, end of period	$23.35	$27.67	$24.86	$23.51	$20.66
Total return (%) (r)(s)(t)	(9.05)	15.34	11.39	14.32	16.03 (b)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.95	2.03	2.06	2.06	2.07
Expenses after expense reductions (f)	1.94	2.01	2.06	2.06	2.07
Net investment income	0.40	0.20	0.51	0.36	0.26
Portfolio turnover	31	26	26	24	42
Net assets at end of period (000 Omitted)	$2,282	$2,463	$1,279	$1,062	$643

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a)	Annualized.
(b)	The fund’s net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the accrual was recorded.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, October 31, 2003 (Class R2), April 1, 2005 (Classes R1, R3, and R4) and May 1, 2006 (Class W) through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

32

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Standard”) was issued, and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. This Standard provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standard to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Standard on the fund’s financial statements.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by an third party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from an

33

Notes to Financial Statements – continued

third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from independent pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

34

Notes to Financial Statements – continued

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund and other funds managed by Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – State Street Bank and Trust Company (“State Street”), as lending agent, may loan the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the

35

Notes to Financial Statements – continued

Borrower, and is allocated between the fund and the lending agent. Net income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2008, the value of securities loaned was $319,828,645. These loans were collateralized by cash of $326,658,392 and U.S. Treasury obligations of $719,877.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the first day of the

36

Notes to Financial Statements – continued

fund’s fiscal year. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. It is the fund’s policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. No such charges were recorded in the current financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

	8/31/08	8/31/07
Ordinary income (including any short-term capital gains)	$173,946,949	$125,426,306
Long-term capital gain	656,282,906	262,963,292
Total distributions	$830,229,855	$388,389,598

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/08
Cost of investments	$9,232,739,386
Gross appreciation	1,841,826,400
Gross depreciation	(479,207,229)
Net unrealized appreciation (depreciation)	$1,362,619,171
Undistributed ordinary income	22,019,918
Post-October capital loss deferral	(139,273,489)
Other temporary differences	(644,040)

37

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, program manager, and retirement plan administration and services fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund’s average daily net assets.

The investment adviser had agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $7.5 billion. This written agreement terminated on November 30, 2007. Effective December 1, 2007, the investment adviser has agreed in writing to reduce its management fee to:

From $7.5 to $10 billion of average daily net assets	0.53%
Next $2.5 billion of average daily net assets	0.50%
Average daily net assests in excess of $12.5 billion	0.45%

This written agreement will continue through November 30, 2012. This management fee reduction amounted to $1,843,684, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets.

Effective September 1, 2008, the advisory agreement has been amended such that the management fee is computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Average daily net assets in excess of $10 billion	0.50%

Also, effective September 1, 2008, the investment adviser has agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $12.5 billion.

38

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $430,354 and $2,843 for the year ended August 31, 2008, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$20,895,062
Class B	0.75%	0.25%	1.00%	1.00%	8,541,607
Class C	0.75%	0.25%	1.00%	1.00%	10,110,525
Class W	0.10%	—	0.10%	0.10%	303,553
Class R (b)	0.25%	0.25%	0.50%	0.50%	189,070
Class R1	0.75%	0.25%	1.00%	0.88%	192,603
Former Class R2 (b)	0.25%	0.25%	0.50%	0.50%	66,252
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	810,094
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	400,707
Class 529A	0.25%	0.25%	0.50%	0.35%	21,286
Class 529B	0.75%	0.25%	1.00%	1.00%	17,289
Class 529C	0.75%	0.25%	1.00%	1.00%	23,896
Total Distribution and Service Fees					$41,571,944

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2008 based on each class’ average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund’s Board of Trustees may determine. Effective March 1, 2008, the distribution fee rate for Class R1 shares increased from 0.50% to 0.75%

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within

39

Notes to Financial Statements – continued

12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2008, were as follows:

Amount
Class A	$12,307
Class B	$668,551
Class C	$11,050
Class 529B	$1,517
Class 529C	$309

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. Prior to April 1, 2008, the agreement with MFD provided that MFD receive an annual fee of up to 0.35%, and the parties established the annual fee at 0.25%. The program manager fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.19% of average daily net assets for each of the fund’s 529 classes. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2008, were as follows:

Amount
Class 529A	$11,465
Class 529B	3,284
Class 529C	4,523
Total Program Manager Fees	$19,272

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2008, the fee was $2,965,800, which equated to 0.0289% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $9,153,650.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and each underlying fund in

40

Notes to Financial Statements – continued

which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended August 31, 2008, these costs for the fund amounted to $1,411,300 and are reflected in the shareholder servicing costs on the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2008 was equivalent to an annual effective rate of 0.0099% of the fund’s average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, prior to March 1, 2008, MFS was responsible for providing certain retirement plan administration and services with respect to certain shares. These services included various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may have been provided directly by MFS or by a third party. MFS generally paid all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2008, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class’ average daily net assets:

	Beginning of period through 12/31/07	Effective 1/01/08	Effective 3/01/08	Annual Effective Rate (g)	Total Amount
Class R1	0.35%	0.35%	—	0.16%	$35,851
Former Class R2 (b)	0.25%	—	—	0.09%	12,476
Class R2 (formerly Class R3)	0.15%	—	—	0.04%	58,160
Class R3 (formerly Class R4)	0.15%	—	—	0.05%	77,240
Class R4 (formerly Class R5)	0.10%	—	—	0.03%	51,982
Total Retirement Plan Administration and Services Fees					$235,709

(b)	At the close of business on April 18, 2008, Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.
(g)	Effective January 1, 2008, the annual retirement plan administration and services fee was eliminated for R share classes, other than Class R1 shares. Effective March 1, 2008, the annual retirement plan administration and services fee was eliminated for Class R1 shares.

41

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired independent trustees which resulted in a pension expense of $1,093. This amount is included in independent trustees’ compensation for the year ended August 31, 2008. The liability for deferred retirement benefits payable to certain retired independent trustees amounted to $8,600 at August 31, 2008, and is included in payable for independent trustees’ compensation.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provides for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended August 31, 2008, the fee paid by the fund to Tarantino LLC and Griffin Compliance LLC was $72,947 and is included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund to Tarantino LLC in the amount of $52,766, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $3,988,368,547 and $3,157,597,179, respectively.

42

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares sold
Class A	86,069,004	$2,236,318,273	82,897,137	$2,284,935,155
Class B	1,907,676	49,149,792	4,097,957	110,802,297
Class C	8,557,410	218,552,020	7,629,570	207,679,463
Class I	20,262,584	517,717,688	12,095,417	335,715,810
Class W	25,112,117	623,140,497	2,226,482	62,441,031
Class R (b)	1,385,503	37,451,432	1,032,032	28,054,647
Class R1	701,608	18,116,215	699,966	19,124,968
Former Class R2 (b)	905,950	23,480,033	576,831	15,856,845
Class R2 (formerly Class R3)	8,592,789	217,364,251	4,004,768	109,306,754
Class R3 (formerly Class R4)	5,080,886	130,948,123	5,573,616	153,833,399
Class R4 (formerly Class R5)	6,508,294	172,369,910	3,481,769	95,988,445
Class 529A	44,600	1,093,545	76,026	2,073,352
Class 529B	7,042	176,417	30,024	813,107
Class 529C	14,558	372,338	46,425	1,253,885
	165,150,021	$4,246,250,534	124,468,020	$3,427,879,158
Shares issued to shareholders in reinvestment of distributions
Class A	14,747,850	$390,320,630	7,002,269	$186,811,539
Class B	2,190,531	57,861,235	1,327,246	35,109,854
Class C	1,822,295	48,010,577	834,009	22,045,467
Class I	4,550,064	120,814,399	2,113,899	56,679,995
Class W	451,347	11,641,957	25,338	685,714
Class R (b)	130,998	3,481,221	157,270	4,176,605
Class R1	61,410	1,608,666	9,740	257,416
Former Class R2 (b)	44,686	1,176,701	9,477	251,790
Class R2 (formerly Class R3)	380,300	9,957,529	72,416	1,930,007
Class R3 (formerly Class R4)	492,217	12,981,766	101,166	2,708,973
Class R4 (formerly Class R5)	274,670	7,241,027	12,968	364,151
Class 529A	18,617	490,490	7,005	186,245
Class 529B	5,029	131,592	1,484	39,048
Class 529C	6,981	182,517	2,123	55,859
	25,176,995	$665,900,307	11,676,410	$311,302,663

43

Notes to Financial Statements – continued

	Year ended 8/31/08		Year ended 8/31/07
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(81,712,080)	$(2,145,146,045)	(63,526,514)	$(1,756,904,603)
Class B	(13,175,491)	(339,199,800)	(13,355,675)	(365,457,041)
Class C	(7,762,108)	(196,554,106)	(5,960,195)	(162,740,623)
Class I	(9,291,362)	(245,943,303)	(5,977,035)	(167,400,144)
Class W	(3,547,674)	(87,306,230)	(147,993)	(4,084,628)
Class R (b)	(3,915,578)	(102,959,050)	(2,812,920)	(77,996,184)
Class R1	(254,731)	(6,381,496)	(325,820)	(8,841,369)
Former Class R2 (b)	(1,407,645)	(35,373,200)	(309,910)	(8,484,016)
Class R2 (formerly Class R3)	(2,085,401)	(52,051,070)	(1,731,828)	(47,281,104)
Class R3 (formerly Class R4)	(2,152,810)	(55,002,992)	(2,938,269)	(80,696,299)
Class R4 (formerly Class R5)	(3,478,526)	(94,277,219)	(990,264)	(27,530,499)
Class 529A	(29,663)	(742,098)	(18,872)	(514,741)
Class 529B	(8,406)	(210,422)	(3,710)	(102,409)
Class 529C	(12,856)	(325,539)	(10,964)	(302,971)
	(128,834,331)	$(3,361,472,570)	(98,109,969)	$(2,708,336,631)
Net change
Class A	19,104,774	$481,492,858	26,372,892	$714,842,091
Class B	(9,077,284)	(232,188,773)	(7,930,472)	(219,544,890)
Class C	2,617,597	70,008,491	2,503,384	66,984,307
Class I	15,521,286	392,588,784	8,232,281	224,995,661
Class W	22,015,790	547,476,224	2,103,827	59,042,117
Class R (b)	(2,399,077)	(62,026,397)	(1,623,618)	(45,764,932)
Class R1	508,287	13,343,385	383,886	10,541,015
Former Class R2 (b)	(457,009)	(10,716,466)	276,398	7,624,619
Class R2 (formerly Class R3)	6,887,688	175,270,710	2,345,356	63,955,657
Class R3 (formerly Class R4)	3,420,293	88,926,897	2,736,513	75,846,073
Class R4 (formerly Class R5)	3,304,438	85,333,718	2,504,473	68,822,097
Class 529A	33,554	841,937	64,159	1,744,856
Class 529B	3,665	97,587	27,798	749,746
Class 529C	8,683	229,316	37,584	1,006,773
	61,492,685	$1,550,678,271	38,034,461	$1,030,845,190

(b)	At the close of business on April 18, 2008, Class R and Class R2 shares converted into Class R3 shares. Following this conversion, Class R3 shares were renamed Class R2 shares.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, MFS Moderate Allocation Fund, MFS Aggressive Growth Fund, and MFS Conservative Allocation Fund were the owners of record of approximately 4%, 3%, 2% and 1% respectively, of the value of outstanding voting shares of the fund.

44

Notes to Financial Statements – continued

In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2008, the fund’s commitment fee and interest expense were $44,440 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Gain Contingency

The fund’s investment adviser, MFS, was the subject of an administrative proceeding concerning market timing which resulted in the Securities and Exchange Commission (the “SEC”) entering an order approving a settlement with MFS and two of its former officers (the “Settlement Order”). Under the terms of the Settlement Order, MFS transferred $175 million in disgorgement and $50 million in penalty (the “Payments”) to a Fair Fund established by the SEC, from which settlement funds will be distributed to current and former shareholders of the fund and certain other affected MFS retail funds. The Payments will be distributed to shareholders in accordance with a plan developed by an independent distribution consultant (the “IDC”) in consultation with MFS and the Board of Trustees of the MFS retail funds. The plan was approved in July 2007 by the SEC. Pursuant to the distribution plan, after the distributions to eligible shareholders have been made, residual amounts, if any, may be available for distribution to the fund and certain other affected MFS retail funds. Payments made by third parties into other settlement funds to remediate harm caused by the third party’s late or excessive trading in certain MFS funds may also become part of the residual amounts. At this time, the residual amounts, if any, cannot be reasonably estimated and the fund has not accrued an estimate for any amounts to be received.

45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of

MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 15, 2008

46

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003

47

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman ; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

48

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Robert J. Manning (k) (born 10/20/63)	President	March 2008	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Maria F. Dwyer (k) (born 12/01/58)	Treasurer	March 2008	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); President of the Funds (November 2005 – March 2008); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (prior to March 2004)

49

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

50

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees.

51

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Ernst & Young LLP 200 Clarendon Street, Boston, MA 02116
Portfolio Manager
Nevin Chitkara
Steven Gorham

52

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2008 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2007 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers,

53

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2007, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 1st quintile for each of the one and five-year periods ended December 31, 2007 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

54

Board Review of Investment Advisory Agreement – continued

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on average daily net assets over $7.5 billion, $10.0 billion, and $12.5 billion, which is in effect for the Fund through November 30, 2012 and may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account the advisory fee waiver), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is currently subject to the breakpoints described above and that MFS has agreed to amend the Fund’s investment advisory agreement to reflect the breakpoints at $7.5 billion and $10 billion effective September 1, 2008. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

55

Board Review of Investment Advisory Agreement – continued

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2008.

Note: MFD has agreed to the Trustees’ recommendation to eliminate the distribution fee component of the 12b-1 fee paid by the Fund’s Class A and Class 529A shares, effective March 1, 2009.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2008 by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

56

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $660,967,636 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

57

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

58

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter. To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2008 and 2007, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
Fees billed by Deloitte:	2008	2007
MFS Cash Reserve Fund	28,006	28,640

	Audit Fees
Fees billed by E&Y:	2008	2007
MFS Core Equity Fund	38,435	38,645
MFS Core Growth Fund	38,993	39,185
MFS New Discovery Fund	38,435	38,645
MFS Research International Fund	41,441	41,550
MFS Technology Fund	38,435	38,645
MFS Value Fund	38,993	39,185

Total	234,732	235,855

For the fiscal years ended August 31, 2008 and 2007, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
Fees billed by Deloitte:	2008	2007	2008	2007	2008	2007
To MFS Cash Reserve Fund	2,500	0	2,738	3,266	1,207	485
To MFS and MFS Related Entities of MFS Cash Reserve Fund*	1,340,542	905,470	0	0	191,422	543,753

Aggregate fees for non-audit services:	2008	2007
To MFS Cash Reserve Fund, MFS and MFS Related Entities#	1,640,796	1,600,552

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
Fees billed by E&Y:	2008	2007	2008	2007	2008	2007
To MFS Core Equity Fund	0	0	8,131	6,890	0	0
To MFS Core Growth Fund	0	0	8,131	6,890	0	0
To MFS New Discovery Fund	0	0	8,131	6,890	0	0
To MFS Research International Fund	0	0	8,521	7,267	0	0
To MFS Technology Fund	0	0	8,131	6,890	0	0
To MFS Value Fund	0	0	8,131	6,890	0	0
To MFS and MFS Related Entities of MFS Core Equity Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Core Growth Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS New Discovery Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Research International Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Technology Fund*	0	0	0	0	0	0
To MFS and MFS Related Entities of MFS Value Fund*	0	0	0	0	0	0

Aggregate fees for non-audit services:	2008	2007
To MFS Core Equity Fund, MFS and MFS Related Entities#	232,668	180,374
To MFS Core Growth Fund, MFS and MFS Related Entities#	232,668	180,374
To MFS New Discovery Fund, MFS and MFS Related Entities#	232,668	180,374
To MFS Research International Fund, MFS and MFS Related Entities#	233,058	180,751
To MFS Technology Fund, MFS and MFS Related Entities#	232,668	180,374
To MFS Value Fund, MFS and MFS Related Entities#	232,668	180,374

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):	Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President

Date: October 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBERT J. MANNING
Robert J. Manning, President (Principal Executive Officer)

Date: October 15, 2008

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 15, 2008

*	Print name and title of each signing officer under his or her signature.